RETIREMENT 401(k) INVESTMENT PLAN

                                       OF

                               DIME BANCORP, INC.



                         -------------------------------



                              Amended and Restated
                       Generally Effective January 1, 2001


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                                TABLE OF CONTENTS
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ARTICLE 1         Definitions.....................................................................................1
         Section 1.1       Account................................................................................1
         Section 1.2       Actual Deferral Percentage.............................................................1
         Section 1.3       Affiliate..............................................................................2
         Section 1.4       After-Tax Employee Contributions.......................................................2
         Section 1.5       Anchor.................................................................................2
         Section 1.6       Anchor Base Contributions..............................................................2
         Section 1.7       Anchor Plan............................................................................2
         Section 1.8       Bank...................................................................................2
         Section 1.9       Bank Employee..........................................................................2
         Section 1.10      Bank Matching Contributions............................................................3
         Section 1.11      Bank Member............................................................................3
         Section 1.12      Bank Stock.............................................................................3
         Section 1.13      Basic After-Tax Employee Contributions.................................................3
         Section 1.14      Basic Bank Compensation................................................................3
         Section 1.15      Basic Bank Employee Contributions......................................................3
         Section 1.16      Basic Employee Contributions...........................................................3
         Section 1.17      Basic NAMCO Employee Contributions.....................................................4
         Section 1.18      Basic NAMCO Compensation...............................................................4
         Section 1.19      Basic Pre-Tax Employee Contributions...................................................4
         Section 1.20      Beneficiary............................................................................4
         Section 1.21      Board..................................................................................4
         Section 1.22      Break in Service.......................................................................4
         Section 1.23      Code...................................................................................4
         Section 1.24      Committee..............................................................................4
         Section 1.25      Company................................................................................4
         Section 1.26      Compensation Committee.................................................................4
         Section 1.27      Contribution Percentage................................................................4
         Section 1.28      Direct Rollover........................................................................5
         Section 1.29      Disability.............................................................................5
         Section 1.30      Distributee............................................................................5
         Section 1.31      Domestic Relations Order...............................................................5
         Section 1.32      Eligible Bank Employee.................................................................6
         Section 1.33      Eligible Employee......................................................................6
         Section 1.34      Eligible NAMCO Employee................................................................6
         Section 1.35      Eligible Retirement Plan...............................................................6
         Section 1.36      Eligible Rollover Distribution.........................................................6
         Section 1.37      Employee...............................................................................6
         Section 1.38      Employee Contributions.................................................................6
         Section 1.39      ERISA..................................................................................6
         Section 1.40      Family Member..........................................................................7
         Section 1.41      Five Percent Owner.....................................................................7
         Section 1.42      Forfeitures............................................................................7
         Section 1.43      Former Bank Member.....................................................................7

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         Section 1.44      Former Member..........................................................................7
         Section 1.45      Former NAMCO Member....................................................................7
         Section 1.46      Grandfathered Bank Employee............................................................7
         Section 1.47      Hardship...............................................................................7
         Section 1.48      Highly Compensated Employee............................................................7
         Section 1.49      Hour of Service........................................................................9
         Section 1.50      Insider................................................................................9
         Section 1.51      Investment Funds.......................................................................9
         Section 1.52      Lincoln................................................................................9
         Section 1.53      Lincoln Plan...........................................................................9
         Section 1.54      LTWs...................................................................................9
         Section 1.55      Matching Contributions.................................................................9
         Section 1.56      Maternity or Paternity Leave...........................................................9
         Section 1.57      Member................................................................................10
         Section 1.58      Mortgage Bank Employee................................................................10
         Section 1.59      Named Fiduciary.......................................................................10
         Section 1.60      NAMCO.................................................................................10
         Section 1.61      NAMCO Combination Agreement...........................................................10
         Section 1.62      NAMCO Employee........................................................................10
         Section 1.63      NAMCO Matching Contributions..........................................................10
         Section 1.64      NAMCO Member..........................................................................10
         Section 1.65      NAMCO Money Purchase Contributions....................................................11
         Section 1.66      NAMCO Plan............................................................................11
         Section 1.67      NAMCO Plan Participant................................................................11
         Section 1.68      NAMCO Plan Profit-Sharing Contributions...............................................11
         Section 1.69      NAMCO Profit Sharing Contribution.....................................................11
         Section 1.70      1995 Restatement Effective Date.......................................................11
         Section 1.71      Normal Retirement Age.................................................................11
         Section 1.72      Pension Plan..........................................................................11
         Section 1.73      Period of Service.....................................................................11
         Section 1.74      Period of Severance...................................................................16
         Section 1.75      Plan..................................................................................16
         Section 1.76      Plan Administrator....................................................................16
         Section 1.77      Plan Year.............................................................................16
         Section 1.78      Pre-Tax Employee Contributions........................................................17
         Section 1.79      Primary Family Member.................................................................17
         Section 1.80      Prior Plan............................................................................17
         Section 1.81      Qualified Domestic Relations Order....................................................17
         Section 1.82      Retirement............................................................................17
         Section 1.83      Rollover Contribution.................................................................17
         Section 1.84      Rollover Transfer Contribution........................................................18
         Section 1.85      Salary................................................................................18
         Section 1.86      SEC...................................................................................18
         Section 1.87      Section 16 Rules......................................................................18
         Section 1.88      Severance from Service Date...........................................................18
         Section 1.89      Severance Pay.........................................................................18

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         Section 1.90      Share.................................................................................19
         Section 1.91      Special Bank Contributions............................................................19
         Section 1.92      Special Contributions.................................................................19
         Section 1.93      Special NAMCO Contributions...........................................................19
         Section 1.94      Supplemental After-Tax Employee Contributions.........................................19
         Section 1.95      Supplemental Employee Contributions...................................................19
         Section 1.96      Supplemental Pre-Tax Employee Contributions...........................................19
         Section 1.97      Total Compensation....................................................................19
         Section 1.98      Trust.................................................................................20
         Section 1.99      Trust Agreement.......................................................................20
         Section 1.100     Trust Fund............................................................................20
         Section 1.101     Trustee...............................................................................20
         Section 1.102     2001 Restatement Effective Date.......................................................20

ARTICLE 2         Membership.....................................................................................21
         Section 2.1       Eligibility for Membership in the Bank Portion of the Plan............................21
         Section 2.2       Eligibility for Membership in the Bank Portion of the Plan............................22
         Section 2.3       Commencement of Membership............................................................22
         Section 2.4       Termination of Membership.............................................................23
         Section 2.5       Employment Status for Participation Purposes..........................................23

ARTICLE 3         Special Provisions.............................................................................24
         Section 3.1       Military Service......................................................................24
         Section 3.2       Maternity and Paternity Leave.........................................................24
         Section 3.3       Leave of Absence......................................................................24

ARTICLE 4         Bank Portion of the Plan.......................................................................25
         Section 4.1       Employee Contributions................................................................25
         Section 4.2       Changes of Employee Contributions.....................................................26
         Section 4.3       Rollover Contributions................................................................26
         Section 4.4       Rollover Transfer Contributions.......................................................26
         Section 4.5       Certain Inter-Trustee Transfers.......................................................27
         Section 4.6       Payment of Bank Members' Contributions to the Trust Fund..............................27
         Section 4.7       Bank Matching Contributions...........................................................27
         Section 4.8       Special Bank Contributions............................................................27
         Section 4.9       Payment of Bank Contributions to the Trust Fund.......................................28
         Section 4.10      Special Make-up Contributions.........................................................28

ARTICLE 5         NAMCO Portion of the Plan......................................................................29
         Section 5.1       Employee Contributions................................................................29
         Section 5.2       Changes of Employee Contributions.....................................................30
         Section 5.3       Rollover Contributions................................................................30
         Section 5.4       Rollover Transfer Contributions.......................................................30
         Section 5.5       Payment of NAMCO Members' Contributions to the Trust Fund.............................31
         Section 5.6       NAMCO Matching Contributions..........................................................31
         Section 5.7       Special NAMCO Contributions...........................................................31

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         Section 5.8       NAMCO Profit-Sharing Contributions....................................................32
         Section 5.9       Payment of NAMCO Contributions to the Trust Fund......................................32
         Section 5.10      Special Make-up Contributions.........................................................32

ARTICLE 6         Limitations on Contributions...................................................................33
         Section 6.1       Limitations on Contributions and Forfeitures..........................................33
         Section 6.2       Limitations on Contributions by Highly Compensated Employees..........................36
         Section 6.3       Maximum Pre-Tax Employee Contributions by All Employees...............................40

ARTICLE 7         Vesting and Forfeitures........................................................................42
         Section 7.1       Method of Vesting.....................................................................42
         Section 7.2       Vesting on Death, Disability or Retirement............................................44
         Section 7.3       Forfeitures on Termination of Employment..............................................45
         Section 7.4       Amounts Credited Upon Reemployment....................................................45
         Section 7.5       Vesting of an Excluded Employee.......................................................46
         Section 7.6       Allocation of Forfeitures.............................................................46
         Section 7.7       Change in Vesting Schedule............................................................46

ARTICLE 8         Investment of Trust Assets.....................................................................47
         Section 8.1       The Trust Fund........................................................................47
         Section 8.2       Management and Control of Assets......................................................47
         Section 8.3       Bank Stock............................................................................47
         Section 8.4       Valuation of Bank Stock...............................................................47
         Section 8.5       The Investment Funds..................................................................48
         Section 8.6       Investment Directions by Members......................................................48
         Section 8.7       Change of Investment Directions.......................................................49
         Section 8.8       Transfers Among Investment Funds......................................................49
         Section 8.9       Temporary Suspensions.................................................................50
         Section 8.10      Annual Statements.....................................................................50
         Section 8.11      Investment upon Tender or Exchange Offer..............................................50
         Section 8.12      LTW Distribution......................................................................50

ARTICLE 9         Voting and Tendering of Bank Stock.............................................................52
         Section 9.1       Voting of Shares......................................................................52
         Section 9.2       Response to Tender Offer..............................................................52

         Section 9.3       Form of Merger Consideration Election.................................................53

ARTICLE 10        Payment of Benefits............................................................................54
         Section 10.1      In General............................................................................54
         Section 10.2      Withdrawals during Employment.........................................................54
         Section 10.3      Withdrawals of Rollover (or Rollover Transfer) Contributions during
                           Employment............................................................................59
         Section 10.4      Beneficiaries.........................................................................59
         Section 10.5      Commencement of Payments Following Termination of Employment..........................61

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         Section 10.6      Form of Benefit Payment...............................................................61
         Section 10.7      Payment Upon Death of Member..........................................................63
         Section 10.8      Loans to Members......................................................................64
         Section 10.9      Manner of Payment.....................................................................66
         Section 10.10     Direct Rollovers......................................................................67
         Section 10.11     Missing Payee.........................................................................67
         Section 10.12     Required Information..................................................................67
         Section 10.13     T&N Plan Loans........................................................................67

ARTICLE 11        Payment of NAMCO Plan Grandfathered Benefits...................................................69
         Section 11.1      Distribution of NAMCO Plan Grandfathered Benefits.....................................69
         Section 11.2      Automatic Forms of Retirement Benefit.................................................69
         Section 11.3      Optional Forms of Retirement Benefits.................................................69
         Section 11.4      Election Requirements for Married Participants........................................70
         Section 11.5      Election Requirements for Unmarried Participants......................................71
         Section 11.6      Notice Requirements...................................................................71
         Section 11.7      Annuity Payments......................................................................71
         Section 11.8      Pre-Retirement Death Benefits.........................................................72
         Section 11.9      Post-Retirement Death Benefits........................................................72
         Section 11.10     Annuity Starting Date.................................................................72
         Section 11.11     In-Service Withdrawals and Loans......................................................72

ARTICLE 12        Administration.................................................................................73
         Section 12.1      Named Fiduciaries.....................................................................73
         Section 12.2      Plan Administrator....................................................................73
         Section 12.3      Benefits Committee....................................................................75
         Section 12.4      Compensation Committee................................................................76
         Section 12.5      Claims Procedure......................................................................77
         Section 12.6      Claims Review Procedure...............................................................77
         Section 12.7      Allocation of Fiduciary Responsibilities and Employment of Advisors...................78
         Section 12.8      Other Administrative Provisions.......................................................78

ARTICLE 13        Amendment, Termination and Tax Qualification...................................................80
         Section 13.1      Amendment and Termination.............................................................80
         Section 13.2      Conformity to Internal Revenue Code...................................................80
         Section 13.3      Notice of Amendments..................................................................80
         Section 13.4      Contingent Nature of Contributions....................................................80

ARTICLE 14        Special Rules for Top Heavy Plan Years.........................................................82
         Section 14.1      In General............................................................................82
         Section 14.2      Definition of Top Heavy Plan..........................................................82
         Section 14.3      Determination Date....................................................................82
         Section 14.4      Cumulative Accrued Benefits...........................................................83
         Section 14.5      Key Employees.........................................................................83
         Section 14.6      Required Aggregation Group............................................................84
         Section 14.7      Permissible Aggregation Group.........................................................84

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         Section 14.8      Special Requirements During Top Heavy Plan Years......................................84

ARTICLE 15        Miscellaneous Provisions.......................................................................86
         Section 15.1      Governing Law.........................................................................86
         Section 15.2      No Right to Continued Employment......................................................86
         Section 15.3      Construction of Language..............................................................86
         Section 15.4      Merger with Other Plans...............................................................86
         Section 15.5      Non-alienation of Benefits............................................................86
         Section 15.6      Procedures Involving Domestic Relations Orders........................................87
         Section 15.7      Effect of Restatement and Merger......................................................87


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                        RETIREMENT 401(k) INVESTMENT PLAN
                                       OF
                               DIME BANCORP, INC.

                                   ARTICLE 1

                                   Definitions

The following definitions apply for the purposes of the Plan, unless a different meaning is plainly indicated by the context.

Section 1.1 Account means the account maintained to record the interest of a Member in the Plan. All Accounts are valued on a daily basis.

Section 1.2 Actual Deferral Percentage means, for any group of Eligible Employees, the average of the ratios, computed separately for each Eligible Employee in such group, of (a) the amount for each Plan Year in question of (i) the Pre-Tax Employee Contributions made under section 4.1(c) or 5.1(c) that are credited to each Eligible Employee's Account, plus (ii) any Special Contributions made under section 4.8 that are credited to his Account; to (b) his Total Compensation for such Plan Year.

     (a) If an Eligible Employee participates in this Plan and any other qualified plan of the Company or any Affiliate containing a cash or deferred arrangement pursuant to section 401(k) of the Code which is aggregated with this Plan for purposes of section 401(a)(4) or 410(b) of the Code, then all of such Eligible Employee's Pre-Tax Employee Contributions and Special Contributions to this Plan and the equivalent of such contributions to such other plan shall be aggregated for purposes of determining the Eligible Employee's Actual Deferral Percentage.

     (b) If any Highly Compensated Employee for the Plan Year is eligible to have pre-tax personal contributions allocated to his account under any other plan maintained by the Company or an Affiliate, such pre-tax personal contributions shall, to the extent provided under the Code and applicable Treasury Regulations, be aggregated with the Employee's Pre-Tax Employee Contributions under this Plan for purposes of determining the Employee's Actual Deferral Percentage.

     (c) For periods prior to January 1, 1997, the Actual Deferral Percentage of a Member who is a Primary Family Member shall be the Actual Deferral Percentage determined by aggregating the Pre-Tax Employee Contributions, Special Contributions and Total Compensation, as the case may be, of such Primary Family Member and all of his Family Members. For this purpose, the Pre-Tax Employee Contributions, Special Contributions and Total Compensation of Family Members other than the Primary Family Member shall otherwise be disregarded. The provisions of this subsection (c) shall not apply on and after January 1, 1997.

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Section 1.3       Affiliate means:

     (a) any member of a controlled group of corporations, as that term is defined in section 414(b) of the Code, which includes the Bank or NAMCO;

     (b) any trade or business which is under common control, as that term is defined in section 414(c) of the Code, with the Bank or NAMCO;

     (c) any member of an affiliated service group, as that term is defined in section 414(m) of the Code, with the Bank or NAMCO; and

     (d) any other entity required to be aggregated with the Bank or NAMCO pursuant to section 414(o) of the Code.

All employees of all Affiliates, shall, for purposes of measuring Hours of Service and Periods of Service, be treated as employed by a single employer, provided, however, that no employee of a member of such a group shall become a Member or entitled to contributions under the Plan unless employed by the Company.

Section 1.4 After-Tax Employee Contributions means amounts contributed to the Plan by a Member on an after-tax basis pursuant to section 4.1 or 5.1, that are credited to the Member's Account.

Section 1.5       Anchor means Anchor Savings Bank FSB.

Section 1.6 Anchor Base Contributions means contributions made by Anchor to the Anchor Plan prior to May 1, 1990 in accordance with section 4.01 of the Anchor Plan and credited to a Member's Account.

Section 1.7 Anchor Plan means the Anchor Savings Bank FSB Savings Incentive
Plan.

Section 1.8 Bank means (i) Dime Bancorp, Inc. and any successor thereto, (ii) any wholly-owned direct or indirect subsidiary of Dime Bancorp, Inc., including The Dime Savings Bank of New York, FSB, which, with the prior approval of the Board of Dime Bancorp, Inc., or prior to May 25, 1994, the Board of The Dime Savings Bank of New York, FSB, and subject to such terms and conditions as may be imposed by such Board, shall adopt this Plan, but specifically not including North American Mortgage Company, and (iii) any entity that was a participating employer under a Prior Plan, as such plan was in effect on the day prior to the 1995 Restatement Effective Date, whose participation has not been terminated by action of its board of directors or the Board. Each entity participating hereunder shall be responsible for the employer contributions that relate to its employees to the extent they relate to compensation paid by such entity (or to Employee Contributions calculated with respect to such compensation) unless and to the extent another entity participating hereunder satisfies such obligation.

Section 1.9 Bank Employee means any person, including an officer, who is employed by the Bank or a Grandfathered Bank Employee (including, for purposes of the Plan, a person who is receiving Severance Pay and who was, immediately prior to such receipt, a Bank Employee.


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Section 1.10 Bank Matching Contributions means the Bank contributions made pursuant to section 4.7.

Section 1.11 Bank Member means any person who has satisfied the requirements for participation in the Bank Portion of the Plan as provided in sections 2.1 and
2.3 and whose membership in the Plan has not terminated pursuant to section 2.4.

Section 1.12 Bank Stock means shares of voting common stock issued by the Bank, which shares constitute "employer securities" under sections 409(1) of the Code and 407(d) of ERISA.

Section 1.13 Basic After-Tax Employee Contributions means a Member's Basic Employee Contributions which are After-Tax Employee Contributions.

Section 1.14 Basic Bank Compensation means the first $150,000 (effective January 1, 1997, $160,000) (effective January 1, 2000, $170,000) (adjusted for changes in the cost of living to the extent permitted by the Code and applicable treasury regulations) of aggregate compensation received by a Member from the Bank in any Plan Year, including salary, wages, continuation payments to an Employee who is absent for sickness and Severance Pay; plus the amount of a Member's Pre-Tax Employee Contributions deducted from his paycheck during such period to be credited to his Account under this Plan and the amount of his compensation reduction contributions under the Bank's Flexible Benefits Program deducted from his paycheck during such period, but excluding overtime payments, insurance commissions, shift differential pay, expense allowances, accrued vacation upon termination of employment, fees, bonuses, payments under the Bank's Incentive Compensation Plan, disability insurance payments, salary payments relating to a previous year that had been deferred under a deferred compensation plan, receipts by an Employee from, or contributions by the Bank to the Pension Plan, this Plan, or any public or private pension, insurance, welfare or other employee benefit plan and any severance payment that does not constitute Severance Pay as defined in Section 1.89; provided, however, solely with respect to an Employee who is identified on the human resources information system of the Bank as being a commissioned employee, Basic Compensation shall include the commissions paid to such Employee. For purposes of determining the dollar limit (as adjusted) set forth above, Basic Compensation for any individual shall be determined in accordance with the provisions of section 401(a)(17) of the Code and the applicable treasury regulations thereunder (including, to the extent applicable, provisions with respect to short Plan Years). The Plan Year dollar limit (as adjusted) shall be pro-rated among the pay periods during the Plan Year.

Section 1.15 Basic Bank Employee Contributions means a Bank Member's Employee Contributions made pursuant to Section 4.1(a).

Section 1.16 Basic Employee Contributions means Basic Bank Employee Contributions or Basic NAMCO Employee Contributions.

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Section 1.17 Basic NAMCO Employee Contributions means a NAMCO Member's Employee
Contributions made pursuant to Section 5.1(a).

Section 1.18 Basic NAMCO Compensation means a NAMCO Member's compensation which is reportable on a Form W-2 by NAMCO, but shall not include any severance payment that does not constitute Severance Pay as defined in Section 1.89. "Basic NAMCO Compensation" also includes any amounts that are deferred pursuant to a salary reduction arrangement with NAMCO under Code Sections 125, 401(k), 402(a)(8), 402(h), or 403(b) which would have been Basic NAMCO Compensation had the salary reduction election not been in effect. "Basic NAMCO Compensation" shall not include amounts in any Plan Year in excess of $170,000 (adjusted for changes in the cost of living to the extent permitted by the Code and applicable Treasury Regulations) for the Plan Year.

Section 1.19 Basic Pre-Tax Employee Contributions means a Member's Basic Employee Contributions which are Pre-Tax Employee Contributions.

Section 1.20 Beneficiary means the person or persons designated by a Member or Former Member or other person entitled to a benefit under the Plan, or otherwise determined to be entitled to a benefit under the Plan. If more than one person is designated, each shall have an equal share unless the person making the designation directed otherwise. The word "person" includes an individual, a trust, an estate or any other person that is permitted to be named as a Beneficiary.

Section 1.21 Board means the Board of Directors of Dime Bancorp, Inc.

Section 1.22 Break in Service means a Period of Severance of at least 365 consecutive days.

Section 1.23 Code means the Internal Revenue Code of 1986, as amended from time to time (including the corresponding provisions of any succeeding law).

Section 1.24 Committee means the Benefits Committee described in section 12.3.

Section 1.25 Company means the Bank and NAMCO.

Section 1.26 Compensation Committee means the committee described in section
12.4.

Section 1.27 Contribution Percentage means, for any group of Eligible Employees, the average of the ratios, computed separately for each Eligible Employee in such group, of (a) the amount for each Plan Year in question of (i) the Matching Contributions made on behalf of each Eligible Employee, plus (ii) the After-Tax Employee Contributions made by each Eligible Employee, plus (iii) if the Plan Administrator so elects, the Pre-Tax Employee Contributions and Special Contributions credited to each Eligible Employee's Account; to (b) his Total Compensation for such Plan Year.

     (a) If an Eligible Employee participates in this Plan and any other qualified plan of the Company or any Affiliate providing for after-tax personal contributions or matching contributions which is aggregated with the Plan for purposes of section 401(a)(4) or 410(b) of the Code, then all of such Eligible

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Employee's After-Tax Employee Contributions and Matching Contributions to this
Plan and the equivalent of such contributions to any such other plan shall be aggregated for purposes of determining the Eligible Employee's Contribution Percentage.

     (b) If any Highly Compensated Employee for the Plan Year is eligible to have after-tax personal contributions and matching contributions allocated to his account under any other plan maintained by the Company or an Affiliate, such after-tax personal contributions and matching contributions shall, to the extent provided under the Code and applicable Treasury Regulations, be aggregated with the Employee's After-Tax Employee Contributions and Matching Contributions under this Plan for purposes of determining the Employee's Contribution Percentage.

     (c) For periods prior to January 1, 1997, the Contribution Percentage of a Member who is a Primary Family Member shall be the Contribution Percentage determined by aggregating the After-Tax Employee Contributions, Matching Contributions (and, if the Plan Administrator so elects, the Pre-Tax Employee Contributions and Special Contributions credited to each such Member's Account), and Total Compensation, as the case may be, of such Primary Family Member and all of his Family Members. For this purpose, the After-Tax Employee Contributions, Matching Contributions and Total Compensation of Family Members other than the Primary Family Member shall be disregarded. The provisions of this subsection (c) shall not apply on and after January 1, 1997.

Section 1.28 Direct Rollover means a payment by the Plan to an Eligible Retirement Plan specified by a Distributee.

Section 1.29 Disability means a disability determined in accordance with the standards that apply for purposes of eligibility to receive disability benefits under the Bank's long-term disability plan, whether or not the Member is participating in such long-term disability plan. A participant in this Plan or in a Prior Plan who would have been deemed to have had a Disability under the terms of this Plan or such Prior Plan in effect immediately prior to the 1995 Restatement Effective Date shall be deemed to have a Disability under the terms of this Plan, solely, however, with respect to his Account balance on the day preceding the 1995 Restatement Effective Date. A participant in the NAMCO Plan who would have been deemed to have had a Disability under the terms of the NAMCO Plan immediately prior to the January 1, 2001 merger of the NAMCO Plan into this Plan shall be deemed to have a Disability under the terms of this Plan, solely, however, with respect to his Account balance on the day preceding the January 1, 2001 plan merger.

Section 1.30 Distributee means a Member or Former Member who is entitled to receive a distribution from the Plan, including such Member or Former Member's surviving spouse and such Member or Former Member's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order.

Section 1.31 Domestic Relations Order means a judgment, decree or order (including the approval of a property settlement) that is made pursuant to a state domestic relations or community property law and relates to the provision

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of child support, alimony payments, or marital property rights to a spouse, ex-spouse, child or other dependent of a Member or Former Member.

Section 1.32 Eligible Bank Employee means a Bank Employee who is eligible for membership in the Bank Portion of the Plan, in accordance with section 2.1.

Section 1.33 Eligible Employee means an Eligible Bank Employee or an Eligible NAMCO Employee.

Section 1.34 Eligible NAMCO Employee means a NAMCO Employee who is eligible for membership in the NAMCO Portion of the Plan in accordance with section 2.2.

Section 1.35 Eligible Retirement Plan means (a) an individual retirement account described in section 408(a) of the Code, (b) an individual retirement annuity described in section 408(b) of the Code, (c) an annuity plan described in section 403(a) of the Code, or (d) a qualified trust described in section 401(a) of the Code, that accepts the distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a surviving spouse, an Eligible Retirement Plan is only an individual retirement account or individual retirement annuity.

Section 1.36 Eligible Rollover Distribution means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; (b) any distribution to the extent such distribution is required under section 401(a)(9) of the Code; (c) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); or (d) effective for distributions made on and after January 1, 1999, any hardship distribution described in Code Section 401(k)(2)(B)(i)(IV).

Section 1.37 Employee means a Bank Employee or a NAMCO Employee. Notwithstanding anything to the contrary herein, if for any reason, any persons treated by the Company as independent contractors or leased employees (and thus not employees) are subsequently determined to be, and are reclassified as, common law employees of the Company for tax withholding purposes, their treatment as Employees under this Plan shall only begin prospectively from the date such final determination is made.

Section 1.38 Employee Contributions means amounts contributed by a Member pursuant to sections 4.1, 4.2, 5.1 and 5.2, including Basic After-Tax Employee Contributions, Basic Pre-Tax Employee Contributions, Supplemental After-Tax Employee Contributions and Supplemental Pre-Tax Employee Contributions.

Section 1.39 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time (including the corresponding provisions of any succeeding law).

Section 1.40 Family Member shall mean, with respect to an Employee, those of such Employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants and descendants who are Eligible Employees.

Section 1.41 Five Percent Owner means, for any Plan Year, a person who, during such Plan Year, owned (or was considered as owning for purposes of section 318 of the Code) (a) more than 5% of the value of all classes of outstanding stock of the Bank and Affiliates; or (b) stock possessing more than 5% of the combined voting power of all classes of outstanding stock of the Bank and Affiliates.

Section 1.42 Forfeitures means the amounts forfeited by Members on termination of employment prior to full vesting or pursuant to sections 7.1(h) or 7.3, less amounts credited because of reemployment, pursuant to section 7.4.

Section 1.43 Former Bank Member means a Bank Member whose membership in the Plan has terminated pursuant to section 2.4.

Section 1.44 Former Member means a Former Bank Member or a Former NAMCO Member.

Section 1.45 Former NAMCO Member means a NAMCO Member whose membership in the Plan has terminated pursuant to section 2.4.

Section 1.46 Grandfathered Bank Employee means any individual who immediately prior to November 1, 1997 was (i) employed by Dime Mortgage, Inc., or (ii) was a Mortgage Bank Employee, and who on November 1, 1997 was employed by NAMCO, provided, however, that a Grandfathered Bank Employee shall not include any individual who, immediately prior to October 15, 1997, was employed by NAMCO. Further, if a Grandfathered Bank Employee terminates service with Dime Bancorp, Inc. or any of its subsidiaries on or after November 1, 1997 and is subsequently reemployed as an employee of NAMCO, such employee shall no longer be treated as a Grandfathered Bank Employee.

Section 1.47 Hardship means a condition described in section 10.2(f).

Section 1.48 Highly Compensated Employee includes Highly Compensated Active Employees and Highly Compensated Former Employees.

     (a) For periods prior to January 1, 1997, a Highly Compensated Active Employee includes any Employee who performs service for the Bank during the determination year (as defined below) and who, during the look-back year (as defined below):

          (i) received Total Compensation from the Bank or an Affiliate in excess of $75,000 (as adjusted pursuant to section 415(d) of the Code); or

          (ii) received Total Compensation from the Bank or an Affiliate in excess of $50,000 (as adjusted pursuant to section 415(d) of the Code) and was a member of the top-paid group for such year; or

          (iii) was an officer of the Bank or an Affiliate and received Total Compensation during such year that is greater than 50 percent of the dollar limitation in effect under section 415(b)(1)(A) of the Code. If no officer has satisfied the Total Compensation requirement above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

     (b) For periods prior to January 1, 1997, the term Highly Compensated Employee also includes:

          (i) Employees who are both (A) described in the preceding paragraphs if the term "determination year" is substituted for the term "look-back year" and are (B) one of the 100 Employees who received the most Total Compensation from the Bank or an Affiliate during the determination year; and

          (ii) Employees who are Five Percent Owners at any time during the look-back year or determination year.

     (c) For periods on and after January 1, 1997, a Highly Compensated Active Employee includes any Employee who:

          (i) was a Five Percent Owner at any time during the determination year or the look-back year; or

          (ii) received Total Compensation from the Company or an Affiliate in excess of $80,000 (as adjusted pursuant to Section 415(d) of the Code and therefore $85,000 with respect to compensation earned in 2000) during the look-back year.

     (d) For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year.

     (e) A Highly Compensated Former Employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Company during the determination year, and was a Highly Compensated Active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

     (f) For periods prior to January 1, 1997, if an Employee is, during a determination year or look-back year, a Family Member of either a Five Percent Owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most Highly Compensated Employees ranked on the basis of Total Compensation paid by the Bank during such year, then the Family Member and the Five Percent Owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the Family Member and Five Percent Owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving Total Compensation and Plan contributions or benefits equal to the sum of such Total

Compensation and contributions or benefits of the Family Member and Five Percent Owner or top-ten Highly Compensated Employee. The provisions of this subsection
(f) shall not apply on and after January 1, 1997.

     (g) Notwithstanding anything to the contrary herein, the determination of who is a Highly Compensated Employee, including, where applicable, the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the Total Compensation that is considered, will be made in accordance with section 414(q) of the Code and the regulations thereunder.

Section 1.49 Hour of Service means each hour for which an Employee is paid or entitled to payment by the Company or an Affiliate for the performance of duties.

Section 1.50 Insider means, with respect to the Company, (i) any Member who is subject to the section 16 Rules, determined in accordance with Rule 16a-2 thereof and (ii) solely with respect to certain trading restrictions with respect to Bank Stock imposed from time to time by the Company, any Member who is subject to such trading restrictions. The Plan Administrator shall advise the Trustee as to which Members are considered Insiders.

Section 1.51 Investment Funds means such funds or investment vehicles as may be established by the Committee from time to time, described in Article 9, which, together with promissory notes evidencing obligations to repay loans made under section 10.8, constitute the Trust Fund.

Section 1.52 Lincoln means The Lincoln Savings Bank, FSB.

Section 1.53 Lincoln Plan means The Lincoln Savings Bank, FSB Salary Deferral Savings Plan.

Section 1.54 LTWs means the litigation tracking warrants issued by Dime Bancorp, Inc., whereby each holder of common stock of Dime Bancorp, Inc. as of a specified record date (as described in section 8.12) and in accordance with the applicable securities law documents governing the distribution of LTWs, receives one LTW for each share of common stock held.

Section 1.55 Matching Contributions means Bank Matching Contributions or NAMCO Matching Contributions. For purposes of determining the Contribution Percentage of a Member for a Plan Year, the Member's Matching Contributions shall be taken into account only if such Matching Contributions (i) are based on the Member's Employee Contributions for such Plan Year, (ii) are allocated to the Member's Account during such Plan Year, and (iii) are paid to the Trust by the end of the twelfth month following the close of such Plan Year. Any Matching Contribution that fails to satisfy the foregoing requirements shall be treated as a Company contribution which is not entitled to the special treatment permitted by section 401(m) of the Code. Additional Company contributions made pursuant to section
14.8 shall be treated in the same manner as Matching Contributions for all purposes of the Plan, provided, however, that they shall not be treated as Matching Contributions for purposes of sections 1.27 and 6.2.

Section 1.56 Maternity or Paternity Leave means a person's absence from work for the Company (a) by reason of the pregnancy of such person; (b) by reason of the birth of a child of such person; (c) by reason of the placement of a child with the person in connection with the adoption of such child by such person; or (d) for purposes of caring for a child of such person immediately following the birth of the child or the placement of the child with such person.

Section 1.57 Member means a Bank Member or a NAMCO Member. An Employee who has made a Rollover Contribution or a Rollover Transfer Contribution shall also be deemed to be a Member solely for purposes of such contribution, but no contributions (other than a Rollover Contribution or Rollover Transfer Contribution) shall be made with respect to such a person until membership has commenced under section 2.3 and no credit for membership in the Plan shall be given to such a person for the period during which he is considered a Member solely because he has made a Rollover Contribution or a Rollover Transfer Contribution, except as may otherwise be provided under the Plan. Where appropriate in the context of the Plan, the term Member shall include Former Members, provided that no contributions shall be made with respect to such a person as a result of this provision.

Section 1.58 Mortgage Bank Employee means an individual who immediately prior to November 1, 1997 was employed by the Bank (as such term was defined under the Plan immediately prior to November 1, 1997) and whose primary job functions involve the rendering of services with respect to the mortgage banking operations of the Bank.

Section 1.59 Named Fiduciary means any person, committee, corporation or organization as described in section 12.1.

Section 1.60 NAMCO means North American Mortgage Company, which effective as of the January 1, 2001 merger of the NAMCO Plan with and into this Plan, shall be a participating employer in this Plan. NAMCO shall be responsible for the employer contributions that relate to its employees to the extent they relate to compensation paid by NAMCO (or to NAMCO Employee Contributions calculated with respect to such compensation) unless and to the extent another entity participating hereunder satisfies such obligation.
Section 1.61 NAMCO Combination Agreement means the Agreement and Plan of Combination, dated June 22, 1997, and amended and restated as of July 31, 1997, by and among North American Mortgage Company, Dime Bancorp, Inc., 47th St. Property Corporation and The Dime Savings Bank of New York, FSB.

Section 1.62 NAMCO Employee means any person, including an officer, who is employed by NAMCO (including, for purposes of the Plan, a person who is receiving Severance Pay who was, immediately prior to such receipt, a NAMCO Employee, except for Grandfathered Bank Employees.

Section 1.63 NAMCO Matching Contributions means the NAMCO contributions made pursuant to section 5.6.

Section 1.64 NAMCO Member means any person who has satisfied the requirements for participation in the NAMCO Portion of the Plan as provided in sections 2.2 and 2.3 and whose membership in the Plan has not terminated pursuant to section 2.4.

Section 1.65 NAMCO Money Purchase Contributions means money purchase contributions made by NAMCO under the NAMCO Plan prior to January 1, 1997 and credited to a NAMCO Member's Account.

Section 1.66 NAMCO Plan means the North American Mortgage Company Retirement and 401(k) Savings Plan.

Section 1.67 NAMCO Plan Participant means a person who was a participant in the NAMCO Plan immediately prior to its merger with and into the Plan on January 1, 2001.

Section 1.68 NAMCO Plan Profit-Sharing Contributions means profit sharing contributions made by NAMCO under the NAMCO Plan prior to the January 1, 2001 merger of the NAMCO Plan into this Plan and credited to a NAMCO Member's Account.

Section 1.69 NAMCO Profit-Sharing Contribution means Profit Sharing Contributions made on behalf of NAMCO Members under the Plan on and after the January 1, 2001 merger of the NAMCO Plan into this Plan pursuant to section 5.8.

Section 1.70 1995 Restatement Effective Date means July 1, 1995.

Section 1.71 Normal Retirement Age means the later of a Member's attainment of age 65 or his completion of a total of 5 years of participation in the Plan, and, if applicable, a Prior Plan, or with respect to NAMCO Members, if applicable, the NAMCO Plan.

Section 1.72 Pension Plan means the Retirement Plan of Dime Bancorp, Inc.

Section 1.73 Period of Service means a period of consecutive days commencing with the date on which an Employee first performs an Hour of Service and ending on the date a Period of Severance begins, with any adjustments set forth herein. Whenever used in the Plan, a Period of Service "of year(s)" means the quotient of the Period of Service divided by 365, and any fractional part of a year shall for such purposes be disregarded. For purposes of the Plan, a Period of Service shall include any period during which an Employee is receiving Severance Pay.

     (a) The Period of Service of an Employee shall include any period during which an Employee is separated from the service of the Company or an Affiliate if such period is less than 365 consecutive days measured from the date on which such Employee terminates service and ending with the date on which he first performs an Hour of Service following such termination. For purposes of the Plan, an Employee will not be deemed to have terminated service or employment with the Company while the Employee is receiving Severance Pay.

     (b) The Period of Service of an Employee who returns to the service of the Company or an Affiliate following a Period of Severance of 365 days or more shall not include the Employee's Period of Service prior to his Period of Severance, provided that (i) such Employee was not vested in any portion of his Account attributable to Matching Contributions, NAMCO Money Purchase Contributions, NAMCO Plan Profit-Sharing Contributions or NAMCO Profit-Sharing Contributions, and (ii) the Employee's consecutive Period of Severance equals or exceeds the greater of (A) five years or (B) the number of years or months of his Period of Service (whether or not consecutive) determined as of his Severance from Service Date. Notwithstanding the foregoing, a Period of

Severance prior to the 1995 Restatement Effective Date that would have been taken into account in computing an Employee's Period of Service as of the 1995 Restatement Effective Date shall continue to be taken into account after the 1995 Restatement Effective Date.

     (c) The Period of Service of an Employee who returns to the service of the Company or an Affiliate following a Period of Severance shall commence with the date on which he first performs an Hour of Service following such Period of Severance and he shall be given credit for any Period of Service prior to such Period of Severance to the extent described in the preceding subparagraph.

     (d) For purposes of vesting under section 7.1, Periods of Service completed before January 1, 1976 shall not be counted if such service was disregarded under the break in service rules of the Plan as in effect prior to January 1, 1976, or if such service occurred prior to April 21, 1972. Further, Periods of Service completed after December 31, 1975 but prior to January 1, 1985 shall not be counted if such service was disregarded under the break in service rules of the Plan as in effect on December 31, 1984.

     (e) The Period of Service of any Employee who was an officer or employee of Mechanics Exchange Savings Bank, First Federal Savings & Loan Association of Port Washington, or Union Savings Bank of New York (each of such institutions referred to as a "Prior Employer") immediately prior to the effective date of the merger of the respective Prior Employer with the Bank shall include credit for service with such Prior Employer (computed as if the Plan had been adopted by such Prior Employer and was in effect when he commenced service with such Prior Employer) if he elected to become a Member on or before the first day of the third month following the effective date of the merger of such Prior Employer with the Bank (or on or before the first day of the third month following the month in which he was first entitled to become a Member in the case of any employee of a Prior Employer who, on the effective date of the merger of such Prior Employer with the Bank, has a Period of Service of less than one year or is in the Military Service or on a leave of absence). In all other cases, no credit shall be given for service with a Prior Employer prior to the merger date.

     (f) The Period of Service of any Employee who was an officer or employee of The Long Island Savings Bank of Centereach FSB ("LISB") immediately prior to the Bank's acquisition of certain branches from LISB pursuant to a Purchase and Assumption Agreement dated as of June 25, 1987 shall include credit for all service credited under the Long Island Savings Bank Savings Incentive Plan.

     (g) In the case of an individual who (i) was employed by an employer who operated a business on the premises of which the Bank maintained a Banking Convenience Center and (ii) became an Employee of the Bank on the earliest date on which any individuals working in such Banking Convenience Center were considered Employees of the Bank, such individual's Period of Service with the Bank shall be computed as though he had worked for the Bank during his prior period of employment with such other employer.

     (h) The Period of Service of any Employee who was an officer or employee of East River Savings Bank ("East River") immediately prior to the Bank's acquisition of certain branch offices from East River pursuant to a Purchase and Assumption Agreement dated as of October 15, 1987 shall, solely for purposes of determining whether such individual is eligible for membership in the Plan pursuant to section 2.1(a), include credit for all service credited under the qualified defined benefit pension plans maintained by East River.

     (i) The Period of Service as of December 31, 1994 of any Member who was a participant in the Lincoln Plan on or before such date shall be equal to his "Years of Service" computed under the terms of such plan, including, where applicable, service with other entities to the extent credited under the terms of the Lincoln Plan. With respect to the service completed during the Plan Year beginning January 1, 1995, the length of a Member's Period of Service shall equal the greater of (a) the Period of Service that would be credited to the Member pursuant to the otherwise applicable provisions of this section (assuming such provisions were in effect during the entire Plan Year and considering service with any entities for which service credit was granted under the Lincoln Plan ("Lincoln Service") as service with the Bank) or (b) one year, in the event that the Participant is credited with 1,000 Hours of Service (determining and counting Lincoln Service as if it were service with the Bank) during such Plan Year. Periods of Service for such Members for periods on and after January 1, 1996 shall be credited in accordance with the otherwise applicable subsections of this section.

     (j) The Period of Service as of the day prior to the 1995 Restatement Effective Date of any Member who was a participant in the Anchor Plan as of the day prior to the 1995 Restatement Effective Date shall be equal to the service with which he is credited under the terms of such plan as of the day prior to the 1995 Restatement Effective Date, including, where applicable, service with other entities to the extent credited under the terms of the Anchor Plan. Periods of Service for such Members for periods on and after the 1995 Restatement Effective Date shall be credited in accordance with the otherwise applicable subsections of this section.

     (k) The Period of Service of any Employee who was an employee of National Mortgage Investments Co., Inc. ("National Mortgage") immediately prior to the Bank's acquisition of certain assets of National Mortgage on October 2, 1995, shall, solely for purposes of determining whether such individual is eligible for membership in the Plan pursuant to section 2.1(a), include credit for all service with National Mortgage that would have been credited under the terms of this Plan if such service had been service for the Bank, and further, solely for purposes of determining any such Employee's date of commencement of membership in the Plan pursuant to section 2.3, such Employee's employment commencement date shall be deemed to be the date he commenced employment with National Mortgage.

     (l) The Period of Service of any Employee who was an employee of James Madison Mortgage Company ("James Madison") immediately prior to the Bank's acquisition of certain assets of James Madison on November 1, 1995, shall, solely for purposes of determining whether such individual is eligible for membership in the Plan pursuant to section 2.1(a), include credit for all service with James Madison that would have been credited under the terms of this Plan if such service had been service for the Bank, and further, solely for purposes of determining any such Employee's date of commencement of membership in the Plan pursuant to section 2.3, such Employee's employment commencement date shall be deemed to be the date he commenced employment with James Madison.

     (m) The Period of Service of any Employee who was an employee of BFS Bankorp, Inc. or any of its direct or indirect wholly-owned subsidiaries ("BFS") immediately prior to The Dime Savings Bank of New York, FSB's acquisition of the stock of BFS Bankorp, Inc. on April 30, 1997 shall, solely for purposes of (i) determining whether such individual is eligible for membership in the Plan pursuant to section 2.1(a), and (ii) determining such individual's vested percentage pursuant to section 7.1, include credit for all service with BFS that would have been credited under the terms of this Plan if such service had been service for the Bank, and further, solely for purposes of determining any such Employee's date of commencement of membership in the Plan pursuant to section 2.3, such Employee's employment commencement date shall be deemed to be the date he commenced employment with BFS.

     (n) The Period of Service of any Employee who was an employee of NAMCO immediately prior to the acquisition by Dime Bancorp, Inc. of NAMCO pursuant to the NAMCO Combination Agreement, and who as of the Effective Time (as defined in the Combination Agreement) becomes an employee of Dime Bancorp, Inc. or any of its subsidiaries shall, solely for purposes of determining eligibility to participate and vesting under the Plan, include credit for all service with NAMCO that would have been credited under the terms of this Plan if such service had been service for the Bank, provided that, with respect to the determination of the Period of Service for any such employee of NAMCO as of the last day of the Plan Year next preceding the Plan Year in which the Employee transfers his or her employment from NAMCO to the Bank (but excluding for these purposes NAMCO from the term "Bank"), such Employee's Period of Service for purposes of eligibility to participate shall be equal to his "Years of Participation Service" computed under the terms of the NAMCO Plan as then in effect and the Employee's Period of Service for purposes of vesting shall be equal to his "Years of Vesting Service" computed under the terms of the Profit-Sharing Portion of the NAMCO Plan as then in effect. With respect to the service completed during the Plan Year in which the transfer of employment occurs, the length of an Employee's Period of Service shall equal the greater of (a) the Period of Service that would be credited to the Member pursuant to the otherwise applicable provisions of this section (assuming such provisions were in effect during the entire Plan Year in which the transfer occurs and considering service with any entities for which service credit was granted under the NAMCO Plan as service with the Bank) or (b) one year, in the event that the Member was credited with 1,000 Hours of Service under the terms of the NAMCO Plan for the portion of the Plan Year ending on the date of such Employee's transfer of employment to the Bank. Further, solely for purposes of determining any such Employee's date of commencement of membership in the Plan pursuant to section 2.3, such Employee's employment commencement date shall be deemed to be the date he commenced employment with NAMCO. Notwithstanding the foregoing, effective January 1, 2001, the Period of Service of a NAMCO Employee shall, solely for purposes of (i) determining whether such individual is eligible for membership in the Plan pursuant to Section 2.2(a), or (ii) determining such individual's vested percentage pursuant to Section 7.1, include credit for all service with NAMCO that would have been credited under the terms of this Plan if such service had been service for the Bank, and further, solely for purposes of determining any such NAMCO Employee's date of commencement of membership in the Plan pursuant to Section 2.3, such NAMCO Employee's employment commencement date shall be deemed to be the date he commenced employment with NAMCO. Each NAMCO Employee who is a NAMCO Plan Participant on December 31, 2000 shall be a NAMCO Member in the Plan on January 1, 2001. The Period of Service as of January 1, 2001 of any NAMCO Member who was a NAMCO Plan Participant as of December 31, 2000 shall be not less than the service with which he is credited under the terms of the NAMCO Plan as of December 31, 2000. Periods of Service for such NAMCO Members for periods on and after January 1, 2001 shall be credited in accordance with the otherwise applicable subsections of this section.

     (o) The Period of Service of any Employee who was an employee of Lakeview Financial Corp. or a subsidiary thereof ("Lakeview") immediately prior to the merger of Lakeview with and into Dime Bancorp, Inc. on May 21, 1999 (other than such an Employee who is hired on a transitional basis only) ("Former Lakeview Employee") shall, solely for purposes of (i) determining whether such individual is eligible for membership in the Plan pursuant to section 2.1(a), and (ii) determining such individual's vested percentage pursuant to section 7.1, include credit for all service with Lakeview that would have been credited under the terms of this Plan if such service had been service for the Bank, and further, solely for purposes of determining any Former Lakeview Employee's date of commencement of membership in the Plan pursuant to section 2.3, such Employee's employment commencement date shall be deemed to be the date he commenced employment with Lakeview. Notwithstanding the foregoing, the Period of Service credited under and for the purposes described in clauses (i) and (ii) above with respect to any Former Lakeview Employee as of June 1, 1999 shall not be less than the total number of "Years of Service" (as defined under the Lakeview Savings Bank Salary Savings Plan (the "Lakeview Plan") credited to such Employee under the Lakeview Plan as of such date, if any.

     (p) The Period of Service of any Employee who was an employee of Citibank, N.A. or a subsidiary thereof ("Citibank") immediately prior to the acquisition by The Dime Savings Bank of New York, FSB of certain of the assets of the automobile finance business of Citibank in 1999 (a "Former Citibank Employee") shall, solely for purposes of (i) determining whether such individual is eligible for membership in the Plan pursuant to section 2.1(a) (once such individual is otherwise an Employee), and (ii) determining such individual's vested percentage pursuant to section 7.1, include credit for all service with Citibank that would have been credited under the terms of this Plan if such service had been service for The Dime Savings Bank of New York, FSB, and further, solely for purposes of determining any Former Citibank Employee's date of commencement of membership in the Plan pursuant to section 2.3, such Employee's employment commencement date shall be deemed to be the date he commenced employment with Citibank. Notwithstanding the foregoing, the Period of Service credited under and for the purposes described in clauses (i) and (ii) above with respect to any Former Citibank Employee as of the date of the Bank's acquisition of the assets of the automobile finance business of Citibank shall not be less than the total service credited to such Employee for eligibility and vesting purposes, as applicable, under the Savings Incentive Plan of Citibank, N.A. and Participating Companies as of such date, if any.

     (q) The Period of Service of any Employee who was an employee of KeyBank National Association ("KeyBank") immediately prior to the acquisition by The Dime Savings Bank of New York, FSB of certain of the assets of KeyBank, including its branches located in Long Island, New York, in 1999 (a "Former KeyBank Employee") shall, solely for purposes of (i) determining whether such individual is eligible for membership in the Plan pursuant to section 2.1(a) (once such individual is otherwise an Employee), and (ii) determining such individual's vested percentage pursuant to section 7.1, include credit for all service with KeyBank and its predecessors or affiliates (based on such employee's date of hire as disclosed in the Purchase and Assumption Agreement, dated as of May 26, 1999, between KeyBank and The Dime Savings Bank of New York,
FSB) that would have been credited under the terms of this Plan if such service had been service for The Dime Savings Bank of New York, FSB, and further, solely for purposes of determining any Former KeyBank Employee's date of commencement of membership in the Plan pursuant to section 2.3, such Employee's employment commencement date shall be deemed to be the date he commenced employment with KeyBank and its predecessors or affiliates.

Section 1.74 Period of Severance means a period of consecutive days commencing with the earlier of (a) the date on which an Employee terminates service by reason of resignation, Retirement, discharge or death, or (b) the first anniversary of the date on which an Employee terminates service for any other reason (including layoff, disability or any other cessation of service not otherwise included as service under the Plan), and ending on the date on which such Employee first performs an Hour of Service following such termination. For purposes of the Plan, an Employee shall not be treated as having terminated service or employment until such time as he is no longer receiving Severance Pay. An Employee who commenced a Period of Severance prior to the 1995 Restatement Effective Date under the terms of a Prior Plan and who performs an Hour of Service for the Bank or an Affiliate on and after the 1995 Restatement Effective Date shall have his Period of Service under the Prior Plan credited under this Plan in accordance with the applicable provisions of section 1.73, provided, however, that no such credit shall be given if such prior Period of Service would not have been credited under the terms of this Plan if such Period of Service had been earned in the employ of the Bank. An Employee who commenced a Period of Severance under the NAMCO Plan prior to the January 1, 2001 merger of the NAMCO Plan into this Plan and who performs an Hour of Service for the Company or an Affiliate on and after January 1, 2001 shall have his Period of Service under the NAMCO Plan credited under this Plan in accordance with the applicable provisions of Section 1.73, provided, however, that no such credit shall be given if such prior Period of Service would not have been credited under the terms of this Plan if such credit shall be given if such prior Period of Service would not have been credited under the terms of this Plan if such Period of Service had been earned in the employ of the Bank.

Section 1.75 Plan means this Retirement 401(k) Investment Plan of Dime Bancorp, Inc., as from time to time revised and amended. The Plan was most recently known as the Thrift Incentive Stock Ownership Plan of Dime Bancorp, Inc., and before that as the Thrift Incentive Stock Ownership Plan of The Dime Savings Bank of New York, FSB. The Plan is intended to be a profit-sharing plan and to qualify under sections 401(a) and 401(k) of the Code.

Section 1.76 Plan Administrator means any person, committee, corporation or organization designated in section 12.2 to perform the responsibilities of that office.

Section 1.77 Plan Year means the calendar year.

Section 1.78 Pre-Tax Employee Contributions means amounts contributed to the Plan by a Member, pursuant to section 4.1 or 5.1, that are credited to the Member's Account. For purposes of determining the Actual Deferral Percentage of a Member for a Plan Year, a Pre-Tax Employee Contribution shall be taken into account only if it satisfies both of the following requirements:

          (i) The Pre-Tax Employee Contribution is allocated to the Member's Account as of a date within the Plan Year, the allocation is not contingent upon the Member's participation in the Plan or performance of services after the end of the Plan Year, and the Pre-Tax Employee Contribution is actually paid to the Trust within one year of the end of the Plan Year; and

          (ii) The Pre-Tax Employee Contribution relates to Basic Bank Compensation or Basic NAMCO Compensation which would have been received by the Member in the Plan Year but for the Member's election to defer, or which is attributable to services performed by the Member during the Plan Year and but for the Member's election to defer would have been received within 2 1/2 months after the close of the Plan Year.

Any Pre-Tax Employee Contribution that fails to satisfy the foregoing requirements shall be treated as a contribution by the Company which is not entitled to the special treatment permitted by section 401(k) or 401(m) of the Code.

Section 1.79 Primary Family Member shall mean a Family Member who is either a Highly Compensated Employee who is one of the ten most highly compensated Employees or a Five Percent Owner.

Section 1.80 Prior Plan means either or both of the Anchor Plan or the Lincoln Plan.

Section 1.81 Qualified Domestic Relations Order means, in accordance with section 414(p) of the Code, a Domestic Relations Order that (a) clearly specifies (i) the name and last known mailing address of the Member or Former Member and of each person given rights under such Domestic Relations Order, (ii) the amount or percentages of the Member's or Former Member's benefits under this Plan to be paid to each person covered by such Domestic Relations Order, (iii) the number of payments or the period to which such Domestic Relations Order applies, and (iv) the name of this Plan; and (b) does not require the payment of a benefit in a form or amount that is (i) not otherwise provided for under the Plan, or (ii) inconsistent with a previous Qualified Domestic Relations Order.

Section 1.82 Retirement means (a) any termination of membership in the Plan at or after attainment of Normal Retirement Age, and (b) any retirement under the Pension Plan.

Section 1.83 Rollover Contribution means a contribution to an Employee's Account of amounts of money (but not other types of property) received by an Employee from another qualified plan or individual retirement account or annuity or that, were it not for a "Direct Rollover" within the meaning of Code section 401(a)(31) and the regulations and pronouncements of the IRS and the U.S. Department of Treasury thereunder (a "Direct Rollover"), would be received by the Employee, and which may be rolled over into this Plan under the Code without adversely affecting the qualification of this Plan; provided, however, that notwithstanding the foregoing, a Rollover Contribution may include a participant plan loan obligation transferred in a Direct Rollover from the Savings Incentive Plan of Citibank, N.A. and Participating Companies or the KeyCorp 401(k) Savings Plan to this Plan in accordance with rules established by the Committee or its delegatee.

Section 1.84 Rollover Transfer Contribution means a contribution to an Employee's Account of amounts of money (but not other types of property) of an Employee that are transferred directly from another qualified plan or individual retirement account or annuity that may be transferred into this Plan under the Code without the transfer being treated as a payment or distribution to such Employee and without adversely affecting the qualification of this Plan.

Section 1.85 Salary means a NAMCO Member's (i) regular base salary and up to $66,000 of commissions for services rendered to NAMCO for the applicable period,
(ii) amounts deferred pursuant to a salary reduction arrangement with NAMCO under Code Section 125, 401(k), 402(a)(8), 402(h) or 403(b) which would have been Salary if the salary reduction had not been in effect and (iii) Severance Pay (but excluding any severance payment that does not constitute Severance Pay as defined in Section 1.89). A NAMCO Member's "Salary" shall not include amounts in any Plan Year in excess of $170,000 (adjusted for changes in the cost of filing to the extent permitted by the Code and applicable Treasury Regulations for the Plan Year).

Section 1.86 SEC means the United States Securities and Exchange Commission.

Section 1.87 Section 16 Rules means those rules (as from time to time amended) promulgated by the SEC under section 16 of the Securities Exchange Act of 1934, as amended. For purposes of the Plan, an action shall be deemed to be prohibited by the section 16 Rules, if it could, if permitted or occurring, result in a transaction not being exempt from the provisions of section 16(b) of such Act. An action in violation of certain trading restrictions with respect to Bank Stock or any other employer securities imposed from time to time by the Bank shall be deemed to be prohibited by the Section 16 Rules solely for the purposes of this Plan.

Section 1.88 Severance from Service Date means the earlier of (a) the date of a Member's termination from service due to resignation, discharge, retirement or death, or (b) the day following a period of one full year after a Member's service was terminated for any reason other than his resignation, discharge, retirement or death, including (but not limited to) vacation, holiday, sickness, disability, leave of absence or layoff, and during which Period such Member does not complete an Hour of Service. For purposes of the Plan, a Member shall not be treated as having terminated service or employment while he is receiving Severance Pay.

Section 1.89 Severance Pay means periodic payments made under the Severance Pay Program for Employees of Dime Bancorp, Inc. and Participating Subsidiaries (the "Dime Severance Program") or the Severance Pay Plan of North American Mortgage Company for a period of not more than two years; provided, however, that Severance Pay shall not include any payments made under an employment or other agreement that are not otherwise described above or any lump sum payments or accelerated periodic salary continuation payments (whether or not paid under either of the programs described above). Notwithstanding the foregoing, for purposes of this Plan, the Severance Pay of an Employee who receives payments under the portion of the Dime Severance Program for Senior Vice Presidents shall be deemed to be limited in amount and duration to the payments such Employee would have received if he or she were instead receiving payments under the portion of the Dime Severance Program for Officers with Title Vice President or

Lower. Severance pay shall not include payments made under the Senior Executive Severance Pay Plan of North American Mortgage Company.

Section 1.90 Share means a share of common stock of the Bank.

Section 1.91 Special Bank Contributions means amounts contributed by the Bank pursuant to section 4.8 that are credited to a Bank Member's Account.

Section 1.92 Special Contributions means Special Bank Contributions or Special NAMCO Contributions.

Section 1.93 Special NAMCO Contributions means amounts contributed by NAMCO pursuant to section 5.7 that are credited to a NAMCO Member's Account.

Section 1.94 Supplemental After-Tax Employee Contributions means a Member's Supplemental Employee Contributions that are After-Tax Employee Contributions.

Section 1.95 Supplemental Employee Contributions means, for any payroll period, a Member's Employee Contributions that are in excess of his Basic Employee Contributions for that payroll period.

Section 1.96 Supplemental Pre-Tax Employee Contributions means a Member's Supplemental Employee Contributions that are Pre-Tax Employee Contributions.

Section 1.97 Total Compensation during any period means the first $150,000 (effective January 1, 1997, $160,000) (effective January 1, 2000, 170,000)
(adjusted for changes in the cost of living to the extent permitted by the Code and applicable treasury regulations) of an Employee's aggregate "wages," as defined in section 3401(a) of the Code and all other payments of compensation paid by the Company and any Affiliate to an Employee in any Plan Year, for which the Company is required to furnish the Employee with a written statement under sections 6041(d), 6051(a)(3) and 6052 of the Code, plus any Pre-Tax Employee Contributions to this Plan and any compensation reduction contributions under any Flexible Benefits Program maintained by the Company.

Total Compensation for any individual shall be determined in accordance with section 401(a)(17) of the Code.

In determining Total Compensation of an Employee for purposes of the limitation described above, the rules of section 414(q)(6) of the Code shall apply for Plan Years commencing prior to January 1, 1997, except in applying such rules, the term "family" shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules as applied to the Total Compensation of the Employee and one or more family members described above, the adjusted annual Total Compensation limitation is exceeded, the limitation shall be pro-rated among such Employee and family members in the proportion that each such individual's Total Compensation, determined under this section prior to the application of this limitation, bears to the Total Compensation of all such individuals determined prior to the application of this limitation. The provisions of this paragraph shall not apply on and after January 1, 1997.

Effective January 1, 2001, Total Compensation shall include elective amounts that are not includible in the gross income of an employee by reason of Code
Section 132(f)(4).

Section 1.98 Trust means the legal relationship created by the Trust Agreement pursuant to which the Trustees hold the Trust Fund in trust.

Section 1.99 Trust Agreement means the agreement or agreements between the Bank and the Trustee or Trustees therein named or their successors pursuant to which the Trust Fund shall be held in trust.

Section 1.100 Trust Fund means the corpus (consisting of contributions paid over to the Trustee, and investments thereof), and all earnings, appreciations or additions thereof and thereto, held by the Trustee under the Trust Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

Section 1.101 Trustee means the Trustee or Trustees of the Trust Fund from time to time in office. Effective July 1, 1995, the Trustee shall be Putnam Fiduciary Trust Company which shall serve as Trustee until it is removed or resigns from office and is replaced by a successor Trustee appointed by the Committee.
Section 1.102 2001 Restatement Effective Date means January 1, 2001.

                                   ARTICLE 2

                                   Membership

Section 2.1 Eligibility for Membership in the Bank Portion of the Plan.

     (a) Only Eligible Bank Employees may participate in the Bank Portion of the Plan. Effective as of the 1995 Restatement Effective Date, a Bank Employee shall be an Eligible Bank Employee only if he (i) has a Period of Service of at least one year, (ii) is compensated primarily on a salaried or commission basis for such services, and (iii) has attained age 21. Effective August 1, 1996, a Bank Employee shall be an Eligible Bank Employee if he (i) has a Period of Service of at least one year, (ii) is compensated primarily on a salaried, hourly or commission basis for such services, and (iii) has attained age 21. Effective on and after January 1, 1999, a Bank Employee shall be an Eligible Bank Employee if he (i) has a Period of Service of at least three months, (ii) is compensated primarily on a salaried, hourly or commission basis for such services, and (iii) has attained age 21. NAMCO Employees are not eligible to participate in the Bank Portion of the Plan.

     (b) Notwithstanding section 2.1(a), a Bank Employee is not an Eligible Bank Employee if:

          (i) he works only during the peak work periods of a department of the Bank at the specific request of the Bank;

          (ii) he is compensated primarily on a daily, fee, or retainer basis;

          (iii) he has waived any claim to membership in the Plan;

          (iv) he is a Bank Employee or in a unit of Bank Employees covered by a collective bargaining agreement with the Bank where retirement benefits were the subject of good faith bargaining, unless such agreement expressly provides that Employees such as he be covered under the Plan;

          (v) he is a "leased employee" as defined in section 414(n) of the Code;

          (vi) with respect to the period beginning on the 1995 Restatement Effective Date and ending on July 31, 1996, he is compensated primarily on an hourly basis; or

          (vii) he was an employee of Lakeview Financial Corp. or a subsidiary thereof ("Lakeview") immediately prior to the merger of Lakeview with and into Dime Bancorp, Inc. on May 21, 1999 (the "Lakeview Merger") and became a Bank Employee on a transitional basis only for a temporary period following the Lakeview Merger.

Section 2.2 Eligibility for Membership in the NAMCO Portion of the Plan.

     (a) All NAMCO Plan Participants who are NAMCO Employees as of January 1, 2001 shall become eligible to participate in the NAMCO Portion of the Plan as of January 1, 2001.

     (b) In addition, effective as of January 1, 2001, Eligible NAMCO Employees may participate in the NAMCO Portion of the Plan. A NAMCO Employee shall be an Eligible NAMCO Employee only if he (i) has a Period of Service of at least three months, (ii) is compensated primarily on a salaried, hourly or commission basis for such services, and (iii) has attained age 21. Bank Employees are not eligible to participate in the NAMCO Portion of the Plan.

     (c) Notwithstanding section 2.2(b), and except as otherwise provided in section 2.2(a), a NAMCO Employee is not an Eligible NAMCO Employee if:

          (i) he works only during the peak work periods of a department of NAMCO at the specific request of NAMCO;

          (ii) he is compensated primarily on a daily, fee, or retainer basis;

          (iii) he has waived any claim to membership in the Plan;

          (iv) he is a NAMCO Employee or in a unit of NAMCO Employees covered by a collective bargaining agreement with NAMCO where retirement benefits were the subject of good faith bargaining, unless such agreement expressly provides that NAMCO Employees such as he be covered under the Plan;

          (v) he is a "leased employee" as defined in Section 414(n) of the Code; or

          (vi) he is a non-resident alien who is not receiving any U.S. source income.

Section 2.3 Commencement of Membership.

Any Eligible Employee who was a Member of this Plan on the day prior to the 2001 Restatement Effective Date shall be a Member of this Plan on the 2001 Restatement Effective Date. Any other Eligible Employee may become a Member as of the first day of the month that begins after the three month anniversary of his employment commencement date (for periods prior to January 1, 1999, the first day of the month that begins after the one year anniversary of his employment commencement date), or, if later, the date when he becomes an Eligible Employee. In order to become a Member, the employee must complete and file, not less than 10 days prior to such date, a form prescribed by the Plan Administrator. For this purpose, an Eligible Employee's employment commencement date shall be the first day that he performs an Hour of Service (counting service otherwise credited under a Prior Plan or the NAMCO Plan as creditable service for this purpose).

Section 2.4 Termination of Membership.

Membership in the Plan shall cease upon termination of employment with the Company (which, for purposes of the Plan, shall not be deemed to have occurred while the Employee is receiving Severance Pay), death, Disability, Retirement, failure to return to work upon expiration of a leave of absence granted by the Company pursuant to section 3.3, or becoming an Employee who is excluded under section 2.1(b) or 2.2(c). If a Member who has ceased to be an Eligible Employee, as described in the preceding sentence, again becomes an Eligible Employee, he or she shall be eligible to participate in the Plan immediately upon his or her reemployment.

Section 2.5       Employment Status for Participation Purposes.

Notwithstanding anything in this Plan to the contrary, for purposes of determining eligibility for membership in the Plan and status as an Eligible Employee and, as appropriate, a Bank Employee or a NAMCO Employee, an individual shall be deemed to be solely an employee of, and employed by, the employer that is ultimately responsible for the payment of either all, or substantially all, of such person's salary or wages; provided that, if an Employee is receiving Severance Pay, his employment status, as determined in accordance with this section 2.5 immediately prior to the commencement of Severance Pay, shall continue in effect during the period that such Severance Pay is being paid.

                                   ARTICLE 3
                               Special Provisions

Section 3.1       Military Service.

Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code. Loan repayments will be suspended under the Plan as permitted under Section 414(u)(4) of the Code.

Section 3.2       Maternity and Paternity Leave.

     (a) Subject to section 3.2(b), in the event of an Employee's absence from work in the service of the Company for a period that constitutes Maternity or Paternity Leave and for which the Employee is not paid or entitled to payment by the Company, then solely for the purposes of determining when a Break in Service has occurred for purposes of sections 1.22, 1.73(b) and 1.73(c) and determining when a Period of Severance of 5 years has occurred for purposes of sections 1.73(b) and 7.4, the period of such absence beginning on the date of the commencement of such absence and ending on the second anniversary of such absence (or, if earlier, the last day of such absence) shall not be considered a Period of Severance and the period between the first and second anniversaries of the first day of such absence shall not be considered a Period of Service.

     (b) Notwithstanding anything in the Plan to the contrary, this section 3.2 shall not apply unless the Employee furnishes to the Plan Administrator such information as the Plan Administrator may reasonably require in order to establish (i) that the Employee's absence is one described in section 3.2(a), and (ii) the number of days during such absence.

Section 3.3       Leave of Absence.

In the event of temporary absence from work in the service of the Company for any period of one year or less for which a Member shall have been granted a leave of absence by the Company, the entire period of his absence shall be treated for purposes of vesting and eligibility for membership (but not for purposes of the allocation of contributions) as if he had worked for the Company during the period of his absence. Absence from work for a period greater than, or failure to return to work upon the expiration of, the period of leave of absence granted by the Company shall terminate membership in the Plan as of the date on which such period ended. In granting leaves of absence for purposes of this Plan, all Employees in like circumstances shall be similarly treated.

                                   ARTICLE 4

                            Bank Portion of the Plan

Section 4.1       Employee Contributions.

     (a) Basic Bank Employee Contributions. Subject to the limitations of Articles 6 and 14, upon enrollment, a Bank Member may elect to make Basic Bank Employee Contributions for each payroll period in any whole percentage up to five percent (5%) (six percent (6%) for periods prior to January 1, 2001), or such other maximum percentage of his Basic Bank Compensation for such payroll period as shall be specified by the Board or by the Compensation Committee (on a uniform basis for all Bank Members) prior to the commencement of such payroll period. Subject to the limitations of Article 6, such contributions shall be Pre-Tax Employee Contributions and/or After-Tax Employee Contributions, as designated by the Bank Member.

     (b) Supplemental Employee Contributions. Subject to the limitations of Articles 6 and 14, a Bank Member may also elect to make Supplemental Employee Contributions (in any whole percentage of his Basic Bank Compensation) in an amount not to exceed, after aggregating with such contributions a Member's Basic Bank Employee Contributions under section 4.1(a), 15% of his Basic Bank Compensation for each payroll period. Subject to the limitations of Article 6, such contributions shall be Pre-Tax Employee Contributions and/or After-Tax Employee Contributions, as designated by the Bank Member.

     (c) Pre-Tax Employee Contributions. A Bank Member's Pre-Tax Employee Contributions shall be credited to his Account. Pre-Tax Employee Contributions permitted under this section 4.1 shall be made by payroll deduction authorized by the Bank Member on such form or in such manner as may be prescribed by the Plan Administrator, the first such Pre-Tax Employee Contributions to be withheld for the full payroll period in which membership commences.

     (d) After-Tax Employee Contributions. A Bank Member's After-Tax Employee Contributions shall be credited to his Account. A Bank Member may make After-Tax Employee Contributions, in the form and manner prescribed by the Plan Administrator, by payroll deduction with such After-Tax Employee Contributions to commence being withheld from the Bank Member's pay as soon as practicable after such request is received by the Plan Administrator. A Bank Member's After-Tax Employee Contribution shall be deemed made in the Plan Year in which the applicable payroll period ends.

     (e) Upon reaching the maximum amount prescribed under section 402(g)(1) of the Code for a calendar year, as adjusted in accordance with section 402(g)(5) of the Code (effective January 1, 2000, $10,500), a Bank Member's Pre-Tax Employee Contributions for a calendar year shall cease until the first payroll period to end in the immediately following calendar year; provided, however, that the amount of such Bank Member's Pre-Tax Employee Contributions which were Basic Bank Employee Contributions will continue to be contributed to the Plan as After-Tax Employee Contributions. All other elections to make After-Tax Employee Contributions must be in accordance with section 4.2. For purposes of this subsection, pre-tax contributions to a Prior Plan during a calendar year shall be taken into account in determining whether the limitation herein set forth has been reached or exceeded.

Section 4.2       Changes of Employee Contributions.

A Bank Member may, subject to the limitations of section 4.1, elect to increase or decrease the rate of his Pre-Tax Employee Contributions, his After-Tax Employee Contributions, or both, as of the start of the payroll period that ends coincident with or next following the first day of any month (or as of such dates otherwise determined by the Plan Administrator), and may elect to discontinue his Pre-Tax Employee Contributions, his After-Tax Employee Contributions, or both, at any time, in such form or in such manner as may be prescribed by the Plan Administrator. Any requests under this section shall be implemented as soon as practicable following receipt of the request by the Plan Administrator.

Section 4.3       Rollover Contributions.

Subject to such terms and conditions as may be established from time to time by the Plan Administrator, a Bank Employee (other than a "leased employee" as defined in section 414(n) of the Code), whether or not he is a Member, may contribute a Rollover Contribution, which may include a "Direct Rollover" (within the meaning of section 401(a)(31) of the Code and the regulations and pronouncements of the IRS and the U.S. Department of Treasury thereunder), to the Trust Fund by delivery of such contribution or rollover to the Plan Administrator; provided, however, that such Bank Employee submits a written certification, satisfactory to the Plan Administrator, that the contribution qualifies as a Rollover Contribution (either as a rollover contribution by the Bank Employee or as a Direct Rollover). The Plan Administrator shall be entitled to rely upon such information and certifications and shall accept the contribution on behalf of the Trustee. A Bank Employee's Rollover Contribution (including any accepted Direct Rollover) shall be credited to such Bank Employee's Account.

Section 4.4       Rollover Transfer Contributions.

Subject to such terms and conditions as the Plan Administrator may from time to time establish, a Bank Employee (other than a "leased employee" as defined in section 414(n) of the Code), whether or not he is a Member, may cause a Rollover Transfer Contribution to be made to the Plan on his behalf; provided, however, that such a Bank Employee shall submit to the Plan Administrator a written certification, in form and substance satisfactory to the Plan Administrator, that the contribution qualifies as a Rollover Transfer Contribution and that such contribution will not cause the Plan to become, with respect to such Bank Employee, a direct or indirect transferee, within the meaning of section 205(b)(1)(C)(iii) of ERISA, of (i) any defined benefit plan; (ii) any individual account plan that is subject to the funding standards of section 302 of ERISA; or (iii) any other plan that is required to provide benefits to such person in the form of a qualified joint and survivor annuity unless he elects otherwise. The Plan Administrator shall be entitled to rely on such certification and shall cause the Trustee to accept the Rollover Transfer Contribution. A Bank Employee's Rollover Transfer Contribution shall be credited to his Account.

Section 4.5       Certain Inter-Trustee Transfers.

     (a) An employee of First Federal Savings & Loan Association of Port Washington ("First Federal") who made contributions to the Savings Associations Retirement Fund ("SARF"), who became an Employee of the Bank upon the merger of First Federal with the Bank, and who made an irrevocable election in a form satisfactory to the Plan Administrator at least 30 days prior to the date when such amounts became payable by SARF, was permitted to direct that such contributions and/or the interest accumulated thereon be transferred from SARF to the Trust Fund by delivery of such amounts to the Plan Administrator, and the Plan Administrator has accepted such amounts on behalf of the Trustee.

     (b) For purposes of the Plan, any amounts transferred to the Plan pursuant to section 4.5(a) are treated as Employee Contributions to the extent that they were attributable to contributions to SARF and are treated as income and net capital gains on Employee Contributions to the extent that they were attributable to accumulated interest on contributions to SARF; provided, however, that no Bank Matching Contributions were made with respect to such amounts and that such amounts were not included in such person's Annual Addition within the meaning of section 6.1.

     (c) Effective as of the 1995 Restatement Effective Date, Members' accounts in a Prior Plan were transferred to this Plan. No such amounts are treated as Rollover Contributions or as Rollover Transfer Contributions, unless they were so treated under the terms of the Prior Plan.

Section 4.6       Payment of Bank Members' Contributions to the Trust Fund.

The aggregate amount of a Bank Member's Employee Contributions deducted by the Bank in any payroll period shall be paid to the Trust Fund as of the first business day following the last day of such payroll period or as soon as practicable thereafter. Any Rollover Contributions or Rollover Transfer Contributions made by a Bank Employee shall be paid to the Trust Fund as soon as practicable. Bank Employee Contributions, Rollover Contributions and Rollover Transfer Contributions shall be invested in any one or more of the Investment Funds for the account of such Bank Member or Bank Employee, pursuant to section 8.6, as of the day that the Trustee receives the particular contributions or as soon as practicable thereafter.

Section 4.7       Bank Matching Contributions.

The Bank shall, subject to the limitations of Articles 6 and 14, contribute under the Plan on behalf of each Bank Member who has completed a Period of Service of at least one year an amount equal to 100% of each Bank Member's Basic Bank Employee Contributions.

Section 4.8       Special Bank Contributions.

In addition to any Bank Matching Contributions under section 4.7, the Bank may, in the sole discretion of the Committee, make Special Bank Contributions for a Plan Year to the Accounts of the lowest paid of all of those Bank Members or Former Bank Members who were employed during the Plan Year and who are not Highly Compensated Employees, in an amount sufficient to comply with the requirements of section 6.2(a) or 6.2(b), as the case may be. For periods prior to January 1, 2002, such Special Bank Contributions shall be allocated first to the lowest paid Bank Member or Former Bank Member who is otherwise eligible for such a Contribution, until the allocation for such Bank Member or Former Bank Member has reached the legal maximum, and then to the next lowest paid eligible Bank Members or Former Bank Members in sequence and in the same manner, until the entire Special Bank Contribution has been so allocated. For periods on and after January 1, 2002, such Special Bank Contributions shall be allocated first to the lowest paid Bank Member or Former Bank Member who is otherwise eligible for such Contribution, until the allocation for such Bank Member or Former Bank Member (when combined with such other amounts as are subject to the limitations of Code Section 415(c)(1)) has reached the lesser of the legal maximum permitted under Code Section 415(c)(1)(A) or 25% of the legal maximum permitted under Code Section 415(c)(1)(B), and then to the next lowest paid eligible Bank Members or Former Bank Members in sequence and in the same manner, until the entire Special Bank Contribution has been so allocated.

For purposes of determining the Actual Deferral Percentage or the Actual Contribution Percentage, as the case may be, of a Bank Member for a Plan Year, the Special Bank Contributions described in this section 4.8 shall be taken into account only if the Special Bank Contributions are allocated to the Bank Member's Account as of a date within the Plan Year, such allocation is not contingent upon the Bank Member's participation in the Plan or performance of services after the end of the Plan Year, and the Special Bank Contributions are actually paid to the Trust within one year of the end of the Plan Year.

Section 4.9       Payment of Bank Contributions to the Trust Fund.

The aggregate amount of the Bank Matching Contributions for a payroll period shall be paid to the Trust Fund as of the first business day following the last day of such payroll period or as soon as practicable thereafter. Any Special Bank Contributions shall be paid to the Trust Fund as soon as practicable. Bank Matching Contributions and Special Bank Contributions shall be invested in any one or more of the Investment Funds for the account of such Bank Member pursuant to sections 8.6, as of the day that the Trustee receives the particular contributions or as soon as practicable thereafter.

Section 4.10      Special Make-up Contributions.

If it should appear that through oversight or mistake of fact or law, a Bank Employee is entitled to a share in contributions made by the Bank or earnings of the Trust for a Plan Year, but received no allocation or a lesser allocation than should have been made, the Bank may, at its election, make a special make-up contribution for the account of such Bank Employee in an amount adequate to provide the amount that should have been allocated, including any allocation of earnings on such amount. No readjustment of the accounts of other Bank Members shall be made because of special make-up contributions.

                                   ARTICLE 5

                            NAMCO Portion of the Plan

Section 5.1       Employee Contributions.

     (a) Basic NAMCO Employee Contributions. Subject to the limitations of Articles 6 and 14, upon enrollment, a NAMCO Member may elect to make Basic NAMCO Employee Contributions for each payroll period in any whole percentage up to five percent (5%), or such other maximum percentage of his Basic NAMCO Compensation for such payroll period as shall be specified by the Board or by the Compensation Committee (on a uniform basis for all NAMCO Members) prior to the commencement of such payroll period. Subject to the limitations of Article 6, such contributions shall be Pre-Tax Employee Contributions and/or After-Tax Employee Contributions, as designated by the NAMCO Member.

     (b) Supplemental Employee Contributions. Subject to the limitations of Articles 6 and 14, a NAMCO Member may also elect to make Supplemental Employee Contributions (in any whole percentage of his Basic NAMCO Compensation) in an amount not to exceed, after aggregating with such contributions a NAMCO Member's Basic NAMCO Employee Contributions under section 5.1(a), 15% of his Basic NAMCO Compensation for each payroll period. Subject to the limitations of Article 6, such contributions shall be Pre-Tax Employee Contributions and/or After-Tax Employee Contributions, as designated by the NAMCO Member.

     (c) Pre-Tax Employee Contributions. A NAMCO Member's Pre-Tax Employee Contributions shall be credited to his Account. Pre-Tax Employee Contributions permitted under this section 5.1 shall be made by payroll deduction authorized by a written direction of the NAMCO Member on such form or in such manner as may be prescribed by the Plan Administrator, the first such Pre-Tax Employee Contributions to be withheld for the full payroll period in which membership commences.

     (d) After-Tax Employee Contributions. A NAMCO Member's After-Tax Employee Contributions shall be credited to his Account. A NAMCO Member may make After-Tax Employee Contributions, in the form and manner prescribed by the Plan Administrator, by payroll deduction with such After-Tax Employee Contributions to commence being withheld from the Bank Member's pay as soon as practicable after such request is received by the Plan Administrator. A NAMCO Member's After-Tax Employee Contribution shall be deemed made in the Plan Year in which the applicable payroll period ends.

     (e) Upon reaching $10,500 in a calendar year (or, if greater, the maximum amount prescribed under section 402(g)(1) of the Code, as adjusted in accordance with section 402(g)(5) of the Code), a NAMCO Member's Pre-Tax Employee Contributions for a calendar year shall cease until the first payroll period to end in the immediately following calendar year; provided, however, that the amount of such NAMCO Member's Pre-Tax Employee Contributions which were Basic NAMCO Employee Contributions will continue to be contributed to the Plan as After-Tax Employee Contributions. All other elections to make After-Tax Employee Contributions must be in accordance with section 5.2.

Section 5.2       Changes of Employee Contributions.

A NAMCO Member may, subject to the limitations of section 5.1, elect to increase or decrease the rate of his Pre-Tax Employee Contributions, his After-Tax Employee Contributions, or both, as of the start of the payroll period that ends coincident with or next following the first day of any month (or as of such dates otherwise determined by the Plan Administrator), and may elect to discontinue his Pre-Tax Employee Contributions, his After-Tax Employee Contributions, or both, at any time, in such form or in such manner as may be prescribed by the Plan Administrator. Any requests under this section shall be implemented as soon as practicable following receipt of the request by the Plan Administrator.

Section 5.3       Rollover Contributions.

Subject to such terms and conditions as may be established from time to time by the Plan Administrator, a NAMCO Employee (other than a "leased employee" as defined in section 414(n) of the Code), whether or not he is a Member, may contribute a Rollover Contribution, which may include a "Direct Rollover" (within the meaning of section 401(a)(31) of the Code and the regulations and pronouncements of the IRS and the U.S. Department of Treasury thereunder), to the Trust Fund by delivery of such contribution or rollover to the Plan Administrator; provided, however, that such NAMCO Employee submits a written certification, satisfactory to the Plan Administrator, that the contribution qualifies as a Rollover Contribution (either as a rollover contribution by the NAMCO Employee or as a Direct Rollover). The Plan Administrator shall be entitled to rely upon such information and certifications and shall accept the contribution on behalf of the Trustee. A NAMCO Employee's Rollover Contribution (including any accepted Direct Rollover) shall be credited to such NAMCO Employee's Account.

Section 5.4       Rollover Transfer Contributions.

Subject to such terms and conditions as the Plan Administrator may from time to time establish, a NAMCO Employee (other than a "leased employee" as defined in section 414(n) of the Code), whether or not he is a Member, may cause a Rollover Transfer Contribution to be made to the Plan on his behalf; provided, however, that such a NAMCO Employee shall submit to the Plan Administrator a written certification, in form and substance satisfactory to the Plan Administrator, that the contribution qualifies as a Rollover Transfer Contribution and that such contribution will not cause the Plan to become, with respect to such NAMCO Employee, a direct or indirect transferee, within the meaning of section 205(b)(1)(C)(iii) of ERISA, of (i) any defined benefit plan; (ii) any individual account plan that is subject to the funding standards of section 302 of ERISA; or (iii) any other plan that is required to provide benefits to such person in the form of a qualified joint and survivor annuity unless he elects otherwise. The Plan Administrator shall be entitled to rely on such certification and shall cause the Trustee to accept the Rollover Transfer Contribution. A NAMCO Employee's Rollover Transfer Contribution shall be credited to his Account.

Section 5.5       Payment of NAMCO Members' Contributions to the Trust Fund.

The aggregate amount of a NAMCO Member's Employee Contributions deducted by NAMCO in any payroll period shall be paid to the Trust Fund as of the first business day following the last day of such payroll period or as soon as practicable thereafter. Any Rollover Contributions or Rollover Transfer Contributions made by a NAMCO Employee shall be paid to the Trust Fund as soon as practicable. Employee Contributions, Rollover Contributions and Rollover Transfer Contributions shall be invested in any one or more of the Investment Funds for the account of such NAMCO Member or NAMCO Employee, pursuant to section 8.6, as of the day that the Trustee receives the particular contributions or as soon as practicable thereafter.

Section 5.6       NAMCO Matching Contributions.

NAMCO shall, subject to the limitations of Articles 6 and 14, contribute under the Plan on behalf of each NAMCO Member who has completed a Period of Service of at least one year an amount equal to 50% of the first 3% of the NAMCO Members' Basic NAMCO Compensation contributed as Basic Employee Contributions for the Plan Year.

Section 5.7       Special NAMCO Contributions.

In addition to any NAMCO Matching Contributions under section 5.6, the Bank may, in the sole discretion of the Committee, make Special NAMCO Contributions for a Plan Year to the Accounts of the lowest paid of all of those NAMCO Members or Former NAMCO Members who were employed during the Plan Year and who are not Highly Compensated Employees, in an amount sufficient to comply with the requirements of section 6.2(a) or 6.2(b), as the case may be. For periods prior to January 1, 2002, such Special NAMCO Contributions shall be allocated first to the lowest paid NAMCO Member or Former NAMCO Member who is otherwise eligible for such a Contribution, until the allocation for such NAMCO Member or Former NAMCO Member has reached the legal maximum, and then to the next lowest paid eligible NAMCO Members or Former NAMCO Members in sequence and in the same manner, until the entire Special NAMCO Contribution has been so allocated. For periods on and after January 1, 2002, such Special NAMCO Contributions shall be allocated first to the lowest paid NAMCO Member or Former NAMCO Member who is otherwise eligible for such Contribution, until the allocation for such NAMCO Member or Former NAMCO Member (when combined with such other amounts as are subject to the limitations of Code Section 415(c)(1)) has reached the lesser of the legal maximum permitted under Code Section 415(c)(1)(A) or 25% of the legal maximum permitted under Code Section 415(c)(1)(B), and then to the next lowest paid eligible NAMCO Members or Former NAMCO Members in sequence and in the same manner, until the entire Special NAMCO Contribution has been so allocated.

For purposes of determining the Actual Deferral Percentage or the Actual Contribution Percentage, as the case may be, of a NAMCO Member for a Plan Year, the Special NAMCO Contributions described in this section 5.7 shall be taken into account only if the Special NAMCO Contributions are allocated to the NAMCO Member's Account as of a date within the Plan Year, such allocation is not contingent upon the NAMCO Member's participation in the Plan or performance of services after the end of the Plan Year, and the Special NAMCO Contributions are actually paid to the Trust within one year of the end of the Plan Year.

Section 5.8       NAMCO Profit-Sharing Contributions.

For each Plan Year, NAMCO shall make a NAMCO Profit-Sharing Contribution on behalf of each NAMCO Member who (a) is not an hourly employee, (b) has completed a Period of Service of at least one year, and (c) is an Eligible NAMCO Employee on the last day of such Plan Year. For purposes of eligibility for NAMCO Profit-Sharing Contributions, an individual will be treated as if he were in service on the last day of the Plan Year if he was an Eligible NAMCO Employee during the Plan Year immediately preceding the termination of his employment, and his employment terminated during such Plan Year on account of Retirement, Disability or death. The NAMCO Profit-Sharing Contribution shall equal 4% of the NAMCO Member's Salary paid while a NAMCO Member and an Eligible NAMCO Employee during the Plan Year.

Section 5.9 Payment of NAMCO Contributions to the Trust Fund.

The aggregate amount of the NAMCO Matching Contributions for a payroll period shall be paid to the Trust Fund as of the first business day following the last day of such payroll period or as soon as practicable thereafter. Any Special NAMCO Contributions shall be paid to the Trust Fund as soon as practicable. All NAMCO Profit-Sharing Contributions shall be allocated as of the last day of the Plan Year and shall be paid to the Trust Fund no later than the due date, including extensions, for the Company's tax year for which the NAMCO Profit-Sharing Contribution is made. NAMCO Matching Contributions, Special NAMCO Contributions and NAMCO Profit-Sharing Contributions shall be invested in any one or more of the Investment Funds for the account of such NAMCO Member pursuant to sections 8.6, as of the day that the Trustee receives the particular contributions or as soon as practicable thereafter.

Section 5.10      Special Make-up Contributions.

If it should appear that through oversight or mistake of fact or law, a NAMCO Employee is entitled to a share in contributions made by NAMCO or earnings of the Trust for a Plan Year, but received no allocation or a lesser allocation than should have been made, NAMCO may, at its election, make a special make-up contribution for the account of such NAMCO Employee in an amount adequate to provide the amount that should have been allocated, including any allocation of earnings on such amount. No readjustment of the accounts of other NAMCO Members shall be made because of special make-up contributions.

                                   ARTICLE 6

                          Limitations on Contributions

Section 6.1       Limitations on Contributions and Forfeitures.

     (a) Except as otherwise provided in this Article, no amount shall be allocated to a Member's Account for any Plan Year to the extent that such allocation would result in an Annual Addition of an amount greater than the lesser of (i) 25% of the Member's Total Compensation or (ii) $30,000 (as from time to time adjusted pursuant to section 415(d) of the Code).

     (b) For Limitation Years commencing on or after January 1, 2000, in the case of a Member who (i) is no longer employed by the Company as of January 1, 2000, and (ii) may be entitled to benefits under a qualified defined benefit plan of the Company, and only with respect to the Member's accrued benefit under such defined benefit plan as of December 31, 1999, the sum of the Member's Defined Contribution Plan Fraction and his Defined Benefit Plan Fraction shall not exceed 1.0 for any Limitation Year. To the extent necessary to comply with the foregoing sentence, a Member's benefits and Annual Additions shall have been reduced in the following order: (i) first, a Member's accrued benefits under the Pension Plan (or any other qualified defined benefit plan maintained by the Company) shall be reduced, but not below the amount, if any, of the Member's Net Pension Benefit; and (ii) second, if necessary, the Member's Annual Additions to this Plan shall have been reduced in the order specified in section 6.1(d) hereof. Notwithstanding anything herein to the contrary, effective for Limitation Years commencing on or after January 1, 2000, in the case of (i) a Participant who is employed by the Company on or after January 1, 2000 and participates in the Plan, or (ii) any individual who becomes a Participant on or after January 1, 2000, the limitations otherwise described in this subsection
(b) and of Code section 415(e) of the Code shall cease to apply in determining the maximum Annual Additions under the Plan with respect to Limitation Years commencing on or after January 1, 2000.

     (c) For purposes of this section 6.1, the following special definitions shall apply:

          (i) Annual Addition means the sum of the following amounts allocated on behalf of a Member:

               (A) all Matching Contributions and Forfeitures with respect to such contributions under this Plan; plus

               (B) all Pre-Tax Employee Contributions and Special Contributions under this Plan, pre-tax and employer contributions under a Prior Plan (including Anchor Base Contributions) and, with respect to periods prior to January 1, 1990, all pre-tax personal contributions under the Bank's Thrift Plan for Commissioned Staff; plus

               (C) the sum of the Member's After-Tax Employee Contributions under this Plan, after-tax employee contributions under a Prior Plan and, with respect to periods prior to January 1, 1990, all after-tax personal contributions under the Bank's Thrift Plan for Commissioned Staff. For Limitation Years beginning prior to January 1, 1987, only that portion of a Member's after-tax employee contributions which is equal to the lesser of (i) after-tax employee contributions in excess of six percent (6%) of such Member's compensation (as defined in section 415 of the Code) or (ii) one-half of such Member's after-tax employee contributions, shall be considered an Annual Addition; plus

               (D) all NAMCO Profit-Sharing Contributions and Forfeitures with respect to such contributions under this Plan.

          (ii) Company means the Company, all Affiliates, and, with respect to participants in a Prior Plan, Anchor, Lincoln, NAMCO and any Affiliates (as defined in section 1.3) of Anchor, Lincoln or NAMCO, as applicable.

          (iii) Defined Benefit Plan Fraction means, for any Member for any Limitation Year, a fraction, the numerator of which is the Projected Annual Benefit of the Member under all defined benefit plans, whether or not terminated, of the Company (determined as of the end of such Limitation Year), and the denominator of which is the lesser of (A) (except as provided in section 14.8(b) for a Top Heavy Plan Year) the product of 1.25 multiplied by the dollar limitation in effect under section 415(b)(1)(A) of the Code for such Limitation Year, or (B) the product of 1.4 multiplied by the amount which may be taken into account under section 415(b)(1)(B) of the Code with respect to such Member for such Limitation Year.

          (iv) Defined Contribution Plan Fraction means, for any Member for any Limitation Year, a fraction (A) the numerator of which is the sum of such Member's Annual Additions (determined as of the end of such Limitation Year) under this Plan and any other qualified defined contribution plans (whether or not terminated) maintained by the Company for the current and all prior Limitation Years, and (B) the denominator of which is the sum of the lesser of the following amounts for such Limitation Year and for each prior Limitation Year during which such Member was employed by the Company: (1) (except as provided in section 14.8(b) for a Top Heavy Plan Year) the product of 1.25 multiplied by the dollar limitation in effect under section 415(c)(1)(A) of the Code for such Limitation Year (determined without regard to section 415(c)(6) of the Code) or (2) the product of 1.4 multiplied by the amount which may be taken into account under section 415(c)(1)(B) of the Code (or section 415(c)(7) of the Code, if applicable) with respect to such Member for such Limitation Year; provided, however, that the Plan Administrator may, at his election, adopt the transition rule set forth in section 415(e)(6) of the Code in making the computation set forth in this section 6.1(c). If the sum of a Member's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction exceeded 1.0 as of December 31, 1982 or as of December 31, 1986, then in each case such Member's Defined Contribution Plan Fraction shall be determined under regulations to be prescribed by the Secretary of the Treasury so that the sum of the fractions does not exceed 1.0.

          (v) Limitation Year means the calendar year; provided, however, that if the Company changes the Limitation Year, the new Limitation Year shall begin on a date within the Limitation Year in which the amendment is made.

          (vi) Net Pension Benefit means the amount of a Member's accrued benefit under any qualified defined benefit plan maintained by the Company, expressed in the form of a single life annuity (or such other normal form of benefit as may be provided on an unreduced basis) payable commencing at normal retirement age, that is either:

               (A) paid as a lump sum distribution to such Member in connection with the termination or partial termination of such qualified defined benefit plan; or

               (B) distributed as an annuity contract to such Member in connection with the termination or partial termination of such qualified defined benefit plan.

               A Member's Net Pension Benefit with respect to any such lump sum payment or distribution shall be determined as of the date of such lump sum payment or distribution.

          (vii) Projected Annual Benefit means the sum of (A) a Member's annual retirement benefit (adjusted to the actuarial equivalent of a straight life annuity if expressed in a form other than a straight life or qualified joint and survivor annuity) expected to be paid from the Pension Plan (and any other qualified defined benefit plan maintained by the Company and not terminated), assuming that the Member will continue employment until the later of current age or normal retirement age under the Pension Plan (or such other qualified defined benefit plan), and that the Member's compensation for the Limitation Year and all other relevant factors used to determine benefits under the Pension Plan (or such other qualified defined benefit plan) including, without limitation, the amount of any offset to benefits under the Pension Plan (or such other qualified defined benefit plan) on account of contributions to this Plan, will remain constant for all future Limitation Years; plus (B) the Member's Net Pension Benefit.

     (d) When a Member's Annual Additions must have been reduced to satisfy the limitations of section 6.1, such reduction shall have been applied first to Supplemental After-Tax Employee Contributions (which shall be returned to the contributor); second, if necessary, to Supplemental Pre-tax Employee Contributions (which shall be returned to the contributor); third, if necessary, to Basic After-Tax Employee Contributions (which shall be returned to the contributor) with a corresponding reduction in Matching Contributions (which shall be used to reduce future Matching Contributions); fourth, if necessary, to Basic Pre-tax Employee Contributions) which shall be returned to the contributor) with a corresponding reduction in Matching Contributions (which shall be used to reduce future Matching Contributions); fifth, if necessary, to Matching Contributions (which shall be used to reduce future Matching Contributions); and sixth, if necessary, to NAMCO Profit-Sharing Contributions (which shall be used to reduce future NAMCO Profit-Sharing Contributions).

     (e) Prior to determining a Member's actual Total Compensation for a Limitation Year, the Company may determine the limitations under this section
6.1 for a Member on the basis of a reasonable estimation of the Member's Total Compensation for the Limitation Year that is uniformly determined for all Members who are similarly situated. As soon as it is administratively feasible after the end of the Limitation Year, the limitations of this section 6.1 shall be determined on the basis of the Member's actual Total Compensation for the Limitation Year.

Section 6.2       Limitations on Contributions by Highly Compensated Employees.

     (a) (i) No Pre-Tax Employee Contributions shall be credited to a Member's Account if and to the extent that the crediting of such a contribution would, for any Plan Year, result in an Actual Deferral Percentage for the Bank's eligible Highly Compensated Employees which would exceed the greater of (A) or
(B):

               (A) the lesser of (I) the Actual Deferral Percentage for the preceding Plan Year of the group of Eligible Employees other than those Eligible Employees who are Highly Compensated Employees plus 2 percentage points or (II) the Actual Deferral Percentage for the preceding Plan Year of such Eligible Employees who are not highly compensated employees multiplied by 2; or

               (B) the Actual Deferral Percentage for the preceding Plan Year of those Eligible Employees who are not Highly Compensated Employees multiplied by 1.25.

          (ii) For periods prior to January 1, 1999, sections 6.2(a)(i)(A) and
(B) shall be applied with reference to the Actual Deferral Percentage of Eligible Employees who are not Highly Compensated Employees for the Plan Year for which the limitation is being applied rather than for the preceding Plan Year.

          (iii) If, for any Plan Year, the amount of Pre-Tax Employee Contributions made to the Plan causes the limitations of section 6.2(a)(i) to be exceeded, an amount of Pre-Tax Employee Contributions equal to the product of:

               (A) the excess of (I) the Actual Deferral Percentage for the eligible Highly Compensated Employees for such Plan Year, over (II) the maximum average Actual Deferral Percentage permitted under section 6.2(a)(i) for such eligible Highly Compensated Employees for such Plan Year; multiplied by

               (B) the aggregate Total Compensation received by such eligible Highly Compensated Employees while Eligible Employees during such Plan Year;

plus the amount of income attributable thereto, shall be returned to the Highly Compensated Employees described below not later than the last day of the immediately following Plan Year. For Plan Years commencing prior to January 1, 1997, the amount so returned shall be applied first to reduce the Account or Accounts of the eligible Highly Compensated Employee or eligible Highly Compensated Employees with the highest Actual Deferral Percentage for the Plan Year, until such Actual Deferral Percentage is reduced to be equal to the next highest Actual Deferral Percentage of an eligible Highly Compensated Employee. The procedure described in the preceding sentence shall then be repeated until the entire required amount has been returned. For Plan Years commencing on or after January 1, 1997, the amount so returned shall be applied first to reduce the Account or Accounts of the eligible Highly Compensated Employee or eligible Highly Compensated Employees with the highest Pre-Tax Employee Contribution amount for the Plan Year, until such Pre-Tax Employee Contribution is reduced to be equal to the next highest Pre-Tax Employee Contribution amount of an eligible Highly Compensated Employee. The procedure described in the preceding sentence shall then be repeated until the entire required amount has been returned. Any nonvested Matching Contributions attributable to such returned Pre-Tax Employee Contributions shall be forfeited by affected eligible Highly Compensated Employees and treated as described in section 7.6. Vested Matching Contributions attributable to such returned Pre-Tax Employee Contributions shall similarly be forfeited by affected eligible Highly Compensated Employees and treated as described in section 7.6, provided, however, that if any such vested Matching Contributions must be returned to affected Highly Compensated Employees in accordance with section 6.2(b)(ii) or section 6.2(c)(iii), they may be distributed to such eligible Highly Compensated Employees and need not be forfeited.

                  The Pre-Tax Employee Contributions returned to a Highly Compensated Employee (or such Employee's Family Member, with respect to periods prior to January 1, 1997) pursuant to section 6.2(a) shall be offset by the Pre-Tax Employee Contributions previously returned to such Highly Compensated Employee (or Family Member, with respect to periods prior to January 1, 1997) for the Plan Year pursuant to section 6.3.

          (iv) If the Actual Deferral Percentage of a Primary Family Member was determined by aggregation with his Family Members, then the Actual Deferral Percentage of such Primary Family Member shall be reduced in accordance with section 6.2(a)(iii). The amounts returned to effectuate such reduction shall be allocated among the Family Members in proportion to the Pre-Tax Employee Contributions and Special Contributions of such Family Members that were used initially in determining the Actual Deferral Percentage. The provisions of this subsection (iv) shall not apply on and after January 1, 1997.

          (v) The income attributable to Pre-Tax Employee Contributions in excess of the limit set forth in section 6.2(a) shall be equal to the gain or loss allocable to such excess contributions for the Plan Year and for the period from the end of the Plan Year to the date of distribution. The income allocable to such contributions for the Plan Year shall be determined by multiplying the income for the Plan Year attributable to the Member's Account by a fraction (i) whose numerator is the Member's excess Pre-Tax Employee Contributions for the Plan Year, and (ii) whose denominator is the total account balance of the Member's Account as of the end of the Plan Year, reduced by the gain allocable to such Account balance for the Plan Year and increased by the loss allocable to such Account balance for the Plan Year.

          The income allocable to such contributions for the period from the end of the Plan Year to the date of distribution shall be determined by multiplying the income for the period attributable to the Member's Account by a fraction,
(i) whose numerator is the Member's excess Pre-Tax Employee Contributions, and
(ii) whose denominator is the total Account balance of the Member's Account as of the last day of the month preceding the distribution date, adjusted for gains and losses allocable to such Account balance for the period in the manner described in the preceding sentence.

          References in this subsection to "accounts" or "Accounts" shall be deemed to be references to the respective Investment Funds in which the Member's excess Pre-Tax Employee Contributions were actually invested prior to being distributed to the Member, and the income allocations described herein shall be calculated on an Investment Fund by Investment Fund basis.

     (b) (i) The Contribution Percentage of the Company's eligible Highly Compensated Employees for any Plan Year shall not exceed the greater of (A) or
(B):

               (A) the lesser of (I) the Contribution Percentage for the preceding Plan Year of the group of Eligible Employees other than those Eligible Employees who are Highly Compensated Employees plus 2 percentage points or (II) the Contribution Percentage for the preceding Plan Year of such Eligible Employees who are not Highly Compensated Employees multiplied by 2; or

               (B) the Contribution Percentage for the preceding Plan Year of those Eligible Employees who are not Highly Compensated Employees multiplied by 1.25.

          (ii) For periods prior to January 1, 1999, sections 6.2(b)(i)(A) and
(B) shall be applied with reference to the Contribution Percentage of Eligible Employees who are not Highly Compensated Employees for the Plan Year for which the limitation is being applied rather than for the preceding Plan Year.

          (iii) If, for any Plan Year, the amount of Matching Contributions and After-Tax Employee Contributions made to the Plan causes the limitations of section 6.2(b)(i) to be exceeded, an amount of After-Tax Employee Contributions (and the corresponding amount of Matching Contributions, and, if necessary, additional Matching Contributions) equal to the product of:

               (A) the excess of (I) the Contribution Percentage for the eligible Highly Compensated Employees for such Plan Year, over (II) the maximum Contribution Percentage permitted under section 6.2(b)(i) for such eligible Highly Compensated Employees for such Plan Year; multiplied by

               (B) the aggregate Total Compensation received by such eligible Highly Compensated Employees while Eligible Employees during such Plan Year;

plus the amount of income attributable thereto, shall be removed from the Accounts of the eligible Highly Compensated Employees described below not later than the last day of the immediately following Plan Year. For Plan Years commencing prior to January 1, 1997, the amounts so removed shall be applied first to reduce the Account or Accounts of the eligible Highly Compensated Employee or eligible Highly Compensated Employees with the highest Contribution Percentage for the Plan Year, until such Contribution Percentage is reduced to be equal to the next highest Contribution Percentage of an eligible Highly Compensated Employee. The procedure described in the preceding sentence shall then be repeated until the entire required amount has been removed. For Plan Years commencing on or after January 1, 1997, the amount so removed shall be applied first to reduce the Account or Accounts of the eligible Highly Compensated Employee or eligible Highly Compensated Employees with the highest sum of After-Tax Employee Contributions and Matching Contributions for the Plan Year, until the sum of such After-Tax Employee Contributions and Matching Contributions is reduced to be equal to the next highest sum of After-Tax Employee Contributions and Matching Contributions of an eligible Highly Compensated Employee. The procedure described in the preceding sentence shall then be repeated until the entire required amount has been removed. Of the amount of Matching Contributions (and income attributable thereto) removed from the Account of an eligible Highly Compensated Employee, a percentage thereof equal to such eligible Highly Compensated Employee's vested percentage shall be distributed to the eligible Highly Compensated Employee, and any remaining percentage shall be treated as a Forfeiture and allocated as provided in section
7.6. The entire amount of After-Tax Employee Contributions (and income attributable thereto) removed from the Account of an eligible Highly Compensated Employee shall be returned to the eligible Highly Compensated Employee.

          (iv) With respect to periods prior to January 1, 1997, reduction of the Contribution Percentage of a Primary Family Member and the allocation of excess After-Tax Employee Contributions and Bank Matching Contributions to a Primary Family Member and his Family Members shall be effected in the same manner as described in section 6.2(a)(iv) with respect to reduction of Actual Deferral Percentages and allocation of excess Pre-Tax Employee Contributions and Special Contributions. The provisions of this subsection (iv) shall not apply on or after January, 1997.

          (v) The income attributable to After-Tax Employee Contributions and Matching Contributions in excess of the limit set forth in section 6.2(b) shall be determined in the same manner as set forth in section 6.2(a)(v) with respect to income attributable to excess Pre-Tax Employee Contributions.

     (c) (i) Notwithstanding any other provision of the Plan, the sum of the Actual Deferral Percentage of those Eligible Employees who are Highly Compensated Employees and the Contribution Percentage of those Eligible Employees who are Highly Compensated Employees shall not exceed the aggregate limit determined in accordance with section 6.2(c)(ii).

          (ii) For purposes of this section 6.2(c), the "aggregate limit" for a Plan Year means the greater of:

               (A) the sum of

               (x) 1.25 times the greater of (I) the Actual Deferral Percentage for the preceding Plan Year of those Eligible Employees who are not Highly Compensated Employees, or (II) the Contribution Percentage for the preceding Plan Year of those Eligible Employees who are not Highly Compensated Employees; and

               (y) 2 plus the lesser of (I) and (II) above, provided that this amount shall not exceed the lesser of (I) and (II) above multiplied by 2; or

               (B) the sum of

               (x) 1.25 times the lesser of (I) the Actual Deferral Percentage for the preceding Plan Year of those Eligible Employees who are not Highly Compensated Employees, or (II) the Contribution Percentage for the preceding Plan Year of those Eligible Employees who are not Highly Compensated Employees; and

               (y) 2 plus the greater of (I) and (II) above, provided that this amount shall not exceed the greater of (I) and (II) above multiplied by 2.

          (iii) For periods prior to January 1, 1999, Sections 6.2(c)(ii)(A) and
(B) shall be applied with reference to the Actual Deferral Percentage or Contribution Percentage of Eligible Employees who are not Highly Compensated Employees for the Plan Year for which the limitation is being applied rather than for the preceding Plan Year.

          (iv) The Plan Administrator shall determine as of the end of the Plan Year, and at such time or times in its discretion whether the aggregate limit has been exceeded. This determination shall be made after first determining the treatment of excess deferrals under section 6.3, then determining the treatment of excess Pre-Tax Employee Contributions under section 6.2(a), and then determining the treatment of excess After-Tax Employee Contributions and Matching Contributions under section 6.2(b). In the event that the aggregate limit is exceeded the Contribution Percentage of those Eligible Employees who are Highly Compensated Employees shall be reduced in the same manner as described in section 6.2(b).

Section 6.3       Maximum Pre-Tax Employee Contributions by All Employees.

     (a) The Pre-Tax Employee Contributions credited to the Account of an Employee for a calendar year shall not exceed the maximum amount prescribed under Section 402(g)(1) of the Code for a calendar year, as adjusted in accordance with Section 402(g)(5) of the Code (effective January 1, 2000, $10,500). In the event that the Pre-Tax Employee Contributions credited to the Account of an Employee for a calendar year exceed $10,500 (or such greater amount as may be prescribed for such calendar year), the amount of such excess Pre-Tax Employee Contributions, together with any income attributable thereto, shall be distributed to such Employee no later than April 15th of the calendar year following the calendar year in which such Pre-Tax Employee Contributions were made.

     (b) In addition to the limitations of section 6.3(a), the sum of the Pre-Tax Employee Contributions credited to the Account of an Employee for a calendar year, when added to the amount of any other elective deferrals by such Employee for such calendar year under any other qualified cash or deferred arrangement under section 401(k) of the Code, any qualified annuity plan under section 403(b) of the Code, or any simplified employee pension plan under section 408(k) of the Code, shall not exceed $10,500 (or such greater amount as may have been prescribed pursuant to section 402(g)(5) of the Code). If and to the extent necessary to comply with the limitations of this section 6.3(b) for a calendar year, an Employee may, by notice to the Plan Administrator given in such form and manner as the Plan Administrator may prescribe, direct that all or a portion of his Pre-Tax Employee Contributions credited to his Account for such calendar year, together with any income attributable thereto, be distributed to him. Such a notice shall be given not later than March 1st of the calendar year following the calendar year to which the notice relates, and the distribution pursuant to such notice shall be made not later than April 15th of such following calendar year.

     (c) The Pre-Tax Employee Contributions returned to a Member pursuant to section 6.3 shall be offset by the Pre-Tax Employee Contributions previously returned to such Member for the Plan Year pursuant to section 6.2(a).

     (d) The income attributable to Pre-Tax Employee Contributions in excess of the limit set forth in section 6.3 shall be determined in the same manner as set forth in section 6.2(a)(v).

                                   ARTICLE 7

                             Vesting and Forfeitures

Section 7.1       Method of Vesting.

     (a) An Employee shall always be fully vested in the balance to his credit, if any, in amounts in his Account attributable to Pre-tax Employee Contributions, After-tax Employee Contributions, Special Contributions, Anchor Base Contributions, Rollover Contributions and Rollover Transfer Contributions, as well as in amounts attributable to similar types of contributions made under the terms of a Prior Plan or the NAMCO Plan.

     (b) A Bank Employee shall become vested in the balance to his credit, if any, in the amounts attributable to Bank Matching Contributions (as well as in amounts attributable to employer contributions made under the terms of the Lincoln Plan) in his Account and a NAMCO Employee who is hired by NAMCO on or after January 1, 2001 shall become vested in the balance to his credit, if any, in the amounts attributable to NAMCO Matching Contributions in his Account in accordance with the following schedule:

       Period of Service                         Vested Percentage
       Less than two years                                  0%
       At least two years, but less
                than three years                           25%
       At least three years, but
                less than four years                       50%
       At least four years, but
                less than five years                       75%
       Five years or more                                 100%

     (c) Notwithstanding the foregoing, a Member who was a participant in the Anchor Plan prior to the 1995 Restatement Effective Date shall become vested in the balance to his credit, if any, in the amount attributable to Bank Matching Contributions (as well as in amounts attributable to employer contributions made under the terms of the Anchor Plan) in his Account in accordance with the greater of (i) the schedule set forth in subparagraph (b) above or (ii) the following schedule:

       Period of Service                             Vested Percentage
       Less than one year                                       0%
       At least one year, but less
                than two years                                 20%
       At least two years, but less
                than three years                               40%
       At least three years, but
                less than four years                           60%
       At least four years, but
                less than five years                           80%
       Five years or more                                     100%

     (d) A NAMCO Employee who was employed by NAMCO prior to January 1, 2001 shall become vested in the balance to his credit, if any, in the amounts attributable to matching contributions made on his behalf under the terms of the NAMCO Plan and any NAMCO Matching Contributions made on his behalf under the terms of this Plan in his Account in accordance with the following schedule:

       Period of Service                              Vested Percentage
       Less than one year                                        0%
       At least one year, but less
                than two years                                  25%
       At least two years, but
                less than three years                           50%
       At least three years, but
                less than four years                            75%
       Four years or more                                      100%

     (e) A NAMCO Employee shall become vested in the balance to his credit, if any, in the amounts attributable to NAMCO Profit-Sharing Contributions, NAMCO Plan Profit-Sharing Contributions and NAMCO Money Purchase Contributions in his Account in accordance with the following schedule:

       Period of Service                            Vested Percentage
       Less than three years                                   0%
       At least three years, but less
                than four years                               30%
       At least four years, but
                less than five years                          40%
       At least five years, but
                less than six years                           60%
       At least six years, but
                less than seven years                         80%
       Seven years or more                                   100%

     (f) Notwithstanding the foregoing provisions of this section 7.1, if (i) any Bank Member or Former Bank Member shall be found by the Committee to have been guilty of dishonesty in his relationship with the Company, and (ii) the Bank Member or Former Bank Member has a Period of Service of less than five years, then the percentage of his vesting in the Bank Matching Contributions (as well as in amounts attributable to employer contributions made under the terms of the Anchor Plan) in his Account shall be reduced to zero and allocated as a Forfeiture pursuant to section 7.6. Further, notwithstanding the foregoing provisions of this Section 7.1, if (i) a NAMCO Member or Former NAMCO Member shall be found by the Committee to have been guilty of dishonesty in his relationship with the Company, and (ii) the NAMCO Member or Former NAMCO Member has a Period of Service of less than three years, then the percentage of his vesting in NAMCO Matching Contributions, NAMCO Profit-Sharing Contributions, NAMCO Plan Profit-Sharing Contributions and NAMCO Money Purchase Contributions in his Account shall be reduced to zero and allocated as a forfeiture pursuant to Section 7.6. The judgment of the Committee as to the circumstances justifying action pursuant to this paragraph shall be binding and conclusive on the Member or Former Member and all others concerned; provided that Members or Former Members in similar circumstances shall be similarly treated in administering the provisions of this section 7.1(f). This paragraph shall not apply to the Account of a Member who was a participant in the Lincoln Plan prior to the 1995 Restatement Effective Date if such Member had completed a Period of Service of at least three (3) years as of the 1995 Restatement Effective Date.

     (g) Notwithstanding the foregoing provisions of this section 7.1, an Employee transferred from Long Island Savings Bank of Centereach FSB in the transaction described in section 1.73(f) shall be fully vested in the account balance transferred to the Plan from the Long Island Savings Bank Savings Incentive Plan.

     (h) Notwithstanding the foregoing provisions of this section 7.1, no Member of this Plan who was a participant in a Prior Plan shall have a smaller nonforfeitable percentage at any time after the 1995 Restatement Effective Date than he or she had under the terms of the Prior Plan in which he or she was a participant on the day prior to the 1995 Restatement Effective Date, provided, however, that the provisions of this subsection 7.1(h) shall apply only to such Member's Account balance as of the 1995 Restatement Effective Date.

Section 7.2       Vesting on Death, Disability or Retirement.

     (a) Any previously unvested portion of the Account of a Member shall become nonforfeitable immediately upon his attainment of his Normal Retirement Age, or, if earlier, upon the termination of his membership by reason of death, Disability or Retirement.

     (b) Notwithstanding the above, the unvested portion of the Account of a Member who was a Member of this Plan prior to the 1995 Restatement Effective Date and who attains age 65 before attaining his Normal Retirement Age, shall, to the extent of such Member's Account balance as of the 1995 Restatement Effective Date, become nonforfeitable when such Member attains age 65.

     (c) Notwithstanding the above, the unvested portion of the Account of a Member who was a participant in the Lincoln Plan who had completed a Period of Service of at least three (3) years as of the 1995 Restatement Effective Date, and whose account balance under the Lincoln Plan would have become fully nonforfeitable under the terms of the Lincoln Plan before attaining his Normal Retirement Age under this Plan, shall become nonforfeitable on the date specified in the Lincoln Plan.

     (d) Notwithstanding the above, the unvested portion of the Account of a NAMCO Member who was a NAMCO Plan Participant, who had completed a Period of Service of at least three (3) years as of the 2001 Restatement Effective Date and whose account balance under the NAMCO Plan would have become fully nonforfeitable under the terms of the NAMCO Plan before attaining his Normal Retirement Age under this Plan, shall become nonforfeitable on the date that the NAMCO Member attains age 65.

Section 7.3       Forfeitures on Termination of Employment.

     (a) Upon the termination of employment of a Member or Former Member (which, for purposes of the Plan, shall not be deemed to have occurred while an Employee is receiving Severance Pay) for any reason other than death, Disability or Retirement, that portion of his Account balance which is not vested at the date of such termination shall be forfeited upon the earlier to occur of (i) the distribution of the Member's or Former Member's vested interest, if any, in the portion of his Account that is attributable to Matching Contributions or NAMCO Profit-Sharing Contributions (or to employer contributions under a Prior Plan or the NAMCO Plan) or (ii) his incurring a consecutive Period of Severance equal to the greater of (A) five years or (B) the number of years or months of his Period of Service (whether or not consecutive) determined as of his Severance from Service Date. All of such forfeited amounts, less amounts, if any, required to be credited because of reemployment pursuant to section 7.4, shall be treated as Forfeitures and shall be (i) used to reduce future Matching Contributions, NAMCO Profit-Sharing Contributions and Special Contributions, or (ii) applied to the payment of administrative expenses under the Plan as provided in section 7.6.

     (b) Notwithstanding anything in subsection (a) to the contrary, no portion of any Account balance shall be forfeited between June 1, 1995 and June 30, 1995. Any portion of any Account that would have been forfeited between such dates shall be forfeited on the 1995 Restatement Effective Date.

     (c) Any Member or Former Member whose Account balance is 0% vested upon his termination of employment with the Company (as described in this Section 7.3(a)) shall be deemed to have received a distribution of zero upon such termination.

Section 7.4       Amounts Credited Upon Reemployment.

If an Employee forfeited any portion of his Account balance that is attributable to Matching Contributions or NAMCO Profit-Sharing Contributions (or to employer contribution under a Prior Plan or the NAMCO Plan) after his termination of employment with the Company (which, for purposes of the Plan, shall not be deemed to have occurred while the Employee is receiving Severance Pay), and is subsequently reemployed prior to the occurrence of a Period of Severance of 5 years, then the amount of his Account balance that was forfeited upon his termination of employment with the Company shall be recredited (without adjustment for earnings, gains or losses during the intervening period) only if he repays to the Plan the full amount of his prior distribution that was attributable to Matching Contributions or NAMCO Profit-Sharing Contributions (or to employer contributions under a Prior Plan or the NAMCO Plan) before the earlier of the date on which the Employee incurs a Period of Severance of five or more years or five years after the date on which he was reemployed. Such reinstated benefit shall be provided first by applying amounts which were forfeited pursuant to section 7.3 by other Members, and if such amounts are insufficient, the Company shall make an additional contribution to the Member's Account in the amount of such deficiency. Any Employee who was deemed to have received a distribution of zero upon his termination of employment with the Company, as provided in section 7.3(a), shall be deemed to have repaid such distribution upon the date of his reemployment by the Company.

Section 7.5       Vesting of an Excluded Employee.

In the event of a termination of membership of a Member due to such Member becoming an Employee excluded under section 2.1(b) or 2.2(c), his Account shall be retained in the Plan, shall continue to vest based on his Period of Service, and shall be paid to him pursuant to Article 10 or 11 upon his termination of employment; provided, however, that if requested by the Employee, and in accordance with applicable law, including the restrictions imposed under section 401(k)(2)(B) of the Code, his vested Account balance may be paid to him when his Account becomes 100% vested or as otherwise provided in section 10.2. In the event that a person ceases to be an Employee for any reason, including death, prior to receiving payment of his entire Account balance pursuant to this section 7.5, the portion of his Account balance which is vested shall be paid as provided in Article 10 or 11 and the unvested portion shall be treated as provided in section 7.3.

Section 7.6       Allocation of Forfeitures.

Any Forfeitures occurring during any Plan Year shall be allocated to a forfeiture suspense account and used to reduce the future Matching Contributions, NAMCO Profit-Sharing Contributions or Special Contributions required under the Plan or applied to the payment of administrative expenses under the Plan.

Section 7.7       Change in Vesting Schedule.

     (a) Except as may be specifically permitted under law, no amendment of the vesting schedule shall reduce or restrict, directly or indirectly, the Account balance of any Member or Former Member.

     (b) If the vesting schedule of this Plan is amended at any time, or the Plan is amended in any way that directly or indirectly reduces the computation of a Member's nonforfeitable percentage (or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule (as set forth in section 14.8(c) hereof), the Plan Administrator shall give each Participant who has completed a Period of Service of at least three (3) years as of the date such amendment is adopted, or as of the amendment's effective date, and who may at any time have a reduced vested percentage as a result of the amendment, a reasonable opportunity to elect to have his vested percentage determined without regard to said amendment. Said election shall be in writing and shall be irrevocable.

     (c) The election described in subparagraph (b) above may be made at any time from the date the amendment is adopted until sixty (60) days after the later of (i) the date the amendment is adopted; (ii) the date the amendment becomes effective; or (iii) the date the Member receives written notice of the amendment from the Company or from the Plan Administrator.

                                   ARTICLE 8

                           Investment of Trust Assets

Section 8.1       The Trust Fund.

The Trust Fund shall be held and invested under one or more Trust Agreements with one or more Trustees. The provisions of the Trust Agreements shall contain such powers in the Trustees as to investment, control and disbursement of all or such portion of the Trust Fund as may be specified in the respective Trust Agreement, and such other provisions not inconsistent with the Plan, including provision for the appointment of one or more "investment managers" within the meaning of section 3(38) of ERISA to manage and control (including acquiring and disposing of) all or any of the assets of the Trust Fund, as the Board may from time to time authorize. Except as required by ERISA, no bond or other security shall be required of any Trustee at any time in office.

Section 8.2       Management and Control of Assets.

All assets of the Plan shall be held by the Trustee in trust for the exclusive benefit of Members, Former Members and their Beneficiaries. No part of the corpus or income of the Trust Fund shall be used for, or diverted to, purposes other than for the exclusive benefit of Members, Former Members and their Beneficiaries, and for defraying reasonable administrative expenses of the Plan and Trust Fund. No person shall have any interest in or right to any part of the earnings of the Trust Fund, or any rights in, to or under the Trust Fund or any part of its assets, except to the extent expressly provided in the Plan.

Section 8.3       Bank Stock.

Trust assets may be used to purchase shares of Bank Stock from the Bank, from shareholders in a privately negotiated transaction, or on the open market. Investments of Trust assets made by the Trustee shall be subject to the direction of the Committee, and all purchases of Bank Stock by the Trustee shall be made at prices which do not exceed the fair market value of such Shares.

Section 8.4       Valuation of Bank Stock.

     (a) If the Bank Stock is readily tradable on an established securities market, the fair market value of the Shares on any day shall be the closing sale price of the Shares on the New York Stock Exchange or another national securities exchange or in the NASDAQ National Market System, whichever is applicable, on (i) for purposes of determining the price to be paid for Shares purchased by the Plan other than on the open market, the day next preceding the day on which a sale occurred or (ii) for all other purposes, the day as of which the value is being determined. Notwithstanding the foregoing, in the event that it shall be necessary for the Trustee to sell or purchase Bank Stock on the open market in order to permit the making of a distribution in cash or in Shares, respectively, the fair market value of the Shares so sold or purchased shall be the price per share at which such Shares were actually sold or purchased.

     (b) If the Bank Stock is not readily tradable on an established securities market, all valuations of such Bank Stock with respect to activities carried on by the Plan shall be made by an independent appraiser meeting requirements similar to those contained in Treasury Regulations under section 170(a)(1) of the Code.

Section 8.5       The Investment Funds.

     (a) Trust assets shall consist of investments in loans to Members made in accordance with section 10.8 and in such of the Investment Funds as may be established from time to time by the Bank, each of which shall be administered and invested by the Trustee in accordance with the provisions of the Plan and the Trust Agreement. The Trust Agreement shall specify the investments which the Trustee is authorized to make in the Investment Funds, to which reference should be made for a complete description thereof.

     (b) The Trustee is also authorized to invest any amounts held or received by it for investment in any of the funds described above, in short term obligations of the U. S. Government or its agencies or in short term corporate obligations, or to retain uninvested, or sell investments to provide amounts of cash required for the purposes of any such fund.

Section 8.6       Investment Directions by Members.

     (a) Upon first becoming a Member, each Member shall direct, subject to section 8.9, in the form and manner prescribed by the Plan Administrator, that his Matching Contributions, Special Contributions, NAMCO Profit-Sharing Contributions, and Employee Contributions be invested in such proportions as he may designate, in multiples of 1%, in any one or more of the Investment Funds. The designation with respect to Matching Contributions, Special Contributions, NAMCO Profit-Sharing Contributions and Employee Contributions must be the same. To the extent that a Member shall fail to make an investment direction, he shall be deemed to have directed that his Matching Contributions, Special Contributions, NAMCO Profit-Sharing Contributions and Employee Contributions shall be invested in the Money Market Fund. Notwithstanding the foregoing provision for investment direction by Members, Members' accounts held under this Plan and under each Prior Plan that were invested in investment funds maintained under the terms of the Plan or a Prior Plan, as applicable, were transferred to similar Investment Funds (as determined by the Committee) maintained under this Plan as of the 1995 Restatement Effective Date, and Members' accounts held under the NAMCO Plan that were invested in investment funds maintained under the terms or the NAMCO Plan were transferred to similar Investment Funds (as determined by the Committee) maintained under this Plan as of the January 1, 2001 merger of the NAMCO Plan into this Plan.

     (b) An Employee, whether or not he or she is a Member, who makes a Rollover Contribution or Rollover Transfer Contribution, shall designate his investment direction for such contribution in accordance with section 8.6(a), except that such designation may be either in multiples of 1% or in whole dollar amounts.

     (c) If at any time an Insider is prohibited by the Section 16 Rules from directing that his Matching Contributions, Special Contributions, NAMCO Profit-Sharing Contributions, Employee Contributions, Rollover Contributions or Rollover Transfer Contributions, be invested in Bank Stock, any such direction shall be disregarded and such Insider, with respect to the portion of his

Matching Contributions, Special Contributions, Profit-Sharing Contributions, NAMCO Employee Contributions, Rollover Contributions or Rollover Transfer Contributions, that he has directed to be invested in Bank Stock, shall be deemed to have failed to make an investment direction.

Section 8.7       Change of Investment Directions.

     (a) By providing notice in the form and manner prescribed by the Plan Administrator, a Member may, subject to section 8.9, change his investment direction at any time and such new investment direction shall apply to all of his Employee Contributions, Matching Contributions, Special Contributions and NAMCO Profit-Sharing Contributions invested on or after such day. Such new investment direction shall direct that investments be made in any one or more of the Investment Funds and shall only be made in multiples of 1% as provided in section 8.6(a).

     (b) If at any time an Insider is prohibited by the Section 16 Rules from directing that his Matching Contributions, Special NAMCO Contributions, Profit-Sharing Contributions, Employee Contributions, Rollover Contributions or Rollover Transfer Contributions, be invested in Bank Stock, any such direction shall be disregarded and such Insider, with respect to the portion of his Matching Contributions, Special Contributions, NAMCO Profit-Sharing Contributions, Employee Contributions, Rollover Contributions or Rollover Transfer Contributions, that he has directed to be invested in Bank Stock, shall be deemed to have failed to make an investment direction.

Section 8.8       Transfers Among Investment Funds.

     (a) By filing a notice in the form and manner prescribed by the Plan Administrator, a Member or Former Member may, subject to section 8.9, direct at any time that multiples of 1% of his Account balance in any one or more of the Investment Funds be transferred to any one or more of the other Investment Funds. If such option is permitted by the Committee and made available to all Members, transfers may also be made in dollar amounts, provided that any such transfer must equal at least 1% of the Member's Account balance in the transferor Investment Fund.

     (b) An Employee who makes a Rollover Contribution or Rollover Transfer Contribution may direct transfers among Investment Funds, in accordance with section 8.8(a), provided that if such an Employee has other amounts in his or her Account, all transfers so directed shall not distinguish between amounts derived from Rollover Contributions or Rollover Transfer Contributions, and other amounts in an Investment Fund.

     (c) If at any time an Insider is prohibited by the Section 16 Rules from directing that his Account balance (or any portion thereof) be transferred to an investment in Bank Stock, or from directing that any of the Bank Stock in which his Account is invested be sold or liquidated, for whatever reason, any such direction shall be disregarded and not given effect.

Section 8.9       Temporary Suspensions.

The Trustee, solely with the consent of the Committee, may from time to time suspend temporarily the availability of new investment directions, changes in investment directions, transfers among Investment Funds, loans and distributions, in the event that such suspension is deemed necessary for the Trustee's administrative requirements. Any funds received by the Trustee during such period of suspension shall be held and invested in accordance with section 8.5(b) or otherwise as directed by the Committee. Notwithstanding the foregoing, the Committee shall retain the authority during any period of suspension to appoint one or more "investment managers" within the meaning of section 3(38) of ERISA to manage and control (including acquiring and disposing of) all or any of the assets of the Trust Fund, whether received by the Trustee prior to or during the period of suspension.

Section 8.10      Annual Statements.

There will be furnished, by mail or otherwise, at least once in each Plan Year to each person who has an Account balance under the Plan, a statement of his interest in the Plan as of such date as shall be selected by the Plan Administrator, which statement will be deemed to have been accepted as correct and be binding on such person unless the Plan Administrator receives written notice to the contrary within thirty days after the statement is mailed or furnished to such person.

Section 8.11      Investment upon Tender or Exchange Offer.

If (i) a Member has elected to tender or exchange all or a portion of the Bank Stock allocated to his Account in accordance with section 9.2 of the Plan, (ii) such Bank Stock is actually tendered, and (iii) cash proceeds are received, such cash proceeds shall be invested in accordance with the Member's existing instructions for the investment of new contributions, if any; provided, however, that to the extent that such instructions require reinvestment in Bank Stock, the cash proceeds of the tender or exchange offer shall instead be invested in the Money Market Fund. If the Member has not given instructions for the investment of new contributions, the cash proceeds of the tender or exchange offer also shall be invested in the Money Market Fund.

Section 8.12      LTW Distribution.

In connection with Dime Bancorp, Inc.'s distribution of LTWs (the "LTW Distribution") and the applicable securities law documents governing the LTW Distribution (the "LTW Governing Documents"), one LTW will be distributed with respect to each share of Bank Stock held by the shareholders of Dime Bancorp, Inc., including the Plan, on the record date for the LTW Distribution (the "Record Date"). The LTWs relating to the amounts held in the Investment Fund invested in Bank Stock (the "Bank Stock Fund") for each Eligible Member (as defined below) as of the Record Date will be allocated to a subaccount under the Bank Stock Fund (the "LTW Subaccount") with respect to each such Eligible Member. Pursuant to the LTW Distribution, and in accordance with such rules and procedures established by the Committee, each Eligible Member shall have the right to direct the Trustee as to whether to sell or when, after such time as the LTWs may become exercisable for Bank Stock in accordance with their terms and the LTW Governing Documents, to exercise the LTWs (but not to purchase additional LTWs) held in his LTW Subaccount (whereby if no affirmative direction is given by the Eligible Member, except as provided below, the LTWs will remain in such subaccount). If an Eligible Member does not direct the Trustee with respect to the LTWs allocated to his LTW Subaccount before the last day of the period established by the Committee for exercising LTWs, the Trustee shall sell (to the extent a trading market for the LTWs then exists) the LTWs then credited to the Eligible Member's LTW Subaccount (in accordance with procedures established by the Committee) and reinvest the proceeds of such sale in the default Investment Fund under the Plan.

For the purposes of this section 8.12, the term "Eligible Member" shall mean each Member or any Beneficiary who (or with respect to whom), as of the Record Date, has an interest in the Bank Stock Fund.

If at any time an Insider is prohibited by the Section 16 Rules from directing that his LTWs be sold or exercised, any such direction shall be disregarded and such Insider, with respect to the portion of his LTW Subaccount that he has so directed to be sold or exercised, shall be deemed to have failed to make an investment direction.

                                   ARTICLE 9

                       Voting and Tendering of Bank Stock

Section 9.1       Voting of Shares.

Each Member shall be entitled to direct the Trustee as to the manner in which Bank Stock which is allocated to his Account is to be voted. The Bank shall adopt reasonable measures to notify the Members of the date and purposes of each meeting of stockholders of the Bank at which holders of shares of Bank Stock shall be entitled to vote, and to request instructions from each Member to the Trustee as to the voting at such meeting of the shares of Bank Stock in which his Account is invested (whether or not vested). The Trustee, itself or by proxy, shall vote the shares of Bank Stock in which Members' Accounts are invested in accordance with the instructions of the Members. If instructions are not received from any Member with respect to the voting of any shares of Bank Stock allocated to his Account ("nonvoted shares") and to the extent of any Bank Stock has not yet been allocated to any Member's Account ("unallocated shares"), the Committee, to the extent not inconsistent with applicable law or as required pursuant to the next sentence, shall direct the Trustee to vote such Bank Stock in the manner that most closely reflects the voting instructions received by the Trustee from Members with respect to Bank Stock for which instructions have been received. Notwithstanding any provision hereunder to the contrary, however, nonvoted and unallocated shares of Bank Stock shall not be voted in the manner described in the preceding sentence, but shall otherwise be voted in a manner determined by the Committee (or, if such authority is delegated by the Committee, to the extent permitted by applicable law, by an independent fiduciary who by acceptance of such delegation shall become a named fiduciary hereunder for purposes of ERISA) to be for the exclusive benefit of Members and Beneficiaries and otherwise consistent with ERISA, in the event that the Committee (or such independent fiduciary) determines that the application of the provisions set forth in the preceding sentence would otherwise be in violation of the requirements of ERISA.

Section 9.2       Response to Tender Offer.

Each Member shall have the right, to the extent of the number of shares of Bank Stock which are allocated to his Account, to direct the Trustee in writing as to the manner in which to respond to a tender or exchange offer with respect to such Bank Stock. The Bank shall utilize its best efforts to timely distribute or cause to be distributed to each Member such information as will be distributed to shareholders of the Bank in connection with any such tender or exchange offer. With respect to any Bank Stock that has not been allocated to any Member's Account, if any, the Committee, to the extent not inconsistent with applicable law or as required pursuant to the last sentence of this section 9.2, shall direct the tender or exchange of such Bank Stock in the same proportion as the number of shares of Bank Stock that are allocated to Members' Accounts are tendered or exchanged in accordance with the provisions of this section. If instructions are not received from any Member with respect to the tender or exchange of any shares of Bank Stock allocated to his Account, then, to the extent not inconsistent with applicable law or as required pursuant to the next sentence of this section 9.2, the Trustee shall treat such failure to provide affirmative instructions as a direction not to tender or exchange such shares of Bank Stock, and accordingly shall not tender or exchange such shares. Notwithstanding any provision hereunder to the contrary, however, shares of Bank Stock shall not be tendered or exchanged in the manner described in the preceding four sentences, but shall otherwise be tendered or exchanged in a manner determined by the Committee (or, if such authority is delegated by the Committee, to the extent permitted by applicable law, by an independent fiduciary who by acceptance of such delegation shall become a named fiduciary hereunder for purposes of ERISA) to be for the exclusive benefit of Members and Beneficiaries and otherwise consistent with ERISA, in the event that the Committee (or such independent fiduciary) determines that the application of the provisions set forth in the preceding four sentences would otherwise be in violation of the requirements of ERISA.

Section 9.3       Form of Merger Consideration Election.

In connection with the merger (the "Merger") of Dime Bancorp, Inc. ("Dime Bancorp") with and into Washington Mutual, Inc. ("WM"), pursuant to the Agreement and Plan of Merger by and between Dime Bancorp and WM dated as of June 25, 2001, Bank Stock will be converted into cash and/or shares of common stock of WM. The Committee shall direct the Trustee with respect to the Bank Stock held by the Plan as to the form of consideration to be elected in connection with the conversion of Bank Stock upon the consummation of the Merger. To the extent that stock proceeds are received, such proceeds shall remain invested in WM common stock, and, to the extent that cash proceeds are received, such cash proceeds shall be invested in WM common stock as soon as practicable after their receipt. After the allocation of such WM stock to Members' Accounts, Members shall have the right to direct the transfers to other Investment Funds in accordance with Section 8.8 (subject, to the extent applicable, to Section 8.9).

                                   ARTICLE 10

                               Payment of Benefits

Section 10.1      In General.

     (a) Except as provided in Article 11, a Member's or Former Member's vested interest in his Account shall be paid only at the times, to the extent, in the manner and to the persons provided in this Article 10. Notwithstanding the provisions of section 10.2, however, no withdrawals of amounts that would be attributable to Anchor Base Contributions are permitted prior to a Member's termination of employment (which, for purposes of the Plan, shall not be deemed to have occurred while an Employee is receiving Severance Pay). Notwithstanding any Plan provision to the contrary, all Plan benefits shall be subject to the applicable distribution requirements of section 401(a)(9) of the Code and the proposed regulations thereunder (as such provisions may now exist or in the future be amended), including the requirements regarding the calculation of minimum distribution amounts.

     (b) With respect to distributions under the Plan made on or after November 21, 2001 for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Code Section 401(a)(9) that were proposed on January 17, 2001 (the "2001 Proposed Regulations"), notwithstanding any provision of the Plan to the contrary. If the total amount of required minimum distributions made to a Participant for 2001 prior to November 1, 2001 are equal to or greater than the amount of required minimum distributions determined under the 2001 Proposed Regulations, then no additional distributions are required for such Participant for 2001 on or after such date. If the total amount of required minimum distributions made to a Participant for 2001 prior to November 21, 2001 are less than the amount determined unde the 2001 Proposed Regulations, then the amount of required minimum distributions for 2001 on or after such date will be determined so that the total amount of required minimum distributions for 2001 is the amount determined under the 2001 Proposed Regulations. This amendment shall continue in effect until the last calendar year beginning before the effective date of the final regulations under Code Section 401(a)(9) or such other date as may be published by the Internal Revenue Service.

Section 10.2      Withdrawals during Employment.

     (a) Effective on and after the January 1, 2001, a Member who has attained age 59 1/2 may withdraw all or any portion of his Accounts, provided his vested percentage in the portion of his Account from which the withdrawal is taken is 100%, subject to the following rules:

          (i) the Member's request shall be in writing on such forms and in accordance with such procedures as the Committee specifies;

          (ii) the minimum amount of withdrawal permitted shall be the lesser of $1,000 or the balance of his Account;

          (iii) a withdrawal pursuant to this section 10.2(a) shall not effect the Member's continued participation in the Plan; and

          (iv) withdrawals will be taken on a pro-rata basis from each portion of a Member's Account.

     (b) Notwithstanding the withdrawals permitted under section 10.2(a), but subject to the following provisions of this section 10.2, except as otherwise provided in section 10.1, upon written notice (which notice shall be irrevocable) received by the Plan Administrator, on a form provided by the Plan Administrator, each Member shall be entitled to withdraw in cash pursuant to this section 10.2(b) not more than once during each period of 6 months:

          (i) an amount equal to the amount of After-Tax Employee Contributions credited to his Account (or the amount of after-tax employee contributions credited to his account under a Prior Plan) as of December 31, 1986, or the value thereof, if less, or any lesser amount; and

          (ii) if he has withdrawn (or requested withdrawal of) the full amount permissible under section 10.2(b)(i) above, all or any portion of the remaining amount to his credit in his Account that is attributable to After-Tax Employee Contributions (or to after-tax employee contributions credited to his account under a Prior Plan), and the earnings thereon, in which event no further After-Tax Employee Contributions shall be made by him for a period of six months following the date of the withdrawal; and

          (iii) the balance to his credit in his Account in the amount attributable to Matching Contributions (or to employer contributions to his account under a Prior Plan, other than Anchor Base Contributions), or any portion thereof, but only if:

               (A) such Member has previously withdrawn (or requested withdrawal of) the full amount permissible under sections 10.2(b)(i) and (ii); and

               (B) such Member has been eligible to be a Member for at least 60 months (including periods of participation in a Prior Plan or the NAMCO Plan) and is fully vested in the balance to his credit in his Account attributable to Matching Contributions (or to matching contributions to his account under a Prior Plan or the NAMCO Plan) in accordance with section 7.1.

               A Member who makes a withdrawal pursuant to this section 10.2(b)(iii) shall not be permitted to make Employee Contributions for a period of 3 months after the day of such withdrawal, except that no such suspension shall be imposed if the withdrawal is not more than the Member's account balance in a Prior Plan attributable to employer contributions thereto (other than Anchor Base Contributions) as of the day preceding the 1995 Restatement Effective Date and such Prior Plan would not have imposed a suspension in the event of such a withdrawal, and no such suspension shall be imposed if the withdrawal is not more than the Member's account balance in the NAMCO Plan attributable to matching contributions thereto as of December 31, 2000 and the NAMCO Plan would not have imposed a suspension in the event of such a withdrawal.

          (iv) the balance to his credit in his Account that is attributable to Pre-Tax Employee Contributions and Special Contributions (whether made under this Plan or under a Prior Plan or the NAMCO Plan), or any portion thereof, but only if:

               (A) for withdrawals made prior to January 1, 2001,

                    (1) such Member has previously withdrawn (or requested withdrawal of) the full amount permissible under sections 10.2(b)(i), (ii) and
(iii) above; and

                    (2) such Member will have attained age 59 1/2on or before the date of such withdrawal; or

               (B) one of the following events occurs:

                    (1) the Plan is terminated without the establishment of a successor plan (within the meaning of section 401(k)(10)(A)(i) of the Code and related Department of Treasury regulations);

                    (2) there is, within the meaning of section
401(k)(10)(A)(ii) of the Code and related Department of Treasury regulations, a sale or other disposition by the Company to an unrelated corporation of substantially all of the assets (within the meaning of section 409(d)(2) of the Code) used by the Company in a trade or business of the Company, and the Member terminates employment with the Company but continues employment with the corporation acquiring the assets; or

                    (3) there is, within the meaning of section
401(k)(10)(A)(iii) of the Code and related Department of Treasury regulations, a sale or other disposition by the Company of all of the Company's interest in a subsidiary (within the meaning of section 409(d)(3) of the Code) to an unrelated entity or individual, and the Member continues employment with the subsidiary.

          (v) To the extent permitted by law, all withdrawals under this section 10.2(b) shall be in the minimum amount of the lesser of (i) $500 or (ii) the full amount available for withdrawal under the particular provision.

     (c) Notwithstanding the withdrawals permitted under section 10.2(a) and
(b), but subject to the following subsections of this section 10.2, a Member may, in case of Hardship, apply to the Plan Administrator, on a form provided by the Plan Administrator, for a distribution of all or a portion of his vested interest in his Account (other than Anchor Base Contributions), except to the extent attributable to amounts credited after December 31, 1988 as Special Contributions or as income attributable to (i) Pre-Tax Employee Contributions,
(ii) amounts, if any, treated as Pre-Tax Employee Contributions for purposes of section 6.2(a), and (iii) pre-tax employee contributions made under a Prior Plan or the NAMCO Plan and credited to the Member's account therein). For purposes of this section 10.2(b), the requirements for determining the existence of a "Hardship" shall be as defined in section 10.2(f). All Hardship withdrawals shall be charged to each portion of the Member's Account on a pro-rata basis. To the extent permitted by law, all Hardship withdrawals under this Section 10.2(c) shall be in the minimum amount of the lesser of (i) $500 or (ii) the balance of the Account.

     (d) The amount of any Hardship withdrawal under section 10.2(c) shall not exceed the amount required to meet the Hardship. A withdrawal by reason of a Hardship may be requested by a Member only after he has:

          (i) withdrawn from his Account all amounts permitted under section 10.2(a) and (b);

          (ii) obtained all distributions, other than hardship distributions, currently available under any plan maintained by the Company; and

          (iii) made all loans permitted under section 10.8 or under any other plan maintained by the Company.

     (e) In the event of a Hardship withdrawal pursuant to section 10.2(c), the Member's withdrawal request shall include a representation by the Member satisfactory to the Plan Administrator that the Hardship cannot be relieved:

          (i) through reimbursement or compensation by insurance or otherwise;

          (ii) by reasonable liquidation of the Member's assets (including assets of the Member's spouse, children or dependents reasonably available to the Member), to the extent such liquidation would not itself cause a Hardship;

          (iii) by cessation of Employee Contributions under the Plan; and

          (iv) by all other distributions and loans permissible under the Plan or any other plan maintained by the Company, or by borrowing from commercial sources on reasonable commercial terms.

     (f) For purposes of section 10.2(c), a Hardship distribution shall be deemed to be on account of an immediate and heavy financial need of a Member if the distribution is for any of the following:

          (i) expenses for medical care described in section 213(d) of the Code previously incurred by the Member, the Member's spouse, or any dependents of the employee (as defined in section 152 of the Code) or necessary for these persons to obtain medical care described in section 213(d) of the Code;

          (ii) costs directly related to the purchase of a principal residence for the Member (excluding mortgage payments);

          (iii) payment of tuition and related educational fees for the next 12 months of post-secondary education for the Member, or the Member's spouse, children or dependents (as defined in section 152 of the Code);

          (iv) payments necessary to prevent the eviction of the Member from the principal residence or foreclosure on the mortgage on that residence; or.

          (v) other immediate and heavy financial need as determined by the Plan Administrator pursuant to uniformly applicable guidelines and treasury regulations.

     (g) A Member who makes a Hardship withdrawal pursuant to section 10.2(c) shall be suspended from making any further Pre-Tax Employee Contributions and After-Tax Employee Contributions for a period of twelve months, effective as of the day the withdrawal was processed. Notwithstanding any other provision of the Plan to the contrary, the Pre-Tax Employee Contributions for a Member made in the Plan Year immediately following the Plan Year during which a Hardship withdrawal was made shall not exceed the applicable limit under section 402(g) of the Code for such Plan Year less the amount of Pre-Tax Employee Contributions made by the Member for the Plan Year during which the Hardship withdrawal was made.

     (h) Subject to section 10.9, withdrawals from any Account made pursuant to this section 10.2 shall be taken from each Investment Fund in which such Account is invested in proportion to the relative values of the portions of the Account balance then invested in each of the respective Investment Funds, unless withdrawal in some other proportion is requested by the Member. Any such withdrawal shall be made on the first day following approval by the Plan Administrator of the withdrawal election by the Member or as soon as practicable thereafter. Notwithstanding anything in this section 10.2 to the contrary, no withdrawal may include an amount that is deemed invested in any outstanding loan made pursuant to section 10.8.

     (i) Administrative fees and expenses incurred by the Plan in connection withdrawals under this Section 10.2 shall, to the extent directed by the Committee in a uniform and nondiscriminatory manner, be charged to the Account of the Member requesting the withdrawal.

     (j) Notwithstanding anything to the contrary in section 10.2(h), if an Insider shall request a withdrawal under this section 10.2, such withdrawal may only be taken from the portion of his Account then invested in Bank Stock to the extent that such withdrawal is not prohibited by the then applicable Section 16 Rules, as such prohibition is described in section 1.87. If withdrawals of Bank Stock by such Insider shall not then be permitted, his requested withdrawal shall be taken proportionately from the other Investment Funds in which his Account is invested.

Section 10.3 Withdrawals of Rollover (or Rollover Transfer) Contributions during Employment.

     (a) Notwithstanding anything to the contrary contained herein, subject to section 10.3(c), on a form provided by, and subject to such terms and conditions as may be prescribed from time to time by, the Plan Administrator, an Employee or Member who has made a Rollover Contribution or a Rollover Transfer Contribution may request a withdrawal of any amount up to the value of his Account attributable to Rollover Contributions or to Rollover Transfer Contributions.

     (b) Withdrawals from any Account made pursuant to this section 10.3 shall be taken from each Investment Fund in which such Account is invested in proportion to the relative values of the portions of the Account balance then invested in each of the respective Investment Funds, unless withdrawal in some other proportion is requested by the Member.

     (c) To the extent permitted by law, all withdrawals under this section 10.3 shall be in the minimum amount of the lesser of (i) $500 or (ii) the full amount available for withdrawal. Administrative fees and expenses incurred by the Plan in connection with such withdrawal shall, to the extent directed by the Committee in a uniform and nondiscriminatory manner, be charged to the Account of the Member requesting the withdrawal.

     (d) Notwithstanding anything to the contrary in section 10.3(b), if an Insider shall request a withdrawal under this section 10.3, such withdrawal may only be taken from the portion of his Account then invested in Bank Stock to the extent that such withdrawal is not prohibited by the then applicable Section 16 Rules, as such prohibition is described in section 1.87. If withdrawals of Bank Stock by such Insider shall not then be permitted, his requested withdrawal shall be taken proportionately from the other Investment Funds in which his Account is invested.

Section 10.4      Beneficiaries.

     (a) Subject to section 10.4(b), any person entitled to a benefit payable under this Article 10 or Article 11 of the Plan may designate a Beneficiary to receive any amount to which he is entitled that remains undistributed on the date of his death. Such person shall designate his Beneficiary (and may change or revoke any such designation) in writing in the form and manner prescribed by the Plan Administrator, and such designation shall be effective only if received by the Plan Administrator prior to such person's death. A Beneficiary designation made under this Plan or under a Prior Plan prior to the 1995 or 2001 Restatement Effective Date shall be deemed to continue in effect after the 1995 or 2001 Restatement Effective Date unless and until changed or revoked pursuant to the terms of this Plan. A Beneficiary designation made under the NAMCO Plan prior to the January 1, 2001 merger of the NAMCO Plan into this Plan shall be deemed to continue in effect after the plan merger unless and until changed or revoked pursuant to the terms of this Plan.

     (b) A Member or Former Member who is married shall automatically be deemed to have designated his spouse as his Beneficiary, unless, prior to the time such designation would, under section 10.4(a), become irrevocable:

          (i) the Member or Former Member designates a different Beneficiary in accordance with this section 10.4; and

          (ii) (A) the spouse of such Member or Former Member consents to such election in a writing that acknowledges the effect of such consent and is witnessed by a Plan representative or a notary public; or

               (B) the spouse of such Member or Former Member has previously consented to such designation by signing a written waiver of any right to consent to any designation made by the Member or Former Member and such waiver acknowledged the effect of the waiver and was witnessed by a Plan representative or a notary public; or

               (C) it is established to the satisfaction of a Plan representative that the consent required under section 10.4(b)(ii)(A) may not be obtained because such spouse cannot be located or because of other circumstances permitted under regulations issued by the Secretary of the Treasury.

If a person entitled to a benefit under the Plan and any of the Beneficiaries or contingent Beneficiaries designated by him shall die in such circumstances that there shall be substantial doubt as to which of them shall have been the first to die, for all purposes of the Plan, the persons who made the Beneficiary designation shall be deemed to have survived such Beneficiary or contingent Beneficiary.

     (c) In the event that a Beneficiary entitled to payments hereunder shall die after the death of the person who designated him but prior to receiving payment of his entire interest in the Account of such person, then such Beneficiary's interest in the Account of such person, or any unpaid balance thereof, shall be paid, as provided in section 10.6, to such contingent Beneficiary, if any, designated by such person, as shall be living at the time such payment is to be made. If there is no such contingent Beneficiary then living, payment shall be made to the Beneficiary who has been designated by the deceased Beneficiary, or if there is none, to the executor or administrator of the estate of such deceased Beneficiary, or if no such executor or administrator is appointed within such time as the Plan Administrator, in his discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased Beneficiary as the Plan Administrator may select.

     (d) If no Beneficiary or contingent Beneficiary survives the person entitled to the benefit under the Plan or has been designated, such benefit shall be paid to the executor or administrator of the estate of such person, or if no such

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


executor or administrator is appointed within such time as the Plan Administrator, in his discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such person as the Plan Administrator may select.

Section 10.5      Commencement of Payments Following Termination of Employment.

     (a) Distribution from Accounts. If the employment of any Employee shall terminate for any reason, the vested portion of his Account shall be paid to him, in the form provided pursuant to section 10.6 or Article 11, as applicable, commencing on the later of the last day of the Plan Year in which he attains age 65, or the last day of the Plan Year in which the Employee's employment terminates; provided, however, that, for purposes of the Plan, an Employee will not be treated as having terminated employment while the Employee is receiving Severance Pay; and provided further that if the vested portion of the Employee's Account is not more than $5,000 (or such other amount as may be prescribed by regulations issued pursuant to ERISA), such vested portion shall be paid in a single lump sum at or after termination of employment. Such a lump sum payment of $5,000 or less shall be made in cash, except as provided in section 10.9.

     (b) Optional Benefit Commencement Dates. An employee may, upon request on a form provided by the Plan Administrator and filed with the Plan Administrator (or his or its designee), elect that the vested portion of his Account be paid, in the form provided pursuant to section 10.6 or Article 11, as applicable, commencing as of any date following the Employee's termination of employment (but, for these purposes, treating an Employee who is receiving Severance Pay as having not terminated employment) but, except as provided in subsection (c) below, not later than the latest day that will permit the distribution to commence on or before April 1st of the calendar year following the later of (i) the calendar year in which the Employee attains age 70 1/2, and (ii) the calendar year in which the Employee retirees.

     (c) If an Employee attains age 70 1/2 on or after January 1, 1988 and prior to January 1, 1997, any benefit payable to such Employee shall commence not later than April 1st of the calendar year following the calendar year in which Employee attains age 70 1/2. In addition, if an Employee who is a 5% owner attains age 70 1/2 on or after January 1, 1988, any benefit payable to such Employee shall commence no later than the April 1st of the calendar year following the calendar year in which the Employee attains age 70 1/2. For purposes of this section 10.5(c), a 5% owner shall mean a 5% owner of the Company as defined in section 416(i) of the Code at any time during the Plan Year in which such owner attains age 70 1/2 or any subsequent Plan Year. Distributions must continue to such Employee even if such Employee ceases to own more than 5% of the Company in a subsequent year.

     (d) Administrative fees and expenses incurred by the Plan in connection with any payment or payments hereunder shall, to the extent directed by the Committee in a uniform and nondiscriminatory manner, be charged to the Account of the Member.

Section 10.6      Form of Benefit Payment.

Except as provided in Article 11, an Employee's benefit from his Account payable after termination of employment shall be payable in the normal form of a lump sum as of the date specified in accordance with section

10.5. Except as provided in Article 11, an Employee may, upon request on a form provided by the Plan Administrator and filed with the Plan Administrator (or his or its designee), elect that the vested portion of his Account payable after termination of employment be paid in any of the following forms:

     (a) if requested by the Employee on a form provided by the Plan Administrator and filed with the Plan Administrator (or his or its designee) prior to the date on which his employment terminates (which, for these purposes, shall not be deemed to have occurred while the Employee is receiving Severance
Pay), in a lump sum distribution as of the date coincident with or next following the date on which his employment terminates (or as soon as practicable thereafter), and the amount thereof shall be based on the value of his Account as of such date; or

     (b) if requested by the Employee on a form provided by the Plan Administrator and filed with the Plan Administrator (or his or its designee) not later than the date elected by the Employee for commencement of his benefits, in a lump sum distribution as of some other date following such termination, but not later than the latest date permitted under section 10.5, in which event the amount thereof shall be based on the value of his Account as of such other date; or

     (c) if requested by the Employee on a form provided by the Plan Administrator and filed with the Plan Administrator (or his or its designee) not later than the date elected by the Employee for commencement of his benefits, in installments (monthly, quarterly, semiannual or annual, as elected by the Employee), over a fixed period, as of the first day of each calendar month, commencing no later than the latest date permitted under section 10.5, and the amounts thereof shall be based on the values of his Account as of such dates. Such fixed period shall not exceed the life expectancy of the Employee or the joint life and last survivor expectancy of the Employee and his Beneficiary (if such Beneficiary is a natural person). Installment payments shall be withdrawn from each of the Investment Funds in proportion to the relative values of the portions of the Account balance then invested in the respective Investment Funds, unless withdrawal in some other proportion is requested by the Member, and any portion of such vested interest which shall not have been so paid or delivered shall continue to be held for his benefit, or for the benefit of the person or persons who may be or become entitled thereto; or

     (d) if requested by the person on a form provided by the Plan Administrator and filed with the Plan Administrator (or his or its designee) not later than 30 days prior to the date on which his benefits under the Plan are scheduled to commence to be paid, in a lump sum distribution payable to the trustee of another qualified pension or profit sharing plan designated by the Employee, as of the date selected in accordance with section 10.5(a) or (b); or

     (e) Administrative fees and expenses incurred by the Plan in connection with any payment or payments hereunder shall, to the extent directed by the Committee in a uniform and nondiscriminatory manner, be charged to the Account of the Member with respect to whom the payments are made.

A request filed by an Employee pursuant to this section 10.6 may not be revoked or amended by him after he terminates his employment; provided, however, that he may accelerate distributions upon demonstrating financial need for such acceleration to the Plan Administrator. Any such accelerated distribution that, as accelerated, shall be an Eligible Rollover Distribution, shall be distributed in accordance and in conformity with section 10.10.

Section 10.7      Payment Upon Death of Member.

     (a) If any person dies before his entire vested interest in this Account has been distributed to him in accordance with this Article 10 or Article 11, then, except as otherwise provided under Article 11, the remainder of his vested interest in his Account shall be paid to his Beneficiary chosen pursuant to section 10.4 either:

          (i) in a lump sum distribution as of any date following the date of his death, and the amount thereof shall be based on the value of his Account as of such date; or

          (ii) if, prior to the death of the Employee whose Account is to be distributed, an election pursuant to section 10.5(b)(ii) is in effect for him, in a lump sum distribution as of the date specified in such election, or, if earlier, the latest date which would permit payment to be made by the December 31 of the calendar year which includes the fifth anniversary of the date of the Employee's death; or

          (iii) if, prior to such Employee's death, an election pursuant to section 10.6(c) is in effect for him:

               (A) over the period and at the times set forth in such election, if distribution has begun prior to the Employee's death; or

               (B) commencing at the time set forth in such election and over a period set forth in such election (or, if less, the life expectancy of the Beneficiary), if the Employee's spouse is his Beneficiary and distribution has not begun prior to the Employee's death, provided the distribution commences on or before the later of (i) December 31 of the calendar year in which the Employee would have attained age 70 1/2, or (ii) December 31 of the calendar year immediately following the calendar year in which the Employee died; or

               (C) commencing on the date specified in such election (or if earlier, the last date that will permit payment to begin by December 31 of the calendar year immediately following the calendar year in which the Employee died) and over the period set forth in the election (or, if less, the life expectancy of the Beneficiary), if the Employee's Beneficiary is a natural person other than his spouse and distribution has not begun prior to the Employee's death.

          (iv) if permitted by the Plan Administrator upon written application of the Beneficiary made in such form and manner as the Plan Administrator may prescribe, in another time or manner permitted under the Plan, subject to the following limitations:

               (A) (I) If such Beneficiary is a natural person other than the spouse of the Employee whose Account is being distributed, a distribution that commences no later than December 31 of the calendar year immediately following the calendar year in which the Employee died shall be made over a fixed period that does not exceed the life expectancy of such Beneficiary when distribution commences; and

               (II) In all other cases where the spouse of the Employee whose Account is being distributed is not the Beneficiary, payment must be completed no later than the December 31 of the calendar year which includes the fifth anniversary of the date of the Employee's death; and

               (B) In cases where distribution has commenced prior to the death of the Employee whose Account is being distributed, distribution must be completed at least as rapidly as under the method in effect prior to such Employee's death.

     (b) Administrative fees and expenses incurred by the Plan in connection with any payment or payments hereunder shall, to the extent directed by the Committee in a uniform and nondiscriminatory manner, be charged to the Account of the Member or Beneficiary.

Section 10.8      Loans to Members.

     (a) For periods prior to January 1, 2002, a Member who is currently employed (or a former employee Member who is a "party in interest" as defined in section 3(14) of ERISA), may borrow from the Trust Fund, to the extent permitted under and subject to the terms and conditions of this section 10.8. The maximum indebtedness permitted for an individual Member for all loans under the Plan shall be the lesser of (i) 50% of the vested portion of the Member's Account balance, or (ii) $50,000 reduced by the excess (if any) of (A) the highest aggregate outstanding principal balance of all loans from the Plan during the 1-year period ending on the day before the date of the loan, over (B) the outstanding principal balance of all loans from the Plan to the Member on the date of the loan. The minimum loan permitted shall be $1,000. Any administrative fees or expenses incurred by the Plan in connection with any loan shall be charged to the Account of the Member requesting the loan.

     (b) All loans shall be for a fixed term of not more than 5 years, except that the fixed term may be for a period of up to 30 years if the loan is used to acquire any dwelling unit that within a reasonable time is to be used as a principal residence of the Member (a loan for such purpose and having a term in excess of 5 years is hereafter referred to as a "Residential Loan"). Interest on a loan will be charged at a fixed annual rate for the entire term of the loan, and the rate shall be established at the date the loan is approved by the Plan Administrator. The rate of interest shall be determined by the Plan

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


Administrator in the following manner: (i) the interest rate for a Residential Loan shall be the rate charged by the Company for a fixed-rate residential mortgage loan in the same amount and for the same term as the Residential Loan on the last business day of the month before the Member's loan is made; and (ii) the interest rate for all loans other than Residential Loans shall be the rate charged by the Company for a Home Equity Line of Credit in the same amount on the last business day of the month before the Member's loan is made. Only one loan shall be granted to a Member during any 6-month period, and no more than 3 loans shall be outstanding to any Member under this section 10.8 at any time, of which not more than one shall be a Residential Loan and no more than two shall be loans which are not Residential Loans. Any renewal or extension of a loan shall be deemed to be a new loan for purposes of this section 10.8.

     (c) A request for a loan shall be filed in the form and manner prescribed by the Plan Administrator. Loans made under this section 10.8 shall be effected through withdrawals from each Investment Fund in which the Member's Account is invested in proportion to the relative values of the portions of the Member's Account balance that are invested in each of the respective Investment Funds, unless withdrawal in some other proportion is requested by the Member. The Member shall execute a promissory note evidencing his indebtedness to the Plan, and the loan shall be effected and the proceeds disbursed to the Member as soon thereafter as practicable. The Member shall be required to repay his loan with payments of principal and interest sufficient to amortize the loan in substantially equal installments over its term. All payments by full-time employees while employed shall be by means of biweekly payroll deductions (or payroll deductions otherwise corresponding to the frequency of payroll payments), which deductions shall be authorized by the Member as a condition to receipt of the loan. Loans to part-time employees shall be payable not less frequently than monthly. Effective July 1, 2000, loans are payable in full upon termination of employment or within the 3-month grace period following termination. The Member's promissory note shall constitute an investment of the Member's Account. Any payments made by a Member with respect to a loan shall be invested for the Account of such Member in the Investment Funds as of the day such payment is received in accordance with the Member's investment directions as in effect at the time such payments are made.

     (d) A loan shall be deemed in default after three consecutive payments have been missed or, with respect to Members who are terminated on and after July 1, 2000, at the end of the 3-month grace period following the termination of the Member's employment. Upon default by a Member in any of the terms of a loan under this section 10.8, the loan will become immediately due and payable and the Plan Administrator in such case shall charge the unpaid balance of such loan, together with any interest accrued and unpaid thereon, against the Member's vested interest in his Account balance as of the date next following such event; provided, however, that if the Member is still employed, such amount shall not be charged against his Account balance and shall continue to accrue interest at the rate specified in section 10.8(b), until the earlier of (i) such time as a withdrawal of such amounts could have been obtained under section 10.2 or (ii) his employment terminates. Whenever the unpaid balance of a loan (plus any

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


interest accrued and unpaid thereon) is charged against a Member's vested interest in his Account balance, it shall be charged in the following order against: (A) amounts attributable to After-tax Employee Contributions (including amounts attributable to after-tax employee contributions credited to his account under a Prior Plan); (B) the earnings, if any, on such After-tax Employee Contributions (including earnings on amounts attributable to after-tax employee contributions credited to his account under a Prior Plan); (C) amounts attributable to the vested portion of Matching Contributions (including amounts attributable to employer contributions credited to his account under a Prior Plan or the NAMCO Plan) and earnings thereon; (D) Pre-tax Employee Contributions (including amounts attributable to pre-tax employee contributions credited to his account under a Prior Plan or the NAMCO Plan), and earnings thereon, to the extent that such amounts are available for distribution or withdrawal; and (E) the remainder of the vested portion of his Account balance.

     (e) A Member may prepay his loan without penalty at any time. Such prepayment shall be either (i) in the full amount of the loan then outstanding (plus all interest accrued and unpaid thereon), or (ii) in an amount of at least $200. Any partial prepayment shall be applied first to all accrued and unpaid interest on the outstanding balance of the loan, and then to the outstanding principal balance on the loan. A partial prepayment shall not be deemed to reduce the amount of interest due on the remaining outstanding loan balance.

     (f) Notwithstanding anything to the contrary in section 10.8(c), if an Insider directs that his Bank Stock be liquidated in order to facilitate the making of a loan to him, or directs that any loan repayment be invested in Bank Stock, any such direction shall be given effect solely to the extent that such withdrawal or investment is not prohibited by the then applicable Section 16 Rules, as such prohibition is described in section 1.87. If withdrawals or sales of Bank Stock by such Insider shall not then be permitted, his requested loan shall be taken proportionately from the other Investment Funds in which his Account is invested.

     (g) In the event that a participant plan loan obligation has been transferred from the Savings Incentive Plan of Citibank, N.A. and Participating Companies or the KeyCorp 401(k) Savings Plan to this Plan in a "Direct Rollover" (within the meaning of Code section 401(a)(31) and the regulations and pronouncements of the IRS and the U.S. Department of Treasury thereunder), except to the extent otherwise provided by the applicable loan documentation, such loan shall be treated and administered in the same manner as loans initially made under this Plan.

     (h) On and after January 1, 2002, Plan loans shall not be available.

Section 10.9      Manner of Payment.

Subject to such terms and conditions as may be established from time to time by the Committee, the portion of any withdrawal or distribution payable pursuant to this Article 10 or Article 11 that is attributable to Bank Stock owned by the Member, may, if the Member, Former Member or Beneficiary so requests, be paid wholly or partially in full Shares. In addition, subject to such terms and conditions as may be established from time to time by the Committee, the portion of any withdrawal or distribution that is attributable to LTWs owned by the Member, may, if the Member, Former Member or Beneficiary so requests, be paid wholly in LTWs (with any partial LTWs to be paid in cash). Except as otherwise provided in this section 10.9, a withdrawal or distribution from the Investment Funds shall be paid in cash.

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

Section 10.10     Direct Rollovers.

Solely to the extent required by applicable law and applicable governmental regulations or pronouncements, and notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution (payable pursuant to this Article 10 or Article 11) paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

Section 10.11     Missing Payee.

If the Plan Administrator cannot ascertain the whereabouts of any person to whom a payment is due under the Plan, and if, after five years from the date such payment is due, a notice of such payment due is mailed to the last known address of such person, as shown on the records of the Plan Administrator or of the Company, and within three months after such mailing such person has not made written claim therefor, the Plan Administrator, if it so elects, may direct that such payment and all remaining payments otherwise due to such person be cancelled on the records of the Plan and the amount thereof applied to reduce Matching Contributions for the current period, and upon such cancellation, the Plan and Trust shall have no further liability therefor, except that, in the event such person later notifies the Plan Administrator of his whereabouts and requests the payment or payments due to him under the Plan, the amounts so applied shall be paid to him as provided herein. In the event of the termination of the Plan and the Trust, any such amounts remaining in the Trust after all distributions have been made, shall revert to the Company, subject to the Member's (or Beneficiary's) right to reclaim such amounts, as herein described.

Section 10.12     Required Information.

Each Member shall file with the Plan Administrator such pertinent information concerning himself, his spouse and his Beneficiary, or such other person as the Plan Administrator may specify, and no Member or Beneficiary, or other person shall have any rights or be entitled to any benefits under the Plan unless such information is filed by or with respect to him.

Section 10.13     T&N Plan Loans.

     (a) All outstanding T&N Plan Loans under the NAMCO Plan as of December 31, 2000 shall become loans under this Plan effective as of January 1, 2001 with the same terms and conditions as such loans provided under the NAMCO Plan with respect to T&N Plan Loans, subject to applicable law. A NAMCO Member with a T&N Plan Loan shall be required to repay his T&N Plan Loan with payments of principal and interest sufficient to amortize the loan in substantially equal installments over its term. All payments shall be by means of biweekly payroll deductions (or payroll deductions otherwise corresponding to the frequency of payroll payments), which deductions shall be authorized by the NAMCO Member as a condition to the Plan's assumption of the T&N Plan Loan. If such authorization is not given, the loan shall be deemed in default and subject to the default provisions of subsection (b) below. The NAMCO Member's promissory note shall constitute an investment of the NAMCO Member's Account. Any payments made by a


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

NAMCO Member with respect to a T&N Plan Loan shall be invested for the Account of such NAMCO Member in the other Investment Funds as of the day such payment is received in accordance with the NAMCO Member's investment directions as in effect at the time such payments are made.

     (b) A T&N Plan Loan shall be deemed in default if a loan payment is not made within 30 days of its due date or as otherwise provided in the promissory note. Except as may otherwise be provided in the promissory note for the loan, if at any time prior to the full repayment of a T&N Plan Loan (i) the NAMCO Member should cease to be a NAMCO Member by reason of his retirement, termination of service, or otherwise, (ii) the NAMCO Member should die or become bankrupt, (iii) the NAMCO Member defaults on his T&N Plan Loan, (iv) the Plan should terminate, or (v) the Committee determines that (A) the interest rate on the loan violates any otherwise applicable state usury laws or regulations issued by the Labor Department, (B) this Section 10.13 is discriminatory or otherwise improper under applicable law, (C) it is unable to obtain approvals from the IRS with respect to this Section 10.13 or (D) any previously obtained IRS approval would be jeopardized by the T&N Plan Loan, then the unpaid balance owed by the Participant on the T&N Plan Loan shall become due and payable immediately, or within 30 days in the event of an occurrence described in (i) through (iv) above. Except as otherwise may be prohibited by law, in accordance with procedures and policies adopted by the Committee, the amount of a Plan distribution otherwise to be paid to the NAMCO Member (or, in the case of his death, his designated Beneficiary or surviving spouse) shall be reduced by the amount owed on the T&N Plan Loan at the time of such distribution. Such reduction shall constitute a deemed distribution and a complete discharge of all liability to the Plan for the T&N Plan Loan.

     (c) A NAMCO Member may prepay his T&N Plan Loan without penalty at any time. Such prepayment shall be either (i) in the full amount of the loan then outstanding (plus all interest accrued and unpaid thereon), or (ii) in an amount of at least $200. Any partial prepayment shall be applied first to all accrued and unpaid interest on the outstanding balance of the loan, and then to the outstanding principal balance on the loan. A partial prepayment shall not be deemed to reduce the amount of interest due on the remaining outstanding loan balance.

     (d) Notwithstanding anything to the contrary herein, if an Insider directs that a T&N Plan Loan repayment be invested in Bank Stock, any such direction shall be given effect solely to the extent that such withdrawal or investment is not prohibited by the then applicable Section 16 Rules. If withdrawals or sales of Bank Stock by such Insider shall not then be permitted, his requested loan shall be taken proportionately from the other Investment Funds in which his Account is invested.

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                                   ARTICLE 11


                  Payment of NAMCO Plan Grandfathered Benefits

Section 11.1      Distribution of NAMCO Plan Grandfathered Benefits.

Distribution of the vested percentage of NAMCO Profit-Sharing Contributions (and earnings and losses thereon) shall be made in accordance with this Article 11. Distribution of the vested percentage of NAMCO Plan Profit-Sharing Contributions (and earnings and losses thereon) also shall be made in accordance with this
Article 11. Distribution of the vested percentage of NAMCO Plan Money Purchase Contributions (and earnings or losses thereon) also shall be made in accordance with this Article 11. Such amounts shall be referred to herein as the NAMCO Member's "NAMCO Grandfathered Benefits."

Section 11.2      Automatic Forms of Retirement Benefit.

     (a) A NAMCO Member who is married on the Annuity Starting Date (which for purposes of this Article 11 is defined in section 11.10) will automatically receive his NAMCO Grandfathered Benefits through the purchase of an annuity contract providing for payment in the form of a 50% joint and survivor annuity with the NAMCO Member's spouse as the Beneficiary unless the NAMCO Member elects an optional form of benefit for such amounts in accordance with the procedures set forth in section 11.4. A 50% joint and survivor annuity provides a monthly benefit for the life of the NAMCO Member, to continue after the NAMCO Member's death in a monthly amount equal to 50% of the NAMCO Member's monthly benefit to the Beneficiary for life if the Beneficiary survives the NAMCO Member. If the Beneficiary predeceases the NAMCO Member (after benefits to the NAMCO Member have commenced) no survivor benefits will be payable on the death of the NAMCO Member and no adjustment to the amount of the NAMCO Member's benefits shall be made.

     (b) A NAMCO Member who is not married on the Annuity Starting Date will automatically receive his NAMCO Grandfathered Benefits through the purchase of an annuity contract providing for payment in the form of a single life annuity unless the NAMCO Member elects an optional form of benefit in accordance with the procedures set forth in section 11.5. A single life annuity is a monthly benefit payable for the life of the NAMCO Member. There are no death benefits following the death of the NAMCO Member after a single life annuity has been purchased.

Section 11.3      Optional Forms of Retirement Benefits.

A NAMCO Member may elect (subject to section 11.4 or 11.5 as applicable) to have his NAMCO Grandfathered Benefits paid in one of the following optional forms.

     (a) Lump Sum Option. The balance of the NAMCO Member's NAMCO Grandfathered Benefits paid in a single lump sum payment.

     (b) Installment Payments. Substantially equal periodic payments (monthly, semi-annual, or annual) paid to the NAMCO Member (and his Beneficiary) for a fixed period of years not to exceed five years. The Beneficiary must be irrevocably designated in accordance with section 10.4 before benefits commence. If both the Beneficiary and the NAMCO Member die before receiving all payments, the remaining payments will be paid to a successor Beneficiary. The NAMCO Member (or the Beneficiary if the NAMCO Member is deceased) may elect to receive the

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

balance of his NAMCO Grandfathered Benefits in a single lump sum at any time after installment payments commence.

     (c) Combination of Lump Sum Option and Installment Payments. The NAMCO Member can elect to receive his vested NAMCO Grandfathered Benefits partially as a single lump sum payment and as a series of substantially equal periodic payments in accordance with paragraphs (a) and (b) above, to the extent permitted by the Committee.

Section 11.4      Election Requirements for Married Participants.

     (a) A distribution of the NAMCO Grandfathered Benefits will not be made in a form other than through the purchase of an annuity contract providing for payment of benefits in the form of a 50% joint and survivor annuity to a NAMCO Member described in section 11.2(a) (a "married NAMCO Member") unless (1) the NAMCO Member has received the notices described in section 11.6, (2) the NAMCO Member elects not to receive the benefit through the purchase of an annuity contract providing for payment of benefits in the form of a 50% joint and survivor annuity, and (3) the NAMCO Member's spouse has consented to such election in accordance with the provisions of this section.

     (b) A married NAMCO Member may elect (or revoke a previous election) to receive NAMCO Grandfathered Benefits in a form other than an annuity contract providing for payment of benefits in the form of a 50% joint and survivor annuity. Such an election may be made only if (i) such joint and survivor annuity is immediately payable, and (ii) the election is made no more than 90 days before the Annuity Starting Date.

     (c) An election not to receive NAMCO Grandfathered Benefits through the purchase of an annuity contract providing for payment of benefits in the form of a 50% joint and survivor annuity (or the revocation of such an election) shall be effective on the date the election (or revocation) is received by the Plan Administrator, provided, however, that an election to receive NAMCO Grandfathered Benefits in a form other than through the purchase of an annuity contract providing for payment of benefits in the form of a joint and survivor annuity shall not be effective unless (1) the election is consented to by the NAMCO Member's spouse, (2) the election designates a specific Beneficiary or class of Beneficiaries (if applicable) and a form of benefit which may not be changed without spousal consent (or the consent expressly permits designations by the NAMCO Member without any requirement of further consent by the spouse),
(3) the spouse's consent acknowledges the effect of the consent and election, and (4) the consent is witnessed by a notary public. No consent is required if it is established to the satisfaction of the Plan Administrator that consent cannot be obtained because there is no spouse or because the spouse cannot be located. If the spouse is legally incompetent to give consent, the legal guardian (even if it is the NAMCO Member) may give consent. If the NAMCO Member and the spouse are legally separated (or the NAMCO Member has been abandoned under local law) and the NAMCO Member has a court order to such effect, spousal consent is not required unless a Qualified Domestic Relations Order provides otherwise. The consent of a spouse is only binding on such spouse.

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Section 11.5      Election Requirements for Unmarried Participants.

     (a) A distribution of NAMCO Grandfathered Benefits will not be made in a form other than through the purchase of an annuity contract providing for payment of benefits in the form of a single life annuity to a NAMCO Member described in section 11.2(b) (an "unmarried NAMCO Member") unless the unmarried NAMCO Member has received the notices described in section 11.6 and elects in writing not to receive the automatic form.

     (b) An unmarried NAMCO Member may elect in writing to receive NAMCO Grandfathered Benefits in a form other than through the purchase of an annuity contract providing benefits in the form of a single life annuity, provided such election is made no more than 90 days before the Annuity Starting Date.

Section 11.6      Notice Requirements.

     (a) General Notice. The Plan Administrator shall provide each NAMCO Member with a written general description of the eligibility conditions and other material features of the optional forms of benefit and sufficient additional information to explain the relative values of the optional forms of benefit to the automatic forms of benefit. If the NAMCO Member has not yet attained Normal Retirement Age, the notice shall also inform the NAMCO Member of his right to defer payment of NAMCO Grandfathered Benefits until the earlier of (1) the date he consents to payment or (2) the date described in Section 10.5(b). This general notice shall be provided no more than 90 days and no less than 30 days before the NAMCO Member's Annuity Starting Date, or at such other times permitted by law or regulation.

          (b) Joint and Survivor Annuity Notice. The Plan Administrator will also provide to each married NAMCO Member who is eligible to receive NAMCO Grandfathered Benefits under the Plan a written explanation in non-technical language of the terms and conditions of an annuity contract providing for payment of benefits in the form of a 50% joint and survivor annuity, the NAMCO Member's right to make and the effect of an election not to receive NAMCO Grandfathered Benefits in such form, the rights of the NAMCO Member's spouse with respect to receiving benefits under an annuity contract providing for payment of benefits in the form of a 50% joint and survivor annuity, and the right to revoke and the effect of a revocation of an election not to receive benefits in such form. The written explanation shall also include a general explanation of the relative financial effect on the NAMCO Member's benefit of electing the 50% joint and survivor annuity form. The Plan Administrator shall provide this explanation no more than 90 days and no less than 30 days prior to the NAMCO Member's Annuity Starting Date, or at such other times permitted by law or regulation.

Section 11.7      Annuity Payments.

If a NAMCO Member elects to receive NAMCO Grandfathered Benefits in the form of an annuity, the vested percentage of his NAMCO Grandfathered Benefits shall be used to purchase a single premium non-transferable guaranteed annuity contract from a life insurance company selected by the Committee. The contract shall include applicable Plan features. Once purchased, the annuity contract shall provide all the NAMCO Plan Grandfathered Benefits owing the NAMCO Member (and his Beneficiary) under the Plan and the Plan shall have no further obligation for such benefits.

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

Section 11.8      Pre-Retirement Death Benefits.

     (a) If a NAMCO Member dies prior to his Annuity Starting Date (whether or not while an employee) with NAMCO Grandfathered Benefits, the NAMCO Member's surviving spouse shall be entitled to receive a Qualified Preretirement Survivor Annuity. The Qualified Preretirement Survivor Annuity shall be a monthly annuity for the spouse's life purchased with the NAMCO Member's NAMCO Grandfathered Benefits. The surviving spouse can elect instead to receive the Qualified Preretirement Survivor Annuity in any optional form of payment as described in section 11.3.

     (b) If a NAMCO Member dies prior to his Annuity Starting Date and has no surviving spouse on his date of death, the NAMCO Member's NAMCO Grandfathered Benefits shall be paid as an immediate single lump sum payment to the Beneficiary designated by the NAMCO Member.

     (c) Notwithstanding the foregoing, if a NAMCO Member's NAMCO Grandfathered Benefits are greater than $5,000, payment to the spouse shall not commence without the spouse's written consent prior to the December 31 of the calendar year in which the Participant would have attained age 70 1/2.

Section 11.9      Post-Retirement Death Benefits.

Death benefits attributed to the NAMCO Grandfathered Benefits which are paid after a NAMCO Member's Annuity Starting Date, if any, will be payable according to the provisions of the form of benefit which has been elected and must be paid at least as rapidly as under the method in effect as of the date of death.

Section 11.10     Annuity Starting Date.

For purposes of this Article 11, "Annuity Starting Date" means (a) the first day of the first period with respect to which an amount is received as an annuity, or (b) in the case of a benefit not paid in the form of an annuity, the first day on which all events have occurred which entitle the NAMCO Member (or his Beneficiary) to such benefit.

Section 11.11     In-Service Withdrawals and Loans.

Subject to the election requirements of section 11.5 and the notice requirements of section 11.6, a NAMCO Member may elect to receive (a) in-service withdrawals of his NAMCO Grandfathered Benefits in accordance with section 10.2, and (b) loans with respect to his NAMCO Grandfathered Benefits in accordance with section 10.8.


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

                                   ARTICLE 12

                                 Administration

Section 12.1      Named Fiduciaries.

     (a) The term "Named Fiduciary" shall mean (but only to the extent of the responsibilities of each of them) the Plan Administrator, the Committee, the Compensation Committee, and the Trustee of the Plan. This Article is intended to allocate to each Named Fiduciary the responsibility for the prudent execution of the functions assigned to him, her or it. Whenever one Named Fiduciary is required by the Plan or Trust Agreement to follow the directions of another Named Fiduciary, the two Named Fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility of the Named Fiduciary giving the directions shall be deemed his or her sole responsibility, and the responsibility of the Named Fiduciary receiving those directions shall be to follow them insofar as such instructions are on their face proper under applicable law.

     (b) The Bank shall be the "plan administrator" for purposes of section 414(g) of the Code and the "administrator" for purposes of section 3(16) of ERISA. As such, the Bank shall have responsibility to prepare and file, distribute, or furnish all reports, plan descriptions, and other information concerning the Plan, including, without limitation, filings with the Secretary of Labor and communications with Members and other persons, as shall be required of the plan administrator under the Code and the administrator under ERISA.

Section 12.2      Plan Administrator.

There shall be a Plan Administrator, who shall be the Chief Human Resources Officer of The Dime Savings Bank of New York, FSB. In the event that the Chief Human Resources Officer of The Dime Savings Bank of New York, FSB shall be unable to perform the duties and functions of the Plan Administrator, or if the Committee in its sole discretion shall so direct, the Plan Administrator shall be the Employee Relations/Benefits Director of The Dime Savings Bank of New York, FSB or such other Employee or officer of the Bank (or any subsidiary of the Bank) as may be designated by the Committee, as hereinafter provided, and who shall, subject to the powers and responsibilities allocated to the Committee, the Compensation Committee and the Board, have the responsibility for the day-to-day control, management, operation and administration of the Plan (except trust duties). The Plan Administrator shall have the following powers and responsibilities:

     (a) To maintain records necessary or appropriate for the administration of the Plan;

     (b) To give such instructions, notices, information, materials, reports and certifications to the Trustee as may be necessary or appropriate in the administration of the Plan;

     (c) To prescribe forms and make rules and regulations consistent with the terms of the Plan and with the interpretations and other actions of the Committee and the Compensation Committee;

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

     (d) To require such proof as may be necessary or appropriate in the administration of the Plan, including, without limitation, proof of age, relationship, or health of a Member or his or her spouse, children or Beneficiary, and to make such determinations of fact as may be necessary for purposes of the Plan, and all such determinations shall be final, conclusive and binding;

     (e) To determine any question arising in connection with the Plan, and the Plan Administrator's decision or action in respect thereof shall be final and conclusive and binding upon the Bank, the Trustee, Members and any other person having an interest under the Plan; provided, however, that any question relating to inconsistency or omission in the Plan, or interpretation of the provisions of the Plan, shall be referred to the Committee by the Plan Administrator and the decision of the Committee in respect thereof shall be final;

     (f) Subject to the provisions of section 12.6, to review and dispose of claims under the Plan filed pursuant to section 12.5;

     (g) If the Plan Administrator shall determine that by reason of illness, senility, insanity, or for any other reason, it is undesirable to make any payment to a Member, Beneficiary or any other person entitled thereto, to direct the application of any amount so payable to the use or benefit of such person in any manner that he or she may deem advisable, or to direct the withholding of any payment under the Plan due to any person under legal disability until a representative competent to receive such payment in his or her behalf shall be appointed pursuant to law;

     (h) To provide such information and reports to the Committee as may be requested by the Committee from time to time;

     (i) To discharge such other responsibilities or follow such directions as may be assigned or given by the Committee, the Compensation Committee or the Board; and

     (j) To perform any duty or take any action which is allocated to the Plan Administrator under the Plan.

The Plan Administrator shall have the power and authority necessary or appropriate to carry out his or her responsibilities. The Plan Administrator shall have full discretion in interpreting the Plan and deciding all questions of fact arising within the scope of his or her authority. The Plan Administrator may resign only by giving at least 30 days prior written notice of resignation to the Committee, and such resignation shall be effective on the date specified in such notice.

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Section 12.3      Benefits Committee.

     (a) The Benefits Committee shall consist of such individuals as shall be designated from time to time by the Chief Executive Officer of Dime Bancorp, Inc. Such members shall hold office until resignation, death or removal by the Chief Executive Officer of Dime Bancorp, Inc. The members of the Committee shall serve as the Plan's agents for service of legal process.

Any member of the Committee may resign at any time by giving written notice to the Chief Executive Officer of Dime Bancorp, Inc. Any member of the Committee who is an Employee of an Employer and who leaves the employ of the Employer shall be deemed to have resigned as a member of the Committee on the date of termination of his or her employment. Any member of the Committee may be removed by the Chief Executive Officer of Dime Bancorp, Inc. at any time. If there is a vacancy on the Committee, the Chief Executive Officer of Dime Bancorp, Inc. may fill the vacancy. Notices of appointment of a successor member of the Committee shall be given by the Plan Administrator in writing to the Trustee. Until receipt by the Trustee of such written notice of any change in membership of the Committee, the Trustee shall not be charged with knowledge or notice of such change.

The Committee shall have the following powers and responsibilities:

          (i) To review the performance of the Plan Administrator, the Trustee, and any investment managers;

          (ii) To hear and decide appeals, pursuant to the claims review procedure contained in section 12.6 of the Plan, taken from the decisions of the Plan Administrator;

          (iii) To hear and decide questions, including interpretation of the Plan, as may be referred to the Committee by the Plan Administrator;

          (iv) To establish, if applicable, investment guidelines and objectives for the Trustee and any investment managers, including designating or changing the Investment Funds offered under the Plan;

          (v) To report to and make recommendations to the Compensation Committee regarding changes in the Plan, including changes in the operation and management of the Plan;

          (vi) To appoint, remove or replace the Trustee;

          (vii) To adopt amendments to the Plan in accordance with the limitations of sections 13.1 and 13.2;

          (viii) To designate an Alternate Plan Administrator to serve in the event that the Plan Administrator is absent or otherwise unable to discharge his or her responsibilities;

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

          (ix) To remove and replace the Plan Administrator and/or Alternate and to fill a vacancy in either office;

          (x) Subject to the provisions of the Trust Agreement, to appoint and remove an investment manager or managers, as defined in section 3(38) of ERISA, to manage (including the power to acquire and dispose of) any assets of the Plan;

          (xi) To discharge such other responsibilities or follow such directions as may be assigned or given by the Board;

          (xii) To perform any duty or take any action which is allocated to the Committee under the Plan;

          (xiii) To review regulatory and statutory developments, plan administration and fiduciary issues with respect to the Plan and, as appropriate, make recommendations to the Board or to the Compensation Committee regarding such matters; and

          (xiv) To provide such other information and recommendations to the Board or to the Compensation Committee as may be requested from time to time.

The Committee shall have no power to take any action other than as set forth above and shall have no liability for any failure by the Compensation Committee to follow its recommendations.

     (b) The Committee shall hold meetings at least annually, and shall report to the Compensation Committee from time to time as requested by the Compensation Committee, but no less frequently than annually. Action by the Committee shall be by vote at a meeting or by written consent of a majority of its members. The Committee shall record minutes of its meetings.

Section 12.4      Compensation Committee.

     (a) There shall be a Compensation Committee, which shall be the Compensation Committee of the Board or such other person or persons as the Board so determines. Except as may otherwise be provided by the Board, each appointed member shall serve for a period of one year and until his or her successor shall be appointed. The Compensation Committee shall elect a Chairman and may appoint a Secretary who need not be a member of the Compensation Committee. Any filing which is required or permitted to be made with the Compensation Committee shall be deemed to be satisfactorily made upon mailing or delivering such filing to the Secretary of the Compensation Committee, or if a Secretary is not appointed, to the Chairman of the Compensation Committee. A member of the Compensation Committee may resign only by giving at least 30 days prior written notice of resignation to the Chairman of the Board, and such resignation shall be effective on the date specified in such notice.

     (b) The Compensation Committee shall hold meetings at least twice annually, and may make such administrative rules as it may deem proper. Any action of the Compensation Committee with respect to the Plan shall be taken pursuant to a majority vote taken at a meeting, or pursuant to the written consent of a majority of its members without a meeting, and such action shall constitute the action of the Compensation Committee and shall be binding in the same manner as if all members of the Compensation Committee had joined therein. A majority of the members of the Compensation Committee shall constitute a quorum. The

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

Compensation Committee shall record minutes of any actions taken at its meetings or of any other official action of the Compensation Committee and shall report to the Board at least once each year on its activities.

     (c) The Plan Administrator, Trustee and any other person dealing with the Compensation Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Compensation Committee or by two of the members of the Compensation Committee or by a representative of the Compensation Committee authorized by the Compensation Committee to sign the same in its behalf.

Section 12.5      Claims Procedure.

Any claim relating to benefits under the Plan shall be filed with the Plan Administrator (or his or its designee). If a claim is denied in whole or in part, the Plan Administrator shall give the claimant written notice of such denial, which notice shall specifically set forth:

     (a) The reasons for the denial;

     (b) The pertinent Plan provisions on which the denial was based;

     (c) Any additional material or information necessary for the claimant to perfect his or her claim and an explanation of why such material or information is needed; and

     (d) An explanation of the Plan's procedure for review of the denial of the claim.

If the claim is wholly or partially denied, written notice of the denial shall be furnished to the claimant within ninety (90) days of the date on which the claim is filed, unless special circumstances require a longer period (of up to 90 additional days) for adjudication and the claimant is notified in writing of the reasons for such extension of time within the initial ninety (90) day period. If the claimant is not notified within the time limits described above, the claim shall be deemed to have been denied and the review procedure described in section 12.6 shall become available to the claimant.

Section 12.6      Claims Review Procedure.

Any person whose claim filed pursuant to section 12.5 has been denied in whole or in part by the Plan Administrator may request review of the claim by the Committee. The claimant shall file such request (including a statement of his or her position) with the Committee no later than 60 days after the mailing or delivery of the written notice of denial provided for in section 12.5, or, if such notice is not provided, within 60 days after such claim is deemed denied pursuant to section 12.5. The claimant shall be permitted to review pertinent documents. A decision shall be rendered by the Committee and communicated to the claimant not later than 60 days after receipt of the claimant's written request for review. However, if the Committee finds it necessary, due to special circumstances (for example, the need to hold a hearing), to extend this period and so notifies the claimant in writing, the decision shall be rendered as soon as practicable, but in no event later than 120 days after receipt of the claimant's request for review. The Committee's decision shall be in writing and shall specifically set forth:

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

     (a) The reasons for the decision; and

     (b) The pertinent Plan provisions on which the decision is based.

Any such decision of the Committee shall be final, conclusive and binding upon the claimant and the Bank, and the Plan Administrator shall take appropriate action to carry out such decision.

Section 12.7      Allocation of Fiduciary Responsibilities and Employment of
                  Advisors.

Any Named Fiduciary may:

     (a) Delegate any of his, her or its responsibilities (other than trustee responsibilities - which may only be delegated to the extent permitted by the Trust Agreement) under the Plan to such other person or persons as he, she or it may designate, provided that such delegation shall be made in writing and filed with the Plan Administrator (or his or its designee);

     (b) Employ one or more persons to render advice to him, her or it with regard to any of his, her or its responsibilities under the Plan; and

     (c) Consult with counsel, who may be counsel to the Bank.

Section 12.8      Other Administrative Provisions.

     (a) Any person whose claim has been denied in whole or in part must exhaust the administrative review procedures provided in section 11.6 prior to initiating any claim for judicial review.

     (b) No bond or other security shall be required of a member of the Compensation Committee or the Committee, the Plan Administrator, and/or any officer or Employee of the Company or an Affiliate to whom fiduciary responsibilities are delegated by a Named Fiduciary, except as may be required by ERISA.

     (c) Subject to any limitation on the application of this section pursuant to ERISA, no member of the Compensation Committee or the Committee, the Plan Administrator, or any officer or Employee of the Company or an Affiliate to whom fiduciary responsibilities are delegated by a Named Fiduciary, shall be liable for any act of omission or commission by himself or by another person, except each for his or her own individual willful and intentional malfeasance. Each entity that constitutes the Company hereunder (a "Participating Entity") shall indemnify, to the fullest extent permitted by its Certificate of Incorporation (or equivalent) and By-Laws (collectively, the "Governing Documents") and applicable law, each member of the Compensation Committee and the Committee, the Plan Administrator, and any director, officer or employee of such Participating Entity or any of its wholly-owned subsidiaries who is or was serving or agrees to serve at the request of such Participating Entity or such subsidiary in any capacity in connection with the management, operation, interpretation or administration of the Plan against any cost, charge or expense (including attorneys' fees), judgment, fine and amount paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, investigative or administrative, relating to his or her service in connection with the Plan; provided, that the individual has met any applicable standard of conduct required by or pursuant to the Governing Documents or by applicable law or regulation in order to qualify for indemnification thereunder,

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

as well as any other conditions to such indemnification imposed by the Governing Documents or by applicable law or regulation. Any determination as to whether the individual has met such applicable standard of conduct or other conditions to indemnification shall be made in accordance with the provisions of the Governing Documents and applicable law or regulation. Unless otherwise required by applicable law, this section 12.8(c) shall not be rescinded or modified so as to materially reduce the indemnification provided hereunder without first giving thirty (30) days advance written notice of such rescission or modification to each individual then entitled to indemnification hereunder, or so as to materially reduce the indemnification provided hereunder with respect to actions taken or omitted to be taken prior to the effective date of such rescission or modification. Each Participating Entity may satisfy its obligation under this section 12.8(c) in whole or in part by purchase of a policy or polices of insurance, but no insurer shall have any rights against a Participating Entity or the Plan arising out of this section 12.8(c).

     (d) Any person, group of persons, committee, corporation or organization may serve in more than one fiduciary capacity with respect to the Plan.




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

                                   ARTICLE 13

                  Amendment, Termination and Tax Qualification

Section 13.1      Amendment and Termination.

The Bank expects to continue the Plan indefinitely, but specifically reserves the right, in its sole and uncontrolled discretion, at any time, by appropriate action of the Board or of the Compensation Committee, to amend, in whole or in part, any or all of the provisions of the Plan and to terminate the Plan at any time. The Committee may amend, in whole or in part, the provisions of the Plan as it deems necessary or appropriate to facilitate the administration, management or interpretation of the Plan, provided that any such amendment does not materially increase the cost to the Company of maintaining the Plan. Subject to the provisions of section 12.2, no such amendment or termination shall permit any part of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Members, Former Members, Beneficiaries or other persons entitled to benefits, and no such amendment or termination shall reduce the interest of any Member, Former Member, Beneficiary or other person who may be entitled to benefits, without his consent. In the event of a termination or partial termination of the Plan or upon complete discontinuance of contributions under the Plan, the Accounts of each affected Member not previously forfeited shall forthwith become nonforfeitable, and such Accounts shall be distributable in accordance with the provisions of Articles 10 and 11.

Section 13.2      Conformity to Internal Revenue Code.

The Bank has established the Plan with the intent that the Plan and Trust will at all times be qualified under section 401(a) of the Code, and be exempt under section 501(a) of the Code, and with the intent that contributions under the Plan will be allowed by the Code as deductions in computing net income of the Company for federal income tax purposes, and the provisions of the Plan and Trust Agreement shall be construed to effectuate such intentions. Accordingly, notwithstanding anything to the contrary herein provided, the Plan and the Trust Agreement may be amended at any time by the Board or by the Compensation Committee, or, provided such amendment does not materially increase the cost to the Company of maintaining the Plan, by the Committee, without prior notice to Members, Former Members, Beneficiaries or any other persons, if such amendment is deemed by the amending entity to be necessary or appropriate to effectuate such intent.

Section 13.3      Notice of Amendments.

Notice of any amendment or termination of the Plan shall be given by the Board, the Compensation Committee or the Committee, whichever adopts the amendment, to each other and to the Trustee.

Section 13.4      Contingent Nature of Contributions.

     (a) All contributions to the Plan are conditioned upon the issuance by the Internal Revenue Service of a determination that the Plan, as hereby amended and restated, and Trust are qualified under section 401(a) of the Code, and are exempt under section 501(a) of the Code.

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

     (b) All contributions to the Plan are made upon the condition that the Plan is a qualified plan under the Code and that such contributions will be allowed as a deduction, pursuant to Code section 404, in computing the net income of the Bank for federal income tax purposes.

     (c) In the event that a contribution is made to the Plan as described in subsection (b) and

(i) the Plan is determined not to be a qualified plan under the Code where (i) application for a determination with respect to the Plan's initial qualification was made within the time prescribed by section 403(c)(2)(B) of ERISA and (ii) the Plan receives an adverse determination with respect to its initial qualification; or

          (ii) a deduction under section 404 of the Code is disallowed, but only to the extent of such disallowance; or

          (iii) the contribution is determined to have been made pursuant to a mistake of fact, such contribution shall be returned to the Company to the extent permitted under section 403(c) of ERISA and section 401(a)(2) of the Code.

Return of contributions pursuant to this section shall be made within one (1) year of the date of the event with respect to which the refund relates. Returns of contributions made pursuant to subsections (ii) and (iii) above shall not include any earnings attributable thereto but shall be reduced by the amount of any losses attributable thereto.



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

                                   ARTICLE 14

                     Special Rules for Top Heavy Plan Years

Section 14.1      In General.

As of the Determination Date for each Plan Year, the Plan Administrator shall determine whether the Plan is a Top Heavy Plan in accordance with the provisions of this Article 14. If, as of such Determination Date, the Plan is a Top Heavy Plan, then the Plan Year immediately following such Determination Date shall be a Top Heavy Plan Year and the special provisions of this Article 14 shall be in effect.

Section 14.2      Definition of Top Heavy Plan.

     (a) Subject to section 14.2(c), the Plan is a Top Heavy Plan if, as of a Determination Date: (i) it is not a member of a Required Aggregation Group, and
(ii) (A) the sum of the Cumulative Accrued Benefits of all Key Employees exceeds 60% of (B) the sum of the Cumulative Accrued Benefits of all Employees, (excluding former Key Employees), former Employees (excluding former Key Employees and other former Employees who have not been credited with an Hour of Service by the Company during the 5 Plan Year period ending on the Determination
Date), and their Beneficiaries.

     (b) Subject to section 14.2(c), the Plan is a Top Heavy Plan if, as of a Determination Date: (i) the Plan is a member of a Required Aggregation Group, and (ii) (A) the sum of the Cumulative Accrued Benefits of all Key Employees under all plans that are members of the Required Aggregation Group exceeds 60% of (B) the sum of the Cumulative Accrued Benefits of all Employees (excluding former Key Employees), former Employees (excluding former Key Employees and other former Employees who have not been credited with an Hour of Service by the Company during the 5 Plan Year period ending on the Determination Date), and their Beneficiaries under all plans that are members of the Required Aggregation Group.

     (c) Notwithstanding sections 14.2(a) and 14.2(b), the Plan is not a Top Heavy Plan if, as of a Determination Date: (A) the Plan is a member of a Permissible Aggregation Group, and (ii) (A) the sum of the Cumulative Accrued Benefits of all Key Employees under all plans that are members of the Permissible Aggregation Group does not exceed 60% of (B) the sum of the Cumulative Accrued Benefits of all Employees (excluding former Key Employees), former Employees (excluding former Key Employees and other former Employees who have not been credited with an Hour of Service by the Company during the 5 Plan Year period ending on the Determination Date), and their Beneficiaries under all plans that are members of the Permissible Aggregation Group.

Section 14.3      Determination Date.

The Determination Date for each Plan Year shall be the last day of the preceding Plan Year. The Determination Date for the Bank's Retirement Plan, or any other plan maintained by the Company, for a plan year shall be the last day of the preceding plan year of each such plan, except that in the case of the first plan year of such plan, it shall be the last day of such first plan year.

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

Section 14.4      Cumulative Accrued Benefits.

     (a) An individual's Cumulative Accrued Benefits under this Plan as of a Determination Date are equal to the sum of:

          (i) the value of such individual's Account under this Plan as of the Determination Date; and

          (ii) the amount of any distributions of such individual's Cumulative Accrued Benefits under the Plan during the 5 year period ending on the Determination Date.

For purposes of this section 14.4(a), the computation of an individual's Cumulative Accrued Benefits, and the extent to which distributions, rollovers and transfers are taken into account, will be made in accordance with section 416 of the Code and the regulations thereunder.

     (b) For purposes of this Plan, the term "Cumulative Accrued Benefits" with respect to the Bank's Retirement Plan, or any other plan, shall mean the cumulative accrued benefits determined for purposes of section 416 of the Code under the provisions of such plan.

     (c) For purposes of determining the top heavy status of a Required Aggregation Group or a Permissible Aggregation Group, the Cumulative Accrued Benefits under this Plan and the Cumulative Accrued Benefits under the Bank's Retirement Plan and any other plan shall be determined as of the Determination Date that falls within the same calendar year as the Determination Dates for all other members of such Required Aggregation Group or Permissible Aggregation Group.

Section 14.5      Key Employees.

     (a) For purposes of the Plan, the term Key Employee means any Employee or former Employee who, at any time during the Plan Year containing the Determination Date or any of the 4 preceding Plan Years, is or was: (i) an officer of the Company having annual Total Compensation greater than 50% of the amount in effect under section 415(b)(1)(A) of the Code for any such Plan Year;
(ii) 1 of the 10 persons owning (or considered owning within the meaning of section 318 of the Code) the largest interests in the Company and having an annual Total Compensation from the Company in excess of the dollar limitation in effect under section 415(c)(1)(A) of the Code for such Plan Year; (iii) a person who is a Five Percent Owner; or (iv) a person who would be described as a Five Percent Owner if the number "1%" were substituted for the number "5%" in the definition of such term and who has an annual Total Compensation from the Company of more than $150,000.

     (b) For purposes of section 14.5(a):

          (i) No more than 50 Employees or former Employees (or, if less, the greater of 3 or 10% of all Employees) shall be treated as officers, and in the event the Company has more officers than the maximum number required to be taken into account under this section 14.5(b)(i), the term Key Employee shall mean those officers, up to the maximum number, with the highest annual Total Compensation in any one of the 5 consecutive Plan Years ending on the Determination Date; and

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

          (ii) If two or more persons have equal ownership interests in the Company, each such person shall be considered as having a larger ownership interest than any such person with a lower annual Total Compensation.

     (c) For purposes of section 14.5(a):

          (i) a person's Total Compensation from Affiliates shall be aggregated, but his ownership interests in Affiliates shall not be aggregated;

          (ii) an Employee shall only be deemed to be an officer if he has the power and responsibility of a person who is an officer within the meaning of section 416 of the Code and the regulations thereunder; and

          (iii) the term Key Employee shall also include the Beneficiary of a deceased Key Employee.

Section 14.6      Required Aggregation Group.

For purposes of this Article 14, a Required Aggregation Group shall consist of
(a) any qualified plan (whether or not terminated) maintained by the Company for the plan year containing the Determination Date or any of the four preceding plan years that cover Key Employees and (b) any other qualified plan (whether or not terminated) that is required to be aggregated for purposes of enabling any plan in which a Key Employee participates to satisfy the requirements of section 401(a)(4) or 410(b) of the Code.

Section 14.7      Permissible Aggregation Group.

For purposes of this Article 14, a Permissible Aggregation Group shall consist of (a) the Required Aggregation Group and (b) any other qualified plan maintained by the Company; provided, however, that the Permissible Aggregation Group must satisfy the requirements of sections 401(a)(4) and 410(b) of the Code.

Section 14.8      Special Requirements During Top Heavy Plan Years.

     (a) Notwithstanding Articles 4, 5 and 6, for each Top Heavy Plan Year, in the case of an Eligible Employee (other than a Key Employee) on the last day of such Top Heavy Plan Year who is not also a Member of the Bank's Retirement Plan, the sum of the Matching Contributions, NAMCO Profit-Sharing Contributions and Special Contributions, as applicable, for such Top Heavy Plan Year shall not be less than 3% of such Eligible Employee's Total Compensation for such Top Heavy Plan Year or, if less, the highest combined rate, expressed as a percentage of Total Compensation at which Matching Contributions, Special Contributions, NAMCO Profit-Sharing Contributions and Pre-Tax Employee Contributions were made on behalf of a Key Employee for such Top Heavy Plan Year. The Company shall make an additional contribution to the Account of each Eligible Employee to the extent necessary to satisfy the foregoing requirement. To the extent that Matching Contributions and/or Special Contributions are used to satisfy the requirement of this section (which determination shall be made by the Committee in its sole discretion), such contributions shall not be included in the calculation of the Contribution Percentage.

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

     (b) For any Top Heavy Plan Year commencing prior to January 1, 2000, the number "1.0" shall be substituted for the number "1.25" in sections 6.1(c)(iii) and 6.1(c)(iv), except that:

(i) this section 14.8(b) shall not apply to any individual for a Top Heavy Plan Year that is not a Super Top Heavy Plan Year if the requirements of section 14.8(a) would be satisfied for such Top Heavy Plan Year if the number "4%" were substituted for the number "3%" in section 14.8(a); and

(ii) this section 14.8(b) shall not apply to an individual for a Top Heavy Plan Year if, during such Top Heavy Plan Year, there are no Matching Contributions, Special Contributions or Employee Contributions allocated to such individual under this Plan or any other qualified defined contribution plan maintained by the Company, and there are no accruals for such individual under any qualified defined benefit plan maintained by the Company.

For purposes of this section 14.8(b), the term "Super Top Heavy Plan Year" means a Top Heavy Plan Year in which the Plan would meet the definitional requirements of section 14.2 if the term "90%" were substituted for the term "60%" in sections 14.2(a), 14.2(b) and 14.2(c).

     (c) Beginning with the Plan Year in which the Plan is a Top Heavy Plan, Matching Contributions, NAMCO Profit-Sharing Contributions, NAMCO Plan Profit-Sharing Contributions and NAMCO Money Purchase Contributions shall be vested in a percentage not less than that determined pursuant to the vesting schedule set forth below:

       Period of Service                       Vested Percentage
       2 years                                           20%
       3 years                                           40%
       4 years                                           60%
       5 years                                          100%




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

                                   ARTICLE 15

                            Miscellaneous Provisions

Section 15.1      Governing Law.

The Plan shall be construed, administered and enforced according to the laws of the State of New York, except to the extent that such laws are preempted by Federal law.

Section 15.2      No Right to Continued Employment.

Neither the establishment of the Plan, nor any provisions of the Plan or of the Trust Agreement establishing the Trust Fund nor any action of the Plan Administrator, Committee, Compensation Committee, the Board or Trustee, shall be held or construed to confer upon any Employee any right to a continuation of employment by the Company. The Company reserves the right to dismiss any Employee or otherwise deal with any Employee to the same extent as though the Plan had not been adopted.

Section 15.3      Construction of Language.

Wherever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender shall include the feminine and the neuter.

Section 15.4      Merger with Other Plans.

The Plan shall not be merged or consolidated with, nor transfer its assets or liabilities to, any other plan unless each Member, Former Member, Beneficiary and other person entitled to benefits, would (if that plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer.

Section 15.5      Non-alienation of Benefits.

     (a) Except as provided in section 15.5(b), the right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation, or assignment nor shall such right be liable for or subject to debts, contracts, liabilities or torts. Should any Member, Former Member or other person attempt to anticipate, alienate or assign his interest in or right to a benefit, or should any person claiming against him seek to subject such interest or right to legal or equitable process, all the interest or right of such Member or Former Member or other person entitled to benefits in the Plan shall cease, and in that event such interest or right shall be held or applied, at the direction of the Plan Administrator, for or to the benefit of such Member or Former Member, or other person or his spouse, children or other dependents in such manner and in such proportions as the Plan Administrator may deem proper.

     (b) This section 15.5 shall not prohibit the Plan Administrator from recognizing a Domestic Relations Order that is determined to be a Qualified Domestic Relations Order in accordance with section 15.6 or from complying with a court Order or settlement agreement as described in ERISA Section 206(d)(4).

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

Section 15.6      Procedures Involving Domestic Relations Orders.

     (a) Upon receiving a Domestic Relations Order, the Plan Administrator shall segregate in a separate account or in an escrow account the amounts payable to any person pursuant to such Domestic Relations Order, pending a determination whether such Domestic Relations Order constitutes a Qualified Domestic Relations Order, and shall give notice of the receipt of the Domestic Relations Order to the Member or Former Member and each other person affected thereby. If, within the 18 month period beginning with the date on which the first payment would be required to be made under the Domestic Relations Order, the Plan Administrator, a court of competent jurisdiction or another appropriate authority determines that such Domestic Relations Order constitutes a Qualified Domestic Relations Order, the Plan Administrator shall direct the Trustee to pay the segregated amounts (plus any interest thereon) to the person or persons entitled thereto under the Qualified Domestic Relations Order. If it is determined that the Domestic Relations Order is not a Qualified Domestic Relations Order or if no determination is made within the prescribed 18-month period, the segregated amounts shall be distributed as though the Domestic Relations Order had not been received and any later determination that such Domestic Relations Order constitutes a Qualified Domestic Relations Order shall be applied only with respect to benefits that remain undistributed on the date of such determination. The Plan Administrator shall be authorized to establish such reasonable administrative procedures as he deems necessary or appropriate to administer this section 15.6. This section 15.6 shall be construed and administered so as to comply with the requirements of section 401(a)(13) of the Code and section 206(d) of ERISA.

     (b) Notwithstanding any provision of the Plan to the contrary, payments to an alternate payee under a Qualified Domestic Relations Order may begin as soon as practicable after the Plan Administrator determines whether such Domestic Relations Order constitutes a Qualified Domestic Relations Order, provided that such earlier commencement of payments is consistent with the terms of the Qualified Domestic Relations Order.

Section 15.7      Effect of Restatement and Merger.

The Plan, as set forth herein, constitutes a restatement of the Plan through January 1, 2001, including amendments effective through November 1, 2001. The Plan further reflects the merger of the NAMCO Plan with and into the Plan, effective as of January 1, 2001. The rights of any person who terminated employment or who retired on or before the 2001 Restatement Effective Date, including his eligibility for benefits and the time and form in which benefits, if any, will be paid, shall be determined solely under the terms of the Plan or the applicable Prior Plan or the NAMCO Plan as in effect on the date of his termination of employment or retirement, unless such person is thereafter reemployed and again becomes a Member. Notwithstanding the foregoing, to the extent permitted by law, the preceding sentence shall not prevent the Plan from paying out the vested portion of a terminated Employee's Account in accordance with Section 10.5(a) if such vested portion is not more than $5,000, even if the value of such vested portion exceeded $3,500 on January 1, 1998.

                                      Hot Sheet

--------------------------------- ------------------------------------------------------------------------------------
--------------------------------- ------------------------------------------------------------------------------------
Heading 1                         ARTICLE 1
                                  ---------

                                  Definitions
--------------------------------- ------------------------------------------------------------------------------------
Heading 2                            1.1   Account means the account maintained to record the interest of a Member in the Plan.  All Accounts are valued on a daily basis.
--------------------------------- ------------------------------------------------------------------------------------
Heading 3                         (a)   any member of a controlled group of corporations, as that term is defined in section 414(b) of the Code, which includes the Bank;
--------------------------------- ------------------------------------------------------------------------------------
Heading 3 w/                      (a)   (i)   any member of a controlled group of corporations, as that term
NumContinuation(roman),nor        is defined in section 414(b) of the Code, which includes the Bank;
--------------------------------- ------------------------------------------------------------------------------------
NumContinuation(roman),ncr        (ii) any member of a controlled group of corporations, as that term is defined in section 414(b) of the Code, which includes the Bank;
--------------------------------- ------------------------------------------------------------------------------------
NumContinuation(ALPHA),           (A) the excess of (I) the Actual Deferral Percentage for
                                  the eligible Highly nca Compensated Employees for such Plan Year, over (II) the maximum average Actual Deferral Percentage permitted under section
                                  6.2(a)(i) for such eligible Highly Compensated Employees for such Plan Year;
                                  multiplied by
--------------------------------- ------------------------------------------------------------------------------------
Heading 4                         (i)   he works only during the peak work periods of a department of the Bank at the specific request of the Bank.
--------------------------------- ------------------------------------------------------------------------------------
Heading 5                         (A)   all Bank Matching Contributions and Forfeitures with respect to such contributions under this Plan; plus
--------------------------------- ------------------------------------------------------------------------------------
Heading 5 w/                      (A)   (1)   all Bank Matching Contributions and Forfeitures with respect to such
NumContinuation(NUM),ncn          contributions under this Plan; plus
--------------------------------- ------------------------------------------------------------------------------------
NumContinuation(NUM),ncn          (2)   such member has previously withdrawn (or requested withdrawal of) the full amount
--------------------------------- ------------------------------------------------------------------------------------
Heading 6                         (1)   the Plan is terminated without the establishment of a successor plan
--------------------------------- ------------------------------------------------------------------------------------




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